EXHIBIT 10.1

SHARE EXCHANGE AGREEMENT

by and among

WINNER STATE INVESTMENTS LIMITED

FANG CHEN, YANG MIAO AND YING ZHANG

FAITH WINNER INVESTMENTS LIMITED

and

VICTORY DIVIDE MINING COMPANY

dated as of October 3, 2007

SHARE EXCHANGE AGREEMENT

SHARE EXCHANGE AGREEMENT, dated as of October 3, 2007 (this “Agreement”) by and among Winner State Investments Limited, a British Virgin Islands company (“Winner State”), Fang Chen (“Fang”), an individual, Yang Miao (“Yang”), an individual, Ying Zhang (“Ying”), an individual, Faith Winner Investments Limited, a British Virgin Islands company (“Faith Winner”), and Victory Divide Mining Company, a Nevada corporation (“VICTORY DIVIDE”).

WHEREAS, Winner State and Fang, Yang and Ying (collectively, the “INDIVIDUALS”) own 100% of the issued and outstanding capital stock of Faith Winner, such capital stock being hereinafter referred to as the “Faith Winner Shares”; and
 WHEREAS, (i) Winner State , the INDIVIDUALS and Faith Winner believe it is in their respective best interests for Winner State and the INDIVIDUALS to exchange the Faith Winner Shares for 18,500,000 shares (the “VICTORY DIVIDE Shares” or the “Purchase Price” as used in Section 7.1 hereof) of original issue common stock, par value $.001 per share, of VICTORY DIVIDE (“Common Stock”), and (ii) VICTORY DIVIDE believes it is in VICTORY DIVIDE’s best interest to acquire the Faith Winner Shares in exchange for the VICTORY DIVIDE Shares, all upon the terms and subject to the conditions set forth in this Agreement (the “Share Exchange”); and

WHEREAS, it is the intention of the parties that: (i) VICTORY DIVIDE shall acquire 100% of the Faith Winner Shares in exchange solely for the amount of VICTORY DIVIDE Shares set forth herein; (ii) said exchange of shares shall qualify as a tax-free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the “Code”); and (iii) said exchange shall qualify as a transaction in securities exempt from registration or qualification under the Securities Act of 1933, as amended and in effect on the date of this Agreement (the “Securities Act”); and

WHEREAS, immediately following the consummation of the Share Exchange, and pursuant to a Securities Purchase Agreement to be dated as of the Closing Date (as hereinafter defined) by and among VICTORY DIVIDE and Vision Opportunity Master Fund, Ltd, and certain other investors (collectively, the “Investors”) substantially in the form set forth as Exhibit A hereto (the “Securities Purchase Agreement”), VICTORY DIVIDE intends to enter into a private placement with accredited investors whereby, in consideration of up to $21,500,000 in gross private placement proceeds, VICTORY DIVIDE will issue to the Investors up to 10 million shares of Series A Convertible Preferred Stock of VICTORY DIVIDE and attached warrants to purchase Common Stock of VICTORY DIVIDE (the “Private Placement”) upon the terms and conditions set forth in the relevant Private Placement transaction documents; and

WHEREAS, immediately prior to the Share Exchange, not more than 487,500 shares of Common Stock shall be issued and outstanding; and

WHEREAS, the parties hereto agree that the capitalization table (the “Cap Table”) upon which the transactions contemplated by this Agreement and the Private Placement are based is set forth as Exhibit B hereto; and

 NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein, the parties hereto agree as follows:

ARTICLE I
EXCHANGE OF SHARES FOR COMMON STOCK

Section 1.1 Agreement to Exchange Faith Winner Shares for VICTORY DIVIDE Shares. On the Closing Date (as hereinafter defined) and upon the terms and subject to the conditions set forth in this Agreement, Winner State and the INDIVIDUALS shall assign, transfer, convey and deliver the Faith Winner Shares to VICTORY DIVIDE, and in consideration and exchange therefor VICTORY DIVIDE shall assign, transfer, convey and deliver the VICTORY DIVIDE Shares to Winner State and the INDIVIDUALS as set forth in the Cap Table.

Section 1.2 Capitalization at the Closing. On the Closing Date, immediately before the consummation of the Share Exchange, VICTORY DIVIDE shall have as authorized capital stock a total of 10,000,000,000 shares of Common Stock, par value $.001 per share, of which not more than 487,500 shares of Common Stock shall be issued and outstanding , and 50,000,000 shares of preferred stock, par value $.001 per share, of which no shares shall be issued and outstanding, but 10,000,000 shares shall have been designated as Series A Convertible Preferred Stock (“Series A Stock”) and 10,000,000shares shall have been designated as Series B Convertible Preferred Stock (“Series B Stock”).

Section 1.3 Closing and Actions at Closing.

a. The closing of the Share Exchange (the "Closing") shall take place at 5:00 p.m. E.D.T. on the day the conditions to closing set forth in Articles V and VI have been satisfied or waived, or at such other time and date as the parties hereto shall agree in writing (the "Closing Date"), at the offices of Guzov Ofsink, LLC, 600 Madison Avenue, 14th Floor, New York, New York 10022.

b. At the Closing: (i) Winner State and the INDIVIDUALS shall deliver to VICTORY DIVIDE the stock certificates representing one hundred percent (100%) of the Faith Winner Shares, duly endorsed in blank for transfer or accompanied by appropriate stock powers duly executed in blank; and (ii) in full consideration and exchange for the Faith Winner Shares, VICTORY DIVIDE shall issue and deliver to Winner State and the INDIVIDUALS one or more stock certificates representing all of the VICTORY DIVIDE Shares.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF VICTORY DIVIDE

VICTORY DIVIDE hereby represents, warrants and agrees that the statements in the following subsections of this Section 2 are all true and complete as of the date hereof, and will, except as contemplated by this Agreement, be true and complete as of the Closing Date as if first made on such date:

Section 2.1 Corporate Organization

a. VICTORY DIVIDE is a corporation duly organized, validly existing and in good standing under the laws of Nevada, and has all requisite corporate power and authority to own its properties and assets and to conduct its business as now conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by VICTORY DIVIDE or the ownership or leasing of its properties makes such qualification and being in good standing necessary, except where the failure to be so qualified and in good standing will not have a material adverse effect on the business, operations, properties, assets, condition or results of operation of VICTORY DIVIDE (a "VICTORY DIVIDE Material Adverse Effect");

b. Copies of the Articles of Incorporation and By-laws of VICTORY DIVIDE, with all amendments thereto to the date hereof, have been furnished to Winner State, the INDIVIDUALS and Faith Winner, and such copies are accurate and complete as of the date hereof. The minute books of VICTORY DIVIDE are current as required by law, contain the minutes of all meetings of the Board of Directors and shareholders of VICTORY DIVIDE from its date of incorporation to the date of this Agreement, and adequately reflect all material actions taken by the Board of Directors and shareholders of VICTORY DIVIDE.

Section 2.2 Capitalization of VICTORY DIVIDE.

a. On the Closing Date, immediately before the consummation of the Share Exchange, the entire authorized capital stock of VICTORY DIVIDE shall consist of 10,000,000,000 shares of Common Stock, par value $.001 per share, of which not more than 487,500 shares of Common Stock shall be issued and outstanding, and 50,000,000 shares of “blank check” preferred stock, par value $.001 per share, of which no shares shall be issued and outstanding.

b. The 200 for 1 reverse stock split of VICTORY DIVIDE’s Common Stock described in the Schedule 14C Information Statement filed with the Securities and Exchange Commission (the “SEC”) on March 19, 2007 and the 1 for 100 forward stock split of VICTORY DIVIDE’s Common Stock on September 14, 2007 were validly authorized by VICTORY DIVIDE’s board of directors and/or shareholders as required under the laws of the State of Nevada and complied with all applicable Nevada and federal laws. To the actual knowledge of VICTORY DIVIDE, there are presently no claims from VICTORY DIVIDE shareholders in relation to the said reverse and forward stock splits.

c. The issuance of the VICTORY DIVIDE Shares will be in accordance with the provisions of this Agreement. On the Closing Date all of the issued and outstanding shares of Common Stock and all of the VICTORY DIVIDE Shares to be issued pursuant to this Agreement will have been duly authorized and, when issued, will be validly issued, fully paid and non-assessable, will have been issued in compliance with all applicable securities laws, and will have been issued free of preemptive rights of any security holder. Except as set forth on Schedule 2.2, as of the date of this Agreement there are, and as of the Closing Date there will be, no outstanding or authorized options, warrants, agreements, commitments, conversion rights, preemptive rights or other rights to subscribe for, purchase or otherwise acquire or to become outstanding any shares of VICTORY DIVIDE’s capital stock, nor are there or will there be any outstanding or authorized stock appreciation, phantom stock, profit participation or similar rights with respect to VICTORY DIVIDE or any Common Stock, or any voting trusts, proxies or other agreements or understandings with respect to the voting of VICTORY DIVIDE’s capital stock.

Section 2.3 Subsidiaries and Equity Investments. Except as set forth on Schedule 2.3 VICTORY DIVIDE does not directly or indirectly own any capital stock or other securities of, or any beneficial ownership interest in, or hold any equity or similar interest, or have any investment in any corporation, limited liability company, partnership, limited partnership, joint venture or other company, person or other entity, including without limitation any Subsidiary of VICTORY DIVIDE. For purposes of this Agreement, a “Subsidiary” of a company means any entity in which, at the date of this Agreement, such company or any of its Subsidiaries directly or indirectly owns any of the capital stock, equity or similar interests or voting power of such entity. For each entity listed thereon, Schedule 2.3 sets forth its jurisdiction of organization and the percentage of the outstanding capital stock or other equity interests of such entity that is held by VICTORY DIVIDE. Each entity listed on Schedule 2.3 is duly organized and validly existing and, except as set forth on Schedule 2.3, is in good standing under the laws of the jurisdiction of its formation; has the requisite power and authority to own its properties and to carry on its business as now being conducted; and, if applicable, is duly qualified as a foreign entity to do business and, to the extent legally applicable, is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect

Section 2.4 Authorization and Validity of Agreements. VICTORY DIVIDE has all corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement constitutes the valid and legally binding obligation of VICTORY DIVIDE, and is enforceable in accordance with its terms. VICTORY DIVIDE does not need to give any notice to, make any filings with, or obtain any authorization, consent or approval of any government or governmental agency or other person in order for it to consummate the transactions contemplated by this Agreement, other than filings that may be required or permitted under states securities laws, the Securities Act of 1933, as amended (the “Securities Act”) and/or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) resulting from the issuance of the VICTORY DIVIDE Shares. The execution and delivery of this Agreement by VICTORY DIVIDE, and the consummation by VICTORY DIVIDE of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of VICTORY DIVIDE, and no other corporate proceedings on the part of VICTORY DIVIDE are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

Section 2.5 No Conflict or Violation. Neither the execution and delivery of this Agreement by VICTORY DIVIDE, nor the consummation by VICTORY DIVIDE of the transactions contemplated hereby will: (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency, court, administrative panel or other tribunal to which VICTORY DIVIDE is subject, or any provision of VICTORY DIVIDE’s Articles of Incorporation, as amended, or By-laws, as amended; (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which Faith Winner is a party or by which it is bound, or to which any of its assets is subject; or (iii) result in or require the creation or imposition of any encumbrance of any nature upon or with respect to any of VICTORY DIVIDE’s assets, including without limitation the VICTORY DIVIDE Shares.

Section 2.6 Material Agreements. VICTORY DIVIDE is not a party to or bound by any contracts, including, but not limited to, any:

a.	employment, advisory or consulting contract other than a consulting agreement with Glenn A. Little dated September __, 2007;

b.	plan providing for employee benefits of any nature;

c.	lease with respect to any property or equipment;

d.	contract, agreement, understanding or commitment for any future expenditure in excess of $1,000 in the aggregate;

e.	contract or commitment pursuant to which it has assumed, guaranteed, endorsed, or otherwise become liable for any obligation of any other person, entity or organization;

f.
agreement with any person relating to the dividend, purchase or sale of securities, that has not been settled by the delivery or payment of securities when due, and which remains unsettled upon the date of this Agreement.

 Section 2.7 No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or anticipated by VICTORY DIVIDE to arise, between VICTORY DIVIDE and any accountants and/or lawyers formerly or presently employed by VICTORY DIVIDE. VICTORY DIVIDE is current with respect to fees owed to its accountants and lawyers.

Section 2.8 Disclosure. This Agreement and any certificate attached hereto or delivered in accordance with the terms hereby by or on behalf of VICTORY DIVIDE in connection with the transactions contemplated by this Agreement, when taken together, do not contain any untrue statement of a material fact or omit any material fact necessary in order to make the statements contained herein and/or therein not misleading.

Section 2.9  Litigation; Compliance with Laws. There is no action, suit, proceeding or investigation pending or, to the best knowledge of VICTORY DIVIDE, currently threatened against VICTORY DIVIDE or any Subsidiary that may affect the validity of this Agreement or the right of VICTORY DIVIDE to enter into this Agreement or to consummate the transactions contemplated hereby. There is no action, suit, proceeding or investigation pending or, to the best knowledge of VICTORY DIVIDE, currently threatened against VICTORY DIVIDE or any Subsidiary, before any court or by or before any governmental body or any arbitration board or tribunal, nor is there any judgment, decree, injunction or order of any court, governmental department, commission, agency, instrumentality or arbitrator against VICTORY DIVIDE or any of its Subsidiaries. Neither VICTORY DIVIDE nor any Subsidiary is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by VICTORY DIVIDE or any Subsidiary currently pending or which VICTORY DIVIDE or any Subsidiary intends to initiate. VICTORY DIVIDE has been and is in compliance with, and has not received any notice of any violation of any, law, ordinance, regulation or rule of any kind whatsoever, including without limitation the Securities Act, the Exchange Act, the rules and regulations of the SEC, or the securities laws and rules and regulations of any state. VICTORY DIVIDE is not an “investment company” as such term is defined by the Investment Company Act of 1940, as amended. When any reference to the “knowledge” or “best knowledge” of VICTORY DIVIDE is made in this Agreement, such terms shall mean the knowledge that would be gained from diligent and due inquiry into the matters referenced.

Section 2.10 Financial Statements; SEC Filings.

a. VICTORY DIVIDE’s financial statements contained in its periodic reports filed with the Securities and Exchange Commission, (the “Financial Statements”) have been prepared in accordance with generally accepted accounting principles applicable in the United States of America (“U.S. GAAP”) applied on a consistent basis throughout the periods indicated and with each other, except that those of the Financial Statements that are not audited do not contain all footnotes required by U.S. GAAP. The Financial Statements fairly present the financial condition and operating results of VICTORY DIVIDE as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments. Except as set forth in the Financial Statements, VICTORY DIVIDE has no material liabilities (contingent or otherwise). VICTORY DIVIDE is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. VICTORY DIVIDE maintains and will continue to maintain until the Closing a standard system of accounting established and administered in accordance with U.S. GAAP.

b.
(i) VICTORY DIVIDE has made all filings with the SEC that it has been required to make under the Securities Act and the Exchange Act (such filings, inclusive of all reports and VICTORY DIVIDE’s registration statement on Form 10-SB filed with the SEC on July 12, 2006 (the “Form 10-SB”), are hereinafter referred to as the “Public Reports”). Each of the Public Reports has complied with the Securities Act and the Exchange Act, and the Sarbanes/Oxley Act of 2002 (the “Sarbanes/Oxley Act”) and/or regulations promulgated thereunder, as the case may be, in all material respects. None of the Public Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading. The Form 10-SB, at the time it became effective, did not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made therein not misleading. The financial statements, including the notes thereto, included in the Public Reports have been prepared in accordance with U.S. GAAP applied on a consistent basis throughout the periods covered thereby and present fairly the financial condition of VICTORY DIVIDE as of such dates and the results of operations of VICTORY DIVIDE for such periods; provided, however, that the financial statements for all interim periods are subject to normal year-end adjustments and lack certain footnotes and other presentation items otherwise required by GAAP. To the knowledge of VICTORY DIVIDE, there is no event, fact or circumstance that would cause any certification signed by any officer of VICTORY DIVIDE in connection with any Public Report pursuant to the Sarbanes/Oxley Act to be untrue, inaccurate or incorrect in any respect. The Common Stock of VICTORY DIVIDE covered by the Form 10-SB is validly, properly and effectively registered under the Exchange Act in accordance with all applicable federal securities laws and trades on the OTC Bulletin Board. There is no revocation order, suspension order, injunction or other proceeding or law affecting the effectiveness of VICTORY DIVIDE’s Exchange Act registration or the trading of its Common Stock. The consummation of the transactions contemplated by this Agreement do not conflict with and will not result in any violation of any NASD or OTC Bulletin Board trading requirement or standard applicable to VICTORY DIVIDE or its Common Stock.

(ii) Since the date of the filing of its quarterly report on Form 10-QSB for the quarter ended June 30, 2007, except as specifically disclosed in the Public Reports and except as set forth on Schedule 2.10: (A) therehas been no event, occurrence or development that has resulted in or could result in a Material Adverse Effect (for purposes of this Section 2.10, a “Material Adverse Effect” means any event, occurrence, fact, condition, change or effect that is materially adverse to the business, assets, condition (financial or otherwise), operating results or prospects of VICTORY DIVIDE); (B) VICTORY DIVIDE has not incurred any liabilities, contingent or otherwise, other than professional fees, which are accurately disclosed in the Public Reports; (C) VICTORY DIVIDE has not declared or made any dividend or distribution of cash or property to its shareholders, purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, or issued any equity securities; or (D) VICTORY DIVIDE has not made any loan, advance or capital contribution to or investment in any person or entity.

Section 2.11 Books and Financial Records. All the accounts, books, registers, ledgers, Board minutes and financial and other material records of whatsoever kind of each of VICTORY DIVIDE and any Subsidiary of VICTORY DIVIDE have been fully, properly and accurately kept and completed; there are no material inaccuracies or discrepancies of any kind contained or reflected therein; and they give and reflect a true and fair view of the financial, contractual and legal position of VICTORY DIVIDE and each such Subsidiary.

Section 2.12 Employee Benefit Plans. VICTORY DIVIDE does not have any “Employee Benefit Plan” as defined in the U.S. Employee Retirement Income Security Act of 1974 or similar plans under any applicable laws.

Section 2.13 Tax Returns, Payments and Elections. Each of VICTORY DIVIDE and its Subsidiaries has timely filed all Tax (as defined below) returns, statements, reports, declarations and other forms and documents (including, without limitation, estimated tax returns and reports and material information returns and reports) (“Tax Returns”) required pursuant to applicable law to be filed with any Tax Authority (as defined below). All such Tax Returns are accurate, complete and correct in all material respects, and each of VICTORY DIVIDE and its Subsidiaries has timely paid all Taxes due. Each of VICTORY DIVIDE and its Subsidiaries has withheld or collected from each payment made to each of its employees the amount of all Taxes (including, but not limited to, United States income taxes and other foreign taxes) required to be withheld or collected therefrom, and has paid the same to the proper Tax Authority. For purposes of this Agreement, the following terms have the following meanings: “Tax” (and, with correlative meaning, “Taxes” and “Taxable”) means any and all taxes including, without limitation, (x) any net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, value added, net worth, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or any penalty, addition to tax or additional amount imposed by any United States, local or foreign governmental authority or regulatory body responsible for the imposition of any such tax (domestic or foreign) (a “Tax Authority”), (y) any liability for the payment of any amounts of the type described in (x) as a result of being a member of an affiliated, consolidated, combined or unitary group for any taxable period or as the result of being a transferee or successor thereof, and (z) any liability for the payment of any amounts of the type described in (x) or (y) as a result of any express or implied obligation to indemnify any other person.

Section 2.14 Absence of Liabilities. As of the Closing Date, VICTORY DIVIDE will have no liabilities of any kind whatsoever. VICTORY DIVIDE is not a guarantor of any indebtedness of any other person, entity or corporation.

Section 2.15  No Broker Fees. No brokers, finders or financial advisory fees or commissions will be payable by VICTORY DIVIDE with respect to the transactions contemplated by this Agreement.

Section 2.16 Survival. Each of the representations and warranties set forth in this Article II shall be deemed represented and made by VICTORY DIVIDE at the Closing as if made at such time and shall survive the Closing for a period terminating on the second anniversary of the date of this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF WINNER STATE, THE INDIVIDUALS AND FAITH WINNER

 Unless otherwise provided below, Winner State, the INDIVIDUALS and Faith Winner hereby jointly and severally represent, warrant and agree that the statements in the following subsections of this Section 3 are all true and complete as of the date hereof, and will, except as contemplated by this Agreement, be true and complete as of the Closing Date as if first made on such date:

Section 3.1 Corporate Organization.  Faith Winner is organized as a business company under the laws of the British Virgin Islands; is duly organized, validly existing and in good standing under the laws of the British Virgin Islands; and has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being or currently planned to be conducted. Faith Winner is in possession of all franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals and orders (“Approvals”) necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its business as it is now being conducted and will be conducted through WFOE and Yanglin (as defined and described in Schedule 3.3(a)), and to consummate the transactions contemplated under this Agreement, except where the failure to have such Approvals could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, properties, assets, condition or results of operation of Faith Winner. Faith Winner has complete and correct copies of its articles of organization and bylaws or similar governing, organization or charter documents (collectively referred to herein as "Charter Documents"). Faith Winner is not in violation of any of the provisions of its Charter Documents. The minute books or the equivalent of Faith Winner contain true, complete and accurate records of all meetings and consents in lieu of meetings of its board of directors (and any committees thereof), similar governing bodies and stockholders ("Corporate Records"), since the time of its organization until the date hereof. The stock ledgers and other ownership records of the shares of each of Faith Winner’s capital stock (the “Share Records”) are true, complete and accurate records of the ownership of the shares of such capital stock as of the date thereof and contain all issuances and transfers of such shares since the time of Faith Winner’s organization.

Section 3.2 Capitalization of Faith Winner; Title to the Faith Winner Shares. On the Closing Date, immediately before the transactions to be consummated pursuant to this Agreement, Faith Winner shall have authorized capital consisting of 50,000 shares, par value US $1.00 per share, 50,000 shares of which, constituting all of the Faith Winner Shares, will be issued and outstanding. All of the Faith Winner Shares are owned of record by Winner State and the INDIVIDUALS. The Faith Winner Shares are the sole outstanding shares of capital stock of Faith Winner and the INDIVIDUALS, and there are no outstanding options, warrants, agreements, commitments, conversion rights, preemptive rights or other rights to subscribe for, purchase or otherwise acquire any shares of capital stock or any un-issued or treasury shares of capital stock of Faith Winner.

Section 3.3  Subsidiaries and Equity Investments.

a. Each Subsidiary and affiliated company of Faith Winner and Yanglin is set forth on Schedule 3. 3(a).

b. Except as set forth on Schedule 3.3(a), Faith Winner does not, directly or indirectly own any capital stock or other securities of, or any beneficial ownership interest in, or hold any equity or similar interest, or have any investment in any corporation, limited liability company, partnership, limited partnership, joint venture or other company, person or other entity. For each entity listed thereon, Schedule 3.3(a) sets forth its jurisdiction of organization and the percentage of the outstanding capital stock or other equity interests of such entity that is held by Faith Winner. Each entity listed on Schedule 3.3(a) is duly organized and validly existing and, except as set forth on Schedule 3.3(a), is in good standing under the laws of the jurisdiction of its formation; has the requisite power and authority to own its properties and to carry on its business as now being conducted; and, if applicable, is duly qualified as a foreign entity to do business and, to the extent legally applicable, is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect.

c. The contractual agreements entered into between WFOE and Yanglin (as described in Schedule 3.3(a)) which essentially gives WFOE control over Yanglin’s business and management as if Yanglin were a wholly-owned subsidiary of WFOE were validly entered into by the parties and in compliance with relevant PRC laws and regulations and all necessary approvals in connection with such contractual agreements have been obtained, except for those that do not or will not have a material adverse effect on the business of Yanglin.

Section 3.4 Authorization and Validity of Agreements. Faith Winner has all corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. Winner State and the INDIVIDUALS warrants and represents that it has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement constitutes the valid and legally binding obligation of VICTORY DIVIDE, of Winner State and of the INDIVIDUALS, and is enforceable in accordance with its terms. Neither Faith Winner, Winner State nor the INDIVIDUALS need give any notice to, make any filings with, or obtain any authorization, consent or approval of any government or governmental agency or other person in order for it to consummate the transactions contemplated by this Agreement, other than filings that may be required or permitted under states securities laws, the Securities Act and/or the Exchange Act resulting from the transfer and exchange of the Faith Winner Shares. The execution and delivery of this Agreement by Faith Winner and by Winner State and the INDIVIDUALS, and the consummation by Faith Winner and by Winner State and the INDIVIDUALS of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of Faith Winner, and no other corporate proceedings on the part of Faith Winner or other actions on the part of Winner State and the INDIVIDUALS are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

Section 3.5 No Conflict or Violation. Neither the execution and delivery of this Agreement by Faith Winner, by Winner State and by the INDIVIDUALS, nor the consummation by Faith Winner and/or Winner State and/or INDIVIDUALS of the transactions contemplated hereby will: (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency, court, administrative panel or other tribunal to which Faith Winner and/or Winner State and/or INDIVIDUALS is subject, or any provision of Faith Winner’s Charter Documents; (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which Faith Winner and/or the INDIVIDUALS is/are a party or by which it/they is/are bound, or to which any of its/their/his assets is subject; or (iii) result in or require the creation or imposition of any encumbrance of any nature upon or with respect to any of Faith Winner’s or any of the INVIDUALS’ assets, including without limitation the Faith Winner Shares.

Section 3.6  Investment Representations.

(a) The VICTORY DIVIDE Shares will be acquired hereunder solely for the account of Winner State and the INDIVIDUALS, for investment, and not with a view to the resale or distribution thereof. Winner State understands and is able to bear any economic risks associated with acquiring the VICTORY DIVIDE Shares. Winner State and the INDIVIDUALS have had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the VICTORY DIVIDE Shares.

(b) No offer to enter into this Agreement has been made by VICTORY DIVIDE to Winner State and/or the INDIVIDUALS in the United States. None of Winner State or any of its affiliates or any person acting on its behalf or on behalf of any such affiliate, has engaged or will engage in any activity undertaken for the purpose of, or that reasonably could be expected to have the effect of, conditioning the markets in the United States for the VICTORY DIVIDE Shares, including, but not limited to, effecting any sale or short sale of securities through Winner State or any of its affiliate, prior to the expiration of any restricted period contained in Regulation S promulgated under the Securities Act (any such activity being defined herein as a “Directed Selling Effort”). To the best knowledge of Winner State and the INDIVIDUALS this Agreement and the transactions contemplated herein are not part of a plan or scheme to evade the registration provisions of the Securities Act, and the VICTORY DIVIDE Shares are being acquired for investment purposes by Winner State and the INDIVIDUALS. Winner State and the INDIVIDUALS agree that all offers and sales of the VICTORY DIVIDE Shares from the date hereof and through the expiration of the any restricted period set forth in Rule 903 of Regulation S (as the same may be amended from time to time hereafter) shall not be made to U.S. Persons (within the meaning of Regulation S) or for the account or benefit of U.S. Persons and shall otherwise be made in compliance with the provisions of Regulation S and any other applicable provisions of the Securities Act. Neither Winner State, its representative nor the INDIVIDUALS has conducted any Directed Selling Effort as that term is used and defined in Rule 902 of Regulation S and neither Winner State nor any of its representative will engage in any such Directed Selling Effort within the United States through the expiration of any restricted period set forth in Rule 903 of Regulation S.

Section 3.7  Brokers’ Fees. Neither Winner State, the INDIVIDUALS nor Faith Winner has any liability to pay any fees or commissions or other consideration to any broker, finder, or agent with respect to the transactions contemplated by this Agreement, other than to that listed under Schedule 3.7.

Section 3.8  Disclosure. This Agreement, the schedules hereto and any certificate attached hereto or delivered in accordance with the terms hereof by or on behalf of Winner State, the INDIVIDUALS or Faith Winner in connection with the transactions contemplated by this Agreement, when taken together, do not contain any untrue statement of a material fact or omit any material fact necessary in order to make the statements contained herein and/or therein not misleading.

Section 3.9 Survival. Each of the representations and warranties set forth in this Article III shall be deemed represented and made by Winner State, the INDIVIDUALS and/or Faith Winner, as the case may be, at the Closing as if made at such time and shall survive the Closing for a period terminating on the second anniversary of the date of this Agreement.

ARTICLE IV

COVENANTS

Section 4.1 Certain Changes and Conduct of Business.

a. From and after the date of this Agreement and until the Closing Date, VICTORY DIVIDE shall conduct its business solely in the ordinary course consistent with past practices and, in a manner consistent with all representations, warranties or covenants of VICTORY DIVIDE contained herein, and without the prior written consent of Winner State (which may be withheld for any reason or no reason), will not, except as required or permitted pursuant to the terms hereof and the Private Placement:

i.	make any material change in the conduct of its businesses and/or operations or enter into any transaction other than in the ordinary course of business consistent with past practices;

ii.
except as provided in Section 4.6 hereof, make any change in its Charter Documents; issue any additional shares of capital stock or equity securities or grant any option, warrant or right to acquire any capital stock or equity securities or issue any security convertible into or exchangeable for its capital stock or alter in any material term of any of its outstanding securities or make any change in its outstanding shares of capital stock or its capitalization, whether by reason of a reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, stock dividend or otherwise;

iii	except as provided in Section 4.6 hereof:

A.
incur, assume or guarantee any indebtedness for borrowed money, issue any notes, bonds, debentures or other corporate securities or grant any option, warrant or right to purchase any thereof, except pursuant to transactions in the ordinary course of business consistent with past practices; or

B.	issue any securities convertible or exchangeable for debt or equity securities of VICTORY DIVIDE;

iv
make any sale, assignment, transfer, abandonment or other conveyance of any of its assets or any part thereof, except pursuant to transactions in the ordinary course of business consistent with past practice;

v.
subject any of its assets, or any part thereof, to any lien or suffer such to be imposed other than such liens as may arise in the ordinary course of business consistent with past practices by operation of law which will not have an VICTORY DIVIDE Material Adverse Effect;

vi.	acquire any assets, raw materials or properties, or enter into any other transaction, other than in the ordinary course of business consistent with past practices;

vii.
enter into any new (or amend any existing) employee benefit plan, program or arrangement or any new (or amend any existing) employment, severance or consulting agreement, grant any general increase in the compensation of officers or employees (including any such increase pursuant to any bonus, pension, profit-sharing or other plan or commitment) or grant any increase in the compensation payable or to become payable to any employee, except in accordance with pre-existing contractual provisions or consistent with past practices;

viii.	make or commit to make any material capital expenditures;

ix.	pay, loan or advance any amount to, or sell, transfer or lease any properties or assets to, or enter into any agreement or arrangement with, any of its affiliates;

x.	guarantee any indebtedness for borrowed money or any other obligation of any other person;

xi.	fail to keep in full force and effect insurance comparable in amount and scope to coverage maintained by it (or on behalf of it) on the date hereof;

xii.	take any other action that would cause any of the representations and warranties made by it in this Agreement not to remain true and correct in all material aspect;

xiii.	make any material loan, advance or capital contribution to or investment in any person;

xiv.	make any material change in any method of accounting or accounting principle, method, estimate or practice;

xv.	settle, release or forgive any claim or litigation or waive any right;

xvi.	commit itself to do any of the foregoing.

b.From and after the date of this Agreement, Faith Winner will, and Winner State will cause Faith Winner to:

i.	continue to maintain, in all material respects, its properties in accordance with present practices in a condition suitable for its current use;

ii.
file, when due or required, federal, state, foreign and other tax returns and other reports required to be filed and pay when due all taxes, assessments, fees and other charges lawfully levied or assessed against it, unless the validity thereof is contested in good faith and by appropriate proceedings diligently conducted;

iii.	continue to conduct its business in the ordinary course consistent with past practices;

iv.	keep its books of account, records and files in the ordinary course and in accordance with existing practices; and

v.	continue to maintain existing business relationships with suppliers.

c. From and after the date of this Agreement, Winner State will not sell, transfer, convey, assign or otherwise dispose of, or contract or otherwise agree to sell, transfer, convey, assign or otherwise dispose of any of the Faith Winner Shares except as provided by this Agreement.

Section 4.2 Access to Properties and Records. Winner State and Faith Winner shall afford to VICTORY DIVIDE’s accountants, counsel and authorized representatives, and VICTORY DIVIDE shall afford to Winner State's and Faith Winner’s accountants, counsel and authorized representatives, full access during normal business hours throughout the period prior to the Closing Date (or the earlier termination of this Agreement) to all of such parties’ properties, books, contracts, commitments and records and, during such period, shall furnish promptly to the requesting party all other information concerning the other party's business, properties and personnel as the requesting party may reasonably request, provided that no investigation or receipt of information pursuant to this Section 5.2 shall affect any representation or warranty of or the conditions to the obligations of any party.

Section 4.3 Negotiations. From and after the date hereof until the earlier of the Closing or the termination of this Agreement, no party to this Agreement, nor any of its officers or directors (subject to such director's fiduciary duties), nor anyone acting on behalf of any party or other persons shall, directly or indirectly, encourage, solicit, engage in discussions or negotiations with, or provide any information to, any person, firm, or other entity or group concerning any merger, sale of substantial assets, purchase or sale of shares of capital stock or similar transaction involving any party except for the Private Placement. A party shall promptly communicate to any other party any inquiries or communications concerning any such transaction which they may receive or of which they may become aware.

Section 4.4 Consents and Approvals. The parties shall: (i) use their reasonable commercial efforts to obtain all necessary consents, waivers, authorizations and approvals of all governmental and regulatory authorities, domestic and foreign, and of all other persons, firms or corporations required in connection with the execution, delivery and performance by them of this Agreement; and (ii) diligently assist and cooperate with each party in preparing and filing all documents required to be submitted by a party to any governmental or regulatory authority, domestic or foreign, in connection with such transactions and in obtaining any governmental consents, waivers, authorizations or approvals which may be required to be obtained connection in with such transactions.

Section 4.5 Public Announcement. Unless otherwise required by applicable law, the parties hereto shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and shall not issue any such press release or make any such public statement prior to such consultation.

Section 4.6 Permitted Stock Issuances. From and after the date of this Agreement until the Closing Date, neither VICTORY DIVIDE, Winner State, nor Faith Winner shall issue any additional shares of its capital stock, except that VICTORY DIVIDE may on the Closing Date issue the VICTORY DIVIDE Shares as hereinbefore provided; and in connection with the Private Placement issue up to an aggregate of 10,000,000 shares of Series A Stock and attached warrants to accredited investors pursuant to the terms of the Securities Purchase Agreement.

ARTICLE V

CONDITIONS TO OBLIGATIONS OF WINNER STATE AND FAITH WINNER

The obligations of Winner State, the INDIVIDUALS and Faith Winner to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing Date, of the following conditions, any one or more of which may be waived by Winner State, the INDIVIDUALS and Faith Winner in Winner State’s sole discretion:

Section 5.1 Representations and Warranties of VICTORY DIVIDE. All representations and warranties made by VICTORY DIVIDE in this Agreement shall be true and correct on and as of the Closing Date as if again made by VICTORY DIVIDE on and as of such date.

Section 5.2 Agreements and Covenants. VICTORY DIVIDE shall have performed and complied in all material respects to all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

Section 5.3 Consents and Approvals. All consents, waivers, authorizations and approvals of any governmental or regulatory authority, domestic or foreign, and of any other person, firm or corporation, required in connection with the execution, delivery and performance of this Agreement shall be in full force and effect on the Closing Date.

Section 5.4 No Violation of Orders. No preliminary or permanent injunction or other order issued by any court or governmental or regulatory authority, domestic or foreign, nor any statute, rule, regulation, decree or executive order promulgated or enacted by any government or governmental or regulatory authority, which declares this Agreement invalid in any respect or prevents the consummation of the transactions contemplated hereby, or which materially and adversely affects the assets, properties, operations, prospects, net income or financial condition of VICTORY DIVIDE shall be in effect; and no action or proceeding before any court or governmental or regulatory authority, domestic or foreign, shall have been instituted or threatened by any government or governmental or regulatory authority, domestic or foreign, or by any other person, or entity which seeks to prevent or delay the consummation of the transactions contemplated by this Agreement or which challenges the validity or enforceability of this Agreement.

Section 5.5 Other Closing Documents. Winner State and Faith Winner shall have received such certificates, instruments and documents in confirmation of the representations and warranties of VICTORY DIVIDE, VICTORY DIVIDE’s performance of its obligations hereunder, and/or in furtherance of the transactions contemplated by this Agreement as Winner State, Faith Winner and/or their respective counsel may reasonably request.

Section 5.6 Consummation of Private Placement. The Private Placement and the financing contemplated thereby and by the Securities Purchase Agreement shall have closed.

ARTICLE VI

CONDITIONS TO OBLIGATIONS OF VICTORY DIVIDE

The obligations of VICTORY DIVIDE to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing Date, of the following conditions, any one or more of which may be waived by VICTORY DIVIDE in its sole discretion:

Section 6.1 Representations and Warranties of Winner State and Faith Winner. All representations and warranties made by Winner State and Faith Winner in this Agreement shall be true and correct on and as of the Closing Date as if again made by Winner State and Faith Winner, as applicable, on and as of such date.

Section 6.2 Agreements and Covenants. Each of Winner State and Faith Winner shall have performed and complied in all material respects to all agreements and covenants required by this Agreement to be performed or complied with by each of them on or prior to the Closing Date.

Section 6.3 Consents and Approvals. All consents, waivers, authorizations and approvals of any governmental or regulatory authority, domestic or foreign, and of any other person, firm or corporation, required in connection with the execution, delivery and performance of this Agreement, shall have been duly obtained and shall be in full force and effect on the Closing Date.

Section 6.4 No Violation of Orders. No preliminary or permanent injunction or other order issued by any court or other governmental or regulatory authority, domestic or foreign, nor any statute, rule, regulation, decree or executive order promulgated or enacted by any government or governmental or regulatory authority, domestic or foreign, that declares this Agreement invalid or unenforceable in any respect or which prevents the consummation of the transactions contemplated hereby, or which materially and adversely affects the assets, properties, operations, prospects, net income or financial condition of Faith Winner, taken as a whole, shall be in effect; and no action or proceeding before any court or government or regulatory authority, domestic or foreign, shall have been instituted or threatened by any government or governmental or regulatory authority, domestic or foreign, or by any other person, or entity which seeks to prevent or delay the consummation of the transactions contemplated by this Agreement or which challenges the validity or enforceability of this Agreement.

Section 6.5 Other Closing Documents. VICTORY DIVIDE shall have received such certificates, instruments and documents in confirmation of the representations and warranties of Winner State and/or Faith Winner, as applicable, the performance of Winner State’s and Faith Winner’s obligations hereunder and/or in furtherance of the transactions contemplated by this Agreement as VICTORY DIVIDE or its counsel may reasonably request.

Section 6.6 Consummation of Private Placement. The Private Placement and the financing contemplated thereby and by the Securities Purchase Agreement shall have closed.

Section 6.7 Yanglin has entered into the employment contracts, confidentiality, and non-competition agreements and non-compete undertaking letters with its management as set forth in Schedule 6.7 hereto.

ARTICLE VII

POST-CLOSING AGREEMENTS

Section 7.1 Purchase Price Adjustment. The parties agree that the total Purchase Price shall be adjusted based on the financial performance of VICTORY DIVIDE on a consolidated basis for the fiscal year ended December 31, 2008 following the Closing as follows (as used in this Agreement, “Net Income” means Net Income as defined in accordance with US GAAP and reported by VICTORY DIVIDE in its audited financial statements for the fiscal year ending December 31, 2008 (the “2008 Financial Statements”) plus any amounts that may have been recorded as charges or liabilities on the 2008 Financial Statements due to the application of EITF No. 00-19 that are associated with (A) any outstanding Warrants of the Company, (B) any issuance under a performance based stock incentive plan that was in existence on the Closing Date or (C) the transactions contemplated under the Securities Escrow Agreement dated the date hereof by and among the Company, Winner State, Vision Opportunity Master Fund, Ltd. and Loeb & Loeb, as escrow agent and Section 7.1 of this Agreement):

a.
If (i) the 2008 Net Income is equal to or greater than $14,100,000, (ii) Earnings Per Share is equal to or greater than $0.47, such “Earnings Per Share” to be calculated by dividing Net Income, by the aggregate number of shares of then outstanding Common Stock plus the number of shares of Series A Stock outstanding, (iii) cash from operations reported by the Company in accordance with US GAAP in the 2008 Financial Statements is greater than $12,100,000 and (iv) cash from operations on a per share basis (calculated in the same manner as Earnings Per Share) exceeds $0.40; then 4,000,000 shares of Common Stock shall be issued to Winner State or its designees by the Company as an adjustment to the Purchase Price.

b.	All share numbers set forth in clause a above shall be proportionately adjusted in the event that VICTORY DIVIDE consummates a stock split or combination or other recapitalization.

c.	VICTORY DIVIDE shall reserve shares of Common Stock to be issued pursuant to this Section 7.1 for issuance hereunder.

Section 7.2 Consistency in Reporting. Each party hereto agrees that if the characterization of any transaction contemplated in this agreement or any ancillary or collateral transaction is challenged, each party hereto will testify, affirm and ratify that the characterization contemplated in such agreement was the characterization intended by the party; provided, however, that nothing herein shall be construed as giving rise to any obligation if the reporting position is determined to be incorrect by final decision of a court of competent jurisdiction.

Section 7.3 Related Party Transactions. Except as set forth below, VICTORY DIVIDE agrees that upon consummation of the transactions contemplated by this Agreement, it shall not, and shall not permit its subsidiaries and its affiliates, whether directly and indirectly owned, including, without limitation, Faith Winner Investments Limited, Faith Winner (Jixian) Agriculture Development Company and Heilongjiang Yanglin Soybean Group Co., Ltd. to enter into any “related party” transaction unless it has procured the unanimous approval of its board of directors. For the purposes of this Section 7.3, a “related party” transaction shall mean a transaction meeting the disclosure criteria set forth in Item 404 of Regulation S-K. In the event a related party transaction involves a director or directors as a party or an affiliate of a party such that the director(s) abstain from voting on a transaction, the unanimous approval requirement of this Section 7.3 shall be met by approval of all non-abstaining directors.

ARTICLE VIII

TERMINATION AND ABANDONMENT

Section 8.1 Methods of Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time before the Closing:

a. By the mutual written consent of Winner State, Faith Winner and VICTORY DIVIDE ;

b. By VICTORY DIVIDE, upon a material breach on the part of Winner State or Faith Winner of any representation, warranty, covenant or agreement set forth in this Agreement, or if any representation or warranty of Winner State or Faith Winner shall become untrue, in either case such that any of the conditions set forth in Article VII hereof would not be satisfied (a "Winner State /Faith Winner Breach"), and such breach, if capable of cure, has not been cured within ten (10) days after receipt by Winner State and Faith Winner of a written notice from VICTORY DIVIDE setting forth in detail the nature of such Winner State/Faith Winner Breach;

c. By Winner State and Faith Winner, upon a material breach on the part of VICTORY DIVIDE of any representation, warranty, covenant or agreement set forth in this Agreement, or, if any representation or warranty of VICTORY DIVIDE shall become untrue, in either case such that any of the conditions set forth in Article VI hereof would not be satisfied (a "VICTORY DIVIDE Breach"), and such breach, if capable of cure, has not been cured within ten (10) days after receipt by VICTORY DIVIDE of a written notice from Winner State and Faith Winner setting forth in detail the nature of such VICTORY DIVIDE Breach;

d. By either VICTORY DIVIDE or Winner State and Faith Winner, if the Closing shall not have consummated before ninety (90) days after the date hereof; provided, however, that this Agreement may be extended by written notice of either Winner State and Faith Winner or VICTORY DIVIDE if the Closing shall not have been consummated as a result of Faith Winner or VICTORY DIVIDE having failed to receive all required regulatory approvals or consents with respect to this transaction or as the result of the entering of an order as described in this Agreement; and further provided, however, that the right to terminate this Agreement under this Section 8.1(d) shall not be available to any party whose failure to fulfill any obligations under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before this date; or

e. By either Winner State and Faith Winner or VICTORY DIVIDE if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action (which order, decree or ruling the parties hereto shall use its best efforts to lift), which permanently restrains, enjoins or otherwise prohibits the transactions contemplated by this Agreement.

Section 8.2 Procedure Upon Termination. In the event of termination and abandonment of this Agreement pursuant to Section 8.1, written notice thereof shall forthwith be given by the terminating parties to the other parties and this Agreement shall terminate and the transactions contemplated hereby shall be abandoned, without further action. If this Agreement is terminated as provided herein, no party to this Agreement shall have any liability or further obligation to any other party to this Agreement; provided, however, that no termination of this Agreement pursuant to this Article VIII shall relieve any party of liability for a breach of any provision of this Agreement occurring before such termination.

ARTICLE IX

MISCELLANEOUS PROVISIONS

Section 9.1 Survival of Provisions. The respective representations, warranties, covenants and agreements of each of the parties to this Agreement (except covenants and agreements which are expressly required to be performed and are performed in full on or before the Closing Date) shall survive the Closing Date and the consummation of the transactions contemplated by this Agreement, subject to Sections 2.14 and 3.9. In the event of a breach of any of such representations, warranties or covenants, the party to whom such representations, warranties or covenants have been made shall have all rights and remedies for such breach available to it under the provisions of this Agreement or otherwise, whether at law or in equity, regardless of any disclosure to, or investigation made by or on behalf of such party on or before the Closing Date.

Section 9.2 Publicity. No party shall cause the publication of any press release or other announcement with respect to this Agreement or the transactions contemplated hereby without the consent of the other parties, unless a press release or announcement is required by law. If any such announcement or other disclosure is required by law, the disclosing party agrees to give the non-disclosing parties prior notice and an opportunity to comment on the proposed disclosure.

Section 9.3 Successors and Assigns. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns; provided, however, that no party shall assign or delegate any of the obligations created under this Agreement without the prior written consent of the other parties.

Section 9.4 Fees and Expenses. Except as otherwise expressly provided in this Agreement, all legal and other fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs or expenses.

Section 9.5 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been given or made if in writing and delivered personally or sent by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses:

If to Winner State or Faith Winner, to:

PO Box 957, Offshore Incorporations Center,
Road Town, Tortola, British Virgin Islands

with copies to:

Guzov Ofsink, LLC
600 Madison Avenue, 14th Floor
New York, New York 10022
Attention: Darren Ofsink
Tel. No.: (212) 371-8008, ext. 127
Fax No.: (212) 688-7273

If to VICTORY DIVIDE, to:

Victory Divide Mining Company
211 West Wall Street
Midland, Texas 79701
Attention: Glenn A. Little
Tel. No.: (432) 682-1761
Fax No.: (432) 682 2560
with copies to:

Steven L. Siskind, Esq.
645 Fifth Avenue, Suite 403
New York, New York 10022
Tel. No.: (212) 750-2002
Fax No.: (212) 838-7982

or to such other persons or at such other addresses as shall be furnished by any party by like notice to the others, and such notice or communication shall be deemed to have been given or made as of the date so delivered or mailed. No change in any of such addresses shall be effective insofar as notices under this Section 9.5 are concerned unless such changed address is located in the United States of America and notice of such change shall have been given to such other party hereto as provided in this Section 9.5

Section 9.6 Entire Agreement. This Agreement, together with the exhibits hereto, represents the entire agreement and understanding of the parties with reference to the transactions set forth herein and no representations or warranties have been made in connection with this Agreement other than those expressly set forth herein or in the exhibits, certificates and other documents delivered in accordance herewith. This Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements between the parties relating to the subject matter of this Agreement and all prior drafts of this Agreement, all of which are merged into this Agreement. No prior drafts of this Agreement and no words or phrases from any such prior drafts shall be admissible into evidence in any action or suit involving this Agreement.

Section 9.7 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible so as to be valid and enforceable.

Section 9.8 Titles and Headings. The Article and Section headings contained in this Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Agreement or of any term or provision hereof.

Section 9.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

Section 9.10 Convenience of Forum; Consent to Jurisdiction. The parties to this Agreement, acting for themselves and for their respective successors and assigns, without regard to domicile, citizenship or residence, hereby expressly and irrevocably elect as the sole judicial forum for the adjudication of any matters arising under or in connection with this Agreement, and consent and subject themselves to the jurisdiction of, the courts of the State of New York located in County of New York, and/or the United States District Court for the Southern District of New York, in respect of any matter arising under this Agreement. Service of process, notices and demands of such courts may be made upon any party to this Agreement by personal service at any place where it may be found or giving notice to such party as provided in Section 9.5.

Section 9.11 Enforcement of the Agreement. The parties hereto agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereto, this being in addition to any other remedy to which they are entitled at law or in equity.

Section 9.12 Governing Law. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of New York without giving effect to the choice of law provisions thereof.

Section 9.13 Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by all of the parties hereto. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

WINNER STATE INVESTMENTS LIMITED

By:	Shulin Liu
[Name; Title]

Chief Executive Officer

/s/ Fang Chen
Fang Chen

/s/ Yang Miao
Yang Miao

/s/ Ying Zhang
Ying Zhang

FAITH WINNER INVESTMENTS LIMITED

By:	Shulin Liu
[Name; Title]

Chief Executive Officer

VICTORY DIVIDE MINING COMPANY

By:	Glenn A. Little

[Name; Title]
Chief Executive Officer

EXHIBIT A

Securities Purchase Agreement

Please refer to Exhibit 10.2 of the Form 8-K

EXHIBIT B

Capitalization Table

Yanglin Capitalization Table

Post Deal Shares in Victory Divide Mining Company

	Amount Invested	Common Stock	Series A Preferred	Series B Preferred potentially issuable if Series J Exercised	Series A Warrants	Series B Warrants
Winner State International Limited		18,200,000
Beneficial Ownership
Shulin Liu		9,100,000
Huanqin Ding		9,100,000

Investors	$21,500,000.00	525,000	10,000,000	7,801,268	10,000,000	5,000,000
Vision Opportunity Master Fund, Ltd.	$8,000,000.00	525,000	3,720,930	3,382,664	3,720,930	1,860,465
Sansar Capital Special Opportunity Master Fund, LP (Cayman Master)	$5,950,000.00		2,767,442	2,515,856	2,767,442	1,383,721
Vicis Capital Master Fund	$4,500,000.00		2,093,023	1,902,748	2,093,023	1,046,512
Precept Capital Master Fund, GP	$500,000.00		232,558		232,558	116,279
Penn Footwear	$250,000.00		116,279		116,279	58,140
Crescent International Ltd.	$300,000.00		139,535		139,535	69,767
Benefit Grand Investments Limited	$500,000.00		232,558		232,558	116,279
Golden Bridge Asset Management	$1,000,000.00		465,116		465,116	232,558
Leland C Ackerley	$250,000.00		116,279		116,279	58,140
Newberg Road Partners, LP	$250,000.00		116,279		116,279	58,140
Kuhns Brothers Securities, Inc.		487,500
Public Shareholders//Glenn Little		487,500
Mass Harmony Assets		300,000

Totals	$21,500,000	20,000,000	10,000,000	7,801,268	10,000,000	5,000,000

Yanglin Capitalization Table

Post Deal Shares in Victory Divide Mining Company

	Setries J Warrants	Series C Warrants	Series D Warrants	Series E Warrants	Series F Warrants	% of Outstanding Common	% of Outstanding Assuming Preferred is Converted	% Fully Diluted
Winner State International Limited						91.00%	60.67%	24.66%
Beneficial Ownership
Shulin Liu
Huanqin Ding

Investors	7,801,268	7,801,268	3,900,634	0	0	2.63%	35.08%	71.58%
Vision Opportunity Master Fund, Ltd.	3,382,664	3,382,664	1,691,332			2.63%	14.15%	29.36%
Sansar Capital Special Opportunity Master Fund, LP (Cayman Master)	2,515,856	2,515,856	1,257,928			0.00%	9.22%	21.31%
Vicis Capital Master Fund	1,902,748	1,902,748	951,374			0.00%	6.98%	16.11%
Precept Capital Master Fund, GP						0.00%	0.78%	0.79%
Penn Footwear						0.00%	0.39%	0.39%
Crescent International Ltd.						0.00%	0.47%	0.47%
Benefit Grand Investments Limited						0.00%	0.78%	0.79%
Golden Bridge Asset Management						0.00%	1.55%	1.58%
Leland C Ackerley						0.00%	0.39%	0.39%
Newberg Road Partners, LP						0.00%	0.39%	0.39%
Kuhns Brothers Securities, Inc.				1,000,000		2.44%	1.63%	2.02%
Public Shareholders//Glenn Little						2.44%	1.63%	0.66%
Mass Harmony Assets					500,000	1.50%	1.00%	1.08%

Totals	7,801,268	7,801,268	3,900,634	1,000,000	500,000	100.00%	100.00%	100.00%

Legend
Series A Convertible Preferred Stock - Convertible into common at the option of the holder 1:1. Price per share	$2.15
Series A Warrants - five year term with an exercise price of	$2.75
Series B Warrants - five year term with an exercise price of	$3.50
Series J Warrants - 18 month term with an exercise price of	$2.37
Series C Warrants - five year term with an exercise price of	$3.03
Series D Warrants - five year term with an exercise price of	$3.85
Series E Warrants - only for the placement agent - five year term with an exercise price of	$2.58
Series F Warrants - only for Mass Harmony Assets, the financial cousulting firm - five year term with an exercise price of	$3.01

Total Common Outstanding Post-Reverse and Post-Finacing	20,000,000
Total Series A Preferred Stock to be sold	10,000,000
Fully Diluted Calculation Assumes the Conversion of all preferred and exercise of all warrant for outstanding shares of	73,804,440

Schedule 2.2

Outstanding Options, Warrants, Rights, etc. to Acquire VICTORY DIVIDE Capital Stock

None.

Schedule 2.3

Subsidiaries and Equity Interests of VICTORY DIVIDE

None.

Schedule 2.10

VICTORY DIVIDE Dividends, Distributions, Redemptions, etc.

None.

Schedule 3.3(a)

Subsidiaries and Equity Interests of Faith Winner

Faith Winner owns all the equity interest of Faith Winner (Jixian) Agriculture Development Company Limited (“WFOE”), a company incorporated under the laws of the People’s Republic of China (“PRC”). WFOE has entered into a series of contractual agreements with Heilongjiang Yanglin Soybean Group Co., Ltd (“Yanglin”), a company incorporated under the laws of the PRC, which essentially gives WFOE control over Yanglin’s business and management as if Yanglin were a wholly-owned subsidiary of WFOE.

Sun Wu Lian Kai Soybean Processing Co., Ltd, has never been and is not a subsidiary or affiliated company of Yanglin.

Schedule 3.3(b)

Subsidiaries and Equity Interests of Faith Winner

Refer to Schedule 3.3(a).

Schedule 3.7

Yanglin and Mass Harmony Asset Management Limited (“MHA”) dated November 2, 2006, Yanglin is to pay MHA an aggregate of RMB300,000 (approximately US$39,891), half of which is payable within five business days upon the execution of the MHA Agreement, and the balance is due within five business days after the closing of a reverse merger.

MHA is also to receive 1% of the issued and outstanding common stock of VICTORY DIVIDE post-private placement (including the underlying common stock of the Series A Preferred Stock) and warrants to purchase Common Stock valued at 5% of the dollar amount of private placement at an exercise price of 140% of the Series A Preferred Stock price. i.e. 500,000 warrants.

The services MHA shall render, pursuant to the MHA Agreement includes initial due diligence on Yanglin, preparing Yanglin’s business plan and assisting in the corporate restructuring and financial documentation.

On December 12, 2006, Yanglin entered into an engagement agreement with Kuhns Brothers, Inc. (“Kuhns Agreement”). Pursuant to the Kuhns Agreement, Kuhns Brothers, Inc. will be providing the following services:

1.	Financial Advisory Services;
2.	Merger and Acquisition Services; and
3.	Strategic Planning Services.

With respect to the Financial Advisory Services, Kuhns Brothers, Inc. will be paid the following:

a.	a non-refundable signing fee of $50,000,
b.	a non-refundable documentation fee of $35,000 payable upon the delivery of an executive summary and investor powerpoint presentation;
c.	a shell purchase fee of $120,000 payable upon the successful purchase of a public shell; and
d.
a financing fee equal to the following percentages of the total financing value - (i)10 % of any public equity offering and warrants to purchase the amount of common stock (with attached warrants) equal to 10% if such public equity offering and (ii) 10% of the value of warrants or subscription rights when exercised.

With respect to Merger and Acquisition Services, Kuhns Brothers, Inc. will be paid a fee of not less than 5% the equity of the “clean” shell company. For any other form of merger and acquisition, a fee equal to the “Lehman Formula” based on $5 million increments will be paid in the form of either cash or equity value of the organization being acquired.

With respect to the Strategic Planning Services, Kuhns Brothers, Inc. will be paid a non-refundable monthly retainer of $10,000 per month, payable in arrears, prior to closing of the financing and commencing from the closing of the financing, a monthly retainer of $10,000 a month, payable on the first of each month for 24 months.

The Kuhns Agreement also contemplates paying Kuhns Brothers, Inc. an amount equal to 1% of the total offering amount with respect to the reasonable expenses to be incurred by Kuhns Brothers, Inc. in relation to the financing and an initial retainer of $10,000 to Shipman & Goodwin, Kuhn Brothers, Inc.’s placement counsel.

Section 6.7

Employment Contracts, Confidentiality, and Non-competition agreements and
Non-compete Undertaking Letters

Employment Contract
聘用合同

Employment Contract
Of Liu Shulin

刘树林聘用合同

Party A: Faith Winner（Jixian）Agriculture Development Company Limited
甲方：信凯（集贤）农业发展有限公司

Address: Yanglin Plaza, Fuli Town, Jixian County, Shuangyashan City, Heilongjiang Province.
地址：黑龙江省双鸭山市集贤县福利镇阳霖大厦
Legal Representative: Liu Shulin
法定代表人：刘树林

Party B: Liu Shulin
乙方： 刘树林

Home Address: 99，Fanrong Street，Jixian County，Heilongjiang
家庭住址：黑龙江省集贤县繁荣街 99 号
Date of Birth: April 23rd, 1963
出生日期：1963 年 4 月 23 日
ID/Passport Number（身份证/护照号码）: 230521196304230016
:

Pursuant to the Labor Law of the People's Republic of China and other relevant regulations, in consideration of the mutual promises and covenants made herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, Party A and Party B (collectively referred to as the "Parties") hereby agree as follows:
根据《中华人民共和国劳动法》及其他有关规定，经相互讨论协商，仔细考虑并充分沟通了解，甲、乙双方（以下并称为"双方"）就如下条款达成一致：

Chapter 1- General Provisions
第一章 总则

1. In accordance with the labor laws and regulations of the People's Republic of China (the "PRC" or "China") and through friendly consultation on the basis of equality, Party A and Party B agree to enter into this Contract under the terms and conditions as set forth below:
根据中华人民共和国（"中国"）劳动法律法规，甲、乙双方经平等、友好协商，同意签订本合同，共同遵守如下条款：

Chapter 2- Term
第二章 期限

2. This Contract shall be a contract with a fixed term of 3 years, from September 1st 2007 ("Starting Date") to August 31st 2010.
本合同为有固定期限的合同，期限为 三 年，从 2007 年 9 月 1 日开始（以下简称"起始日"）至 2010年 8 月 31 日为止。

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3. The probation period shall be 3 months, from the Starting Date to November 30th, 2007. At any time during such probation period, Party B is entitled to immediately terminate this Contract; if Party B is unqualified for the employment requirements of Party A, Party A is entitled to immediately terminate this Contract. For the purposes of confirming whether Party B is qualified or not for the relevant requirements, Party A is responsible for evaluating Party B's performance and ability during such period, and shall be entitled to make the final decision at its sole discretion. Upon the termination under this Article 3, unless otherwise specifically provided herein or in the Confidential Information, Invention Assignment and Non-Competition Agreement as described in Article 22 hereof, neither party shall be responsible for performing any obligations to the other hereunder.
试用期为三个月，从起始日起至2007年11月30日。试用期内乙方有权随时终止本合同；在此期间，若乙方无法胜任甲方工作要求，甲方也有权随时终止本合同。甲方负责考核乙方的表现和能力以确定其是否胜任，并最终决定是否在试用期间终止本合同。依照本条款规定终止合同后，除另有特别约定或本合同第22条关于保密与不竞争协议的约定外，任何一方不再向对方负有任何义务。

4. If upon the expiration of the term, Party A and Party B agree to renew this Contract, they shall execute the Agreement to Renew Employment Contract attached to this Contract as Appendix A, or shall execute a new employment contract.
合同期限届满时，如果双方同意续约，应签订本合同附件A的《聘用合同续期协议》，或者重新签订聘用合同。

Chapter 3- Scope of Work
第三章 工作范围

5. Party B agrees to assume the position of Chief Executive Officer (or engage in general management) pursuant to the work needs of Party A.
根据甲方的工作需要，乙方同意担任首席执行官职位（或者从事全面管理

6. Both Parties acknowledge that, Party A shall have the right to change the type of work, job title and position, job duties and work location of Party B at any time according to the business needs of Party A or ability or work performance or actual situation of Party B, provided, however, that such change shall be made in good faith with reasonable causes. Party B shall be subject to any such changes as deemed necessary and appropriate in the sole judgment of Party A.
双方同意，甲方有权根据业务需要、乙方的能力、工作表现或其实际情况，基于诚信与合理原则，随时调整乙方的工作类型、职务、职位、工作职责和工作地点。对于甲方任何前述必要适当的单方调整，乙方应予以遵守服从。

Chapter 4- Duties of Party B
第四章 乙方的义务

7. Party B hereby agrees that, in addition to the duties and responsibilities otherwise

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set forth herein, during the term of this Contract, Party B shall:
乙方同意，除本合同规定的义务与责任之外，乙方在合同期间内还须：

7.1 devote his/her full time, attention and skills during the normal working hours designated to him/her hereunder exclusively to the performance of his/her duties hereunder, and effectively perform his/her duties and make his/her best endeavors to ensure the satisfactory accomplishment of the assignment to him/her by Party A; and
在规定的工作时间内，将其全部时间、精力和技能，仅用于履行本合同规定之义务上，并有效地行使其职责，尽最大努力确保完满完成甲方委派的工作；和

7.2 perform his/her duties hereunder faithfully and diligently for Party A in accordance with the terms hereunder, the rules and policies of Party A and the applicable laws and regulations, engage in no activities which are in violation of any PRC laws or regulations or may be prejudicial to the interests of Party A, and seek no personal gains, directly or indirectly, by utilizing his/her position or power in Party A.
遵守本合同的条款、甲方的内部规章制度及有关法律法规，对甲方恪尽职守，不从事任何违反中国法律、法规的活动，不从事损害甲方利益的活动，不利用其在甲方的职务或职权直接或间接地为个人牟取私利。

Chapter 5- Work Schedule, Labor Protection and Working Conditions
第五章 工作时间、劳动保护和工作条件

8. Party B shall work five (5) days per week, eight (8) hours per day, with the average working hours not exceeding forty (40) hours per week. Party A shall have the right to change the work schedule of Party B including the starting and closing time of such schedule based on the business requirements of Party A under the general guidance of this Section. Due to the business needs, Party A may require Party B to work overtime upon consultation with Party B in accordance with the relevant laws and regulations, including requiring Party B to work on weekends or public holidays.
乙方的工作时间为每周五（5）天，每天八（8）小时，每周平均不超过四十（40）小时。依照本条规定，甲方有权调整乙方的工作时间，包括根据业务需要调整上下班时间。根据业务需要及依照有关法律法规，甲方经与乙方协商后可要求其加班，包括在周末和法定假日加班。

9. Party A shall provide Party B with appropriate working conditions and facilities, and Party B shall comply with the rules and regulations of work safety and sanitation formulated by Party A.
甲方应向乙方提供适当的工作条件和设施，乙方应遵守甲方制定的劳动安全卫生制度。

10. Party A will be responsible for providing education and training to Party B on business technologies, labor safety and sanitation and articles of association of Party A.
甲方负责为乙方安排业务技术、劳动安全卫生制度及公司章程的教育和培训。

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Chapter 6- Remuneration
第六章 报酬

11. In consideration of the duties and obligations assumed by Party B under this Contract, Party A shall pay salary to Party B in amount confirmed in writing per month, which will be payable on the 10th day of each corresponding month.
根据乙方承担的本合同项下的责任和义务，甲方将于每月 十 日向乙方支付书面确认的工资数。

12. During the term of employment under this Contract, Party A will decide the earning prior to tax of Party B based upon Party A's then current salary systems and position adjustment policies. Party A will pay the payment through the individual bank account designated by Party A or through other means Party A deems proper. The amount of salary will be stipulated otherwise by Party A.
在本合同的聘用期内，甲方将根据其现行工资制度和职位调整政策决定乙方的税前收入。工资将由甲方支付到其指定的个人银行帐户或以其认为适当的其他方式支付。工资的数额将由甲方另行规定确定。

13. Party B shall be responsible for the payment of due and payable individual income tax resulting from the salary and other remuneration paid by Party A in accordance with the relevant PRC laws and regulations. Party A, as the withholding person, shall withhold the individual income tax and other due and payable tax of Party B prior to paying the remuneration to Party B as required by law.
乙方应依照中国相关法律法规的规定承担其从甲方获取的工资和其他报酬的个人所得税。依照法律规定，甲方作为扣缴义务人，应在支付乙方报酬前代扣代缴其个人所得税及其他应缴税款。

14. Party A shall have the right to adjust the salary and welfare of Party B appropriately based on the capability, experience, attitude, performance, achievement, working-age and position of Party B as well as according to the salary and position adjustment policies and business conditions experienced by Party A.
甲方有权根据乙方的工作能力、经验、态度、表现、工作成绩、工龄和职务，并依据甲方的工资和职位调整政策及经营状况适当调整乙方的工资和福利待遇。

15. Party A shall deduct the following from the salary payable to Party B in accordance with the relevant PRC laws and regulations:
依据中国有关法律法规，甲方应从支付给乙方的工资中作出如下扣减或扣除：

15.1 The individual income tax of Party B;
乙方的个人所得税；

15.2 The part of the society insurance and other welfare benefits which are to be borne by Party B;
社会保险和其他福利金中乙方个人应承担的部分；

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15.3 All compensation or fines payable by Party B and withheld by Party A on the effective court verdict or arbitration decision;
所有要求甲方代扣的法院判决和仲裁裁决中乙方应付的赔偿或罚款；

15.4 All compensation or fines payable by Party B to Party A according to this Contract, the appendixes of this Contract, rules or articles of association of Party A or court verdict or arbitration decision.
所有根据本合同及附件、甲方的规章制度和公司章程、法院裁判或仲裁裁决应由乙方支付给甲方的赔偿或罚款。

16. Party A may, in its discretion, pay a bonus to Party B based upon Party A's business operation situation and articles of association. The detailed amount, conditions and form will be set forth by Party A. Notwithstanding the above, paying bonus should not be deemed as an obligation of Party A.
甲方可以根据其业务运营情况和公司章程规定，自行决定是否向乙方发放奖金，并有权决定奖金的具体数额，发放条件和发放形式。但无论前款如何规定，发放奖金并非甲方的义务。

Chapter 7- Insurance, Welfare and Leave
第七章 保险、福利和休假

17. The Parties shall pay premiums for social security insurance schemes such as Pension, Unemployment, Medical Insurance, etc. in accordance with relevant PRC laws and regulations.
双方依照中华人民共和国有关法律法规规定，缴纳养老、失业、医疗等社会保险。

Chapter 8- Labor Discipline
第八章 劳动纪律

18. Party B shall abide by the Working Rules and articles of association stipulated by Party A pursuant to laws. Party B shall strictly adhere to proper instructions and decisions of Party A, take care of all assets of Party A, and abide by professional morality.
乙方应遵守甲方依法制定的劳动纪律和公司章程，严格服从甲方的指令和决定，保管好甲方的全部资产，并遵守职业道德。

19. In case Party B violates the Working Rules or articles of association of Party A, Party A may impose punishment to Party B in accordance with the Working Rules or articles of association of Party A.
若乙方违反了甲方的劳动纪律或公司章程，甲方可以依照规定对乙方进行处罚。

20. Party A has the right to require Party B to compensate the economic losses caused by Party B's violation of relevant laws, Working Rules or articles of association of Party A.
对于乙方违反有关法律、劳动纪律和公司章程而给甲方造成经济损失的，甲

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方有权要求乙方赔偿其损失。

21. Party A has the right to appropriately amend its rules or articles of association at any time based on its business needs. Party A shall notify Party B in any way Party A deems proper, including but not limited to, through notice, announcement, e-mail and memorandum of any such changes.
甲方有权根据经营需要随时合理地修改劳动纪律和公司章程，但甲方应以其认为适当的方式告知乙方，这些方式包括但不限于通知、公告、电子邮件和备忘录。

Chapter 9- Confidentiality
第九章 保密责任

22. Party B shall keep the proprietary and confidential information of Party A confidential and shall abide by any confidentiality rules set forth by Party A. Party B shall not take, use of or disclose any material or information of Party A to any third party except on behalf of Party A's and with Party A's prior written consent. Party B shall execute and abide by the Non-disclosure and Non-Competition Agreement ("Confidentiality Agreement").
乙方应对甲方的专有信息和秘密信息保密，遵守甲方相关保密政策。除非为了甲方利益或经甲方事先书面同意，乙方不得使用或向任何第三方泄露任何甲方的资料和信息。乙方应签署并遵守《保密与不竞争协议》（下称"保密协议"）。

23. Party B agrees that Party A may disclose his/her personal information including, but not limited to, Party B's name, address, nationality, position, payment, bank account, this Contract and its renewal and amendment, as directly or indirectly required by Party A's reasonable business and operation.
乙方同意，甲方有权根据直接或间接的合理运营需要，披露乙方的个人信息，包括但不限于乙方的姓名、地址、国籍、职位、工资、银行帐户、本合同及其续约和变更情况。

Chapter 10- Modification, Termination and Extension of the Employment Contract
第十章 聘用合同的变更、终止和延期

24. In case a modification occurs in the laws and administrative regulations that govern this Contract, the corresponding part of this Contract and appendixes shall be modified accordingly. In case a major change occurs in the circumstances under which this Contract was concluded or there is any conflict between this Contract and the relevant PRC laws and regulations, so that this Contract cannot be performed anymore, the relevant part of this Contract may be modified upon agreement between Party A and Party B through amicable consultation based on the requirements of the relevant PRC laws and regulations.
若适用于本合同的法律法规被修订，本合同的相应部分或附件也应相应地进行修订。如果订立合同时所依据的客观情况发生重大变化或者本合同与中国的有关法律法规相冲突，致使合同无法履行，双方可以根据中国有关法律法规，通过友好协商协议变更合同的相关部分。

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25. This Contract may be terminated upon mutual agreement between Party A and Party B in writing.
双方可以通过协商一致的方式书面终止本合同。

26. Party A shall have right to unilaterally terminate this Contract with immediate effect without any prior written notice under the following circumstances, and will notify Party B of such termination:
出现下列情形，甲方无须事先书面通知，有权单方终止本合同。但甲方应将该终止决定告知乙方，该终止立即生效：

26.1 The termination of this Contract during the probation period under Article 3 hereof;
于试用期内，依据本合同第 3 条规定的终止情况；

26.2 Party B seriously violates the labor disciplines or the rules or regulations of Party A (including but not limited to the Working Rules or articles of association of Party A);
乙方严重违反公司劳动纪律、规章制度的（包括但不限于劳动纪律和公司章程）；

26.3 Party B causes serious damage to the interests of Party A due to Party B's serious dereliction of his/her duties (including but not limited to, his/her duties under Article 7 hereof), or his/her engagement in malpractices for seeking personal gains; or
乙方严重失职（包括但不限于本合同第 7 条规定的职责）或者营私舞弊给甲方利益造成重大损害的；或者

26.4 Party B is criminally prosecuted under the law.
乙方被依法追究刑事责任。

27. Party A may terminate this Contract by serving 30 days' prior written notice to Party B in any one of the following circumstances:
有下列情况之一的，甲方可以提前 30 天书面通知乙方终止本合同。

27.1 where Party B, after undergoing a legally prescribed period of medical treatment and recuperation for an illness or a non-work-related injury, remains unable to carry out the original job, and is also unfit for the job otherwise assigned to Party B by Party A;
乙方患病或非因工负伤，法定医疗期和恢复期满后，不能从事原工作也不能胜任甲方为其另行安排的工作的；

27.2 where Party B is unable to fulfill the duties of his/her position to the standards required under the terms hereof or by Party A, and, despite undergoing further training or a transfer of his/her position, remains unable to do so;
乙方不能胜任按照合同条款或甲方规定的标准的要求，经过培训或者调整工作岗位仍不能胜任的；

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27.3 where this Contract cannot be performed due to any major changes of any objective circumstances under which this Contract was concluded, and following consultation, Party A and Party B cannot agree upon the necessary modification to be made to this Contract.
订立合同所依据的客观情况发生重大变化，致使合同无法履行，双方无法就合同的必要变更通过协商达成协议的。

28. The term "major changes of any objective circumstances" stipulated in Section 27.3 includes but not limited to:
第 27.3 条中的“客观情况的重大变化”包括但不限于：

28.1 Merger of Party A into another business entity, or sale or transfer by Party A of substantial portion of the assets it owns to other enterprises or third parties;
甲方被其他企业单位兼并，或甲方资产的关键部分被出售或转让给其他企业或第三方；

28.2 Material adjustment in operative policy or material changes in operative situation of Party A;
甲方经营策略的重大调整或经营环境的重大变化；

28.3 Serious difficulty incurred in the operation of Party A;
甲方经营发生严重困难；

28.4 Entry into the period of clearing up, or stop of manufacture or business totally or partially by Party A;
甲方进入治理整顿或生产经营处于全部或部分停滞阶段；

28.5 Declaration of bankruptcy, dissolution or liquation by Party A;
甲方宣布破产、解散或清算；

28.6 Decision of Party A in ceasing the research and development which directly relates to Party B's work according to the need of business development of Party A and/or the actual market situation; or
甲方根据业务发展或实际的市场状况决定终止与乙方工作直接相关的研究和开发；

28.7 Laws or regulations newly promulgated by the government that makes either Party or both Parties not able to perform this Contract.
根据政府新颁布的法律法规，任一方或双方无法履行本合同。

29. Party B may resign his/her job and terminate this Contract during the Contract term with a prior written notice of 30 days to Party A. In case Party B causes economic losses to Party A that have not been completely reimbursed or due to other legally permitted reasons, Party B cannot request to terminate this Contract. Besides, Party A shall have the right to deduct any such amount of economic losses from corresponding salary and any other remuneration due and payable to Party B under Article 15 thereof, and claim the compensation from Party B for the

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losses Party A suffers therefrom.
合同期内，乙方有权辞职并终止合同，但应提前 30 天书面通知甲方。在甲方的经济损失没有获得完全补偿前或法律规定的其他原因，乙方不得提出终止本合同。另外，甲方就其遭受的经济损失有权从第 15 条规定的应支付给乙方的相应工资或任何其他报酬中予以扣减，以抵免损失，或要求乙方赔偿。

30. In the event that Party A is close to bankruptcy or faces a bad business situation or serious difficulty in the operation, Party A shall explain the situation to its employees. After having solicited opinions from the employees, and reported the situation to the administrative department for labor, Party A may terminate this Contract.
甲方濒临破产、经营不善或经营状况发生严重困难时，应向职工说明情况，征得职工的谅解，并经向劳动行政管理部门报告后，甲方可以终止本合同。

31. Party A shall not terminate this Contract in accordance with Articles 27 and 30 hereof where any one of the following circumstances about Party B arises:
乙方有下列情形之一的，甲方不得根据本合同第 27 条、第 30 条的规定终止本合同：

31.1 Receiving medical treatment for diseases or injuries related to work within the stipulated period of time;
患病或因工负伤，正处于规定的医疗期内；

31.2 Being a female staff member during her pregnancy, maternity and lactation; or
女职工在孕期、产期、哺乳期内的；或

31.3 Suffering from an occupational disease or a work-related injury and having been confirmed by the labor verification committee of the municipality or district as being totally or partially unable to work after the medical treatment.
患职业病或因工负伤，医疗终结，经有关劳动鉴定委员会确认丧失或者部分丧失劳动能力的。

32. In any of the following circumstances, Party B may notify Party A at any time of his/her wish to terminate this Contract:
有下列情形之一的，乙方可以随时通知甲方终止本合同：

32.1 Within the probation period;
在试用期内；

32.2 Where Party A forces Party B to work by means of violence, intimidation, detention or illegal restriction of personal freedom;
甲方以暴力、威胁、拘禁或者非法限制人身自由的手段强迫乙方劳动的；

32.3 Failure of Party A to pay labor remuneration or to provide working conditions as agreed under this Contract.

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甲方未能按照本合同约定支付劳动报酬或提供劳动条件的。

33. Upon the termination of this Contract, Party B shall cease conducting any activities on Party A's behalf or complete the uncompleted matters pursuant to Party A's request, and settle all accounts with Party A. Party B shall, within 3 days of the termination of this Contract, return all the property he or she has in his/her possession but is the property of Party A. If Party B fails to complete the above hand-over procedures, Party A could refuse to handle the procedures of termination for Party B and may set-off any amounts due to Party B for the losses Party A suffers therefrom.
合同终止时，乙方应立即停止以甲方名义从事一切活动或应甲方的要求完成未了事务，结清所有帐目。乙方应在合同终止之日起 3 日内归还其占有的甲方的全部财产。乙方未能完成上述交接手续的，甲方可以拒绝办理乙方的离职手续，并可用支付给乙方的款项抵销甲方由此遭受的损失。

Chapter 11- Economic Compensation and Repayment
第十一章 经济补偿与赔偿

34. Party A shall provide economic compensation and/or medical subsidies to Party B pursuant to relevant laws and regulations in case Party A terminates this Contract according to Article 25, 27 and 30 of this Contract and applicable laws and regulations.
若根据本合同第 25 条、第 27 条、第 30 条及相关法律法规的规定终止本合同的，甲方应依法向乙方提供经济补偿和/或医疗补助。

35. In case Party A fails to pay salary, economic compensation or medical subsidies to Party B according to relevant laws and regulations and stipulations of this Contract, Party A shall bear the statutory liability for indemnification to Party B.
甲方未根据有关法律法规规定及本合同的约定向乙方支付工资、经济补偿或医疗补助的，应承担法定的赔偿责任。

36. If Party B terminates this Contract in breach of the terms and conditions specified herein, Party B shall indemnify Party A for its losses incurred therefrom according to the relevant laws and regulations.
乙方违反本合同条款而终止本合同的，应依据法律法规规定赔偿由此给甲方造成的损失。

37. Before Party B is trained or recruited by Party A at Party A's expense, Party A may require Party B to sign agreements stating that if Party B resigns from his/her job, Party B shall at the time of resignation reimburse Party A for the training fees and recruiting fees incurred by Party A.
由甲方承担费用培训或招聘费用的，在培训或招聘乙方之前，甲方可以要求乙方签署协议约定，如果乙方辞职，乙方应在辞职时补偿甲方承担的培训费和招聘费。

Chapter 12- Settlement of Labor Disputes
第十二章 劳动争议的解决

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38. Any dispute arising out of the interpretation and performance of this contract shall be settled through friendly consultation between the Parties. If the parties fail to reach a solution through friendly consultation, one or both parties can bring such dispute to the competent Labor Dispute Arbitration Commission within sixty (60) days of the dispute. In case the parties have no disagreement to the arbitral award of such Labor Dispute Arbitration Commission, such arbitral award is final and binding upon the parties. In case any party is not satisfied with the decision of the arbitration, the party may bring a lawsuit to the court having jurisdiction.
本合同解释和履行过程中产生的任何争议应通过双方友好协商解决。未能通过友好协商解决的，一方或双方可以将争议自发生之日起六十（60）日内提交给有管辖权的劳动争议仲裁委员会申请仲裁。双方对该劳动争议仲裁委员会的仲裁裁决无异议的，该仲裁裁决即为终局裁决，对双方均有约束力；若任一方对仲裁裁决不服的，可以向有管辖权的法院提起诉讼。

Chapter 13- Miscellaneous
第十三章 其他

39. Party B has been aware of and agreed to abide by the Working Rules, which will be provided to Party B from time to time, and shall be of the same legal validity with this Contract. However, this Contract shall prevail in the event of any conflict between the Working Rules and this Contract.
向乙方提供的并为其知悉且同意遵守的劳动纪律与本合同有同等法律效力。当劳动纪律与本合同出现冲突时，本合同效力优先。

40. Party A and Party B could execute the Agreement to Amend Employment Contract attached as Appendix B to revise partial provisions of this Contract, or conclude a new employment contract upon agreement of consultation.
双方可以通过签订合同附件 B 的《聘用合同变更协议》来修改合同的部分内容，或者经协商一致签订新的聘用合同。

41. The invalidity and non-enforcement of any provision of this Contract shall not affect the validity of any other provision of this Contract.
任何条款的无效和不可执行都不影响本合同其他条款的效力。

42. Failure or delay of any Party hereto to exercise a right under this Contract shall not constitute a waiver thereof.
任何一方未行使或迟延行使本合同项下的权利并不构成对该权利的放弃。

43. If there is any conflict between this Contract and the relevant laws and/or regulations, the provisions of the relevant laws and/or regulations shall prevail.
如本合同与有关的法律法规不一致，应以有关法律法规的规定为准。

44. This Contract shall become effective from the date of the execution hereof. In case both parties do not execute this Contract on the same day, the later date shall be the effective date of this Contract.
本合同自签署之日起生效。双方未于同日签署的，以后一签署日期作为合同生效日。

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Party A: Faith Winner (Jixian) Agriculture Development Company Limited
甲方：信凯（集贤）农业发展有限公司

By:
签署：

Name: Liu Shulin
姓名：刘树林

Date:
日期： 2007.9.1

Party B: Liu Shulin
乙方： 刘树林

By:
签署：

Date:
日期： 2007.9.1

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Appendix A
附件 A

Agreement to Renew Employment Contract
聘用合同续期协议

The renewed terms of this Employment Contract shall come into force and effect as of the ___ day of _____, ____ and shall expire as of the ___ day of _____, ____. All provisions of the original Employment Contract shall apply to this renewed Contract. 续期的聘用合同自_____年_____月_____日起生效，至_____年_____月_____日止期满。原聘用合同的条款全部适用于本续期合同。 Party A (chop): 甲方（盖章）： Party B (signature): 乙方（签名）： Date: 日期：
The renewed terms of this Employment Contract shall come into force and effect as of the ___ day of _____, ____ and shall expire as of the ___ day of _____, ____. All provisions of the original Employment Contract shall apply to this renewed Contract. 续期的聘用合同自_____年_____月_____日起生效，至_____年_____月_____日止期满。原聘用合同的条款全部适用于本续期合同。 Party A (chop): 甲方（盖章）： Party B (signature): 乙方（签名）： Date: 日期：
The renewed terms of this Employment Contract shall come into force and effect as of the ___ day of _____, ____ and shall expire as of the ___ day of _____, ____. All provisions of the original Employment Contract shall apply to this renewed Contract. 续期的聘用合同自_____年_____月_____日起生效，至_____年_____月_____日止期满。原聘用合同的条款全部适用于本续期合同。 Party A (chop): 甲方（盖章）： Party B (signature): 乙方（签名）： Date: 日期：

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Appendix B
附件 B

Agreement to Amend Employment Contract
聘用合同变更协议

Party A and Party B voluntarily and equally agree to make the following amendments to this Employment Contract through amicable consultation:
双方在自愿、平等的基础上通过友好协商就聘用合同的变更达成如下协议：

____。

Besides the above amendments, other provisions of the original Employment Contract shall remain valid.
除上述变更外，原聘用合同的其他条款继续有效。

Party A (chop):
甲方（盖章）：

Party B (signature):
乙方（签名）：

Date:
日期：

Party A and Party B voluntarily and equally agree to make the following amendments to this Employment Contract through amicable consultation:
双方在自愿、平等的基础上通过友好协商就聘用合同的变更达成如下协议：

____。

Besides the above amendments, other provisions of the original Employment Contract shall remain valid.
除上述变更外，原聘用合同的其他条款继续有效。

Party A (chop):
甲方（盖章）：

Party B (signature):
乙方（签名）：

Date:
日期：

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Employment Contract
Of Guo Zong Tai

郭宗泰聘用合同

Party A: Faith Winner（Jixian）Agriculture Development Company Limited
甲方：信凯（集贤）农业发展有限公司
Address: Yanglin Plaza, Fuli Town, Jixian County, Shuangyashan City, Heilongjiang Province, P.R.China.
地址：中国黑龙江省双鸭山市集贤县福利镇阳霖大厦
Legal Representative: Liu Shulin
法定代表人：刘树林

Party B: Guo Zongtai
乙方：郭宗泰
Home Address: Home Address: 66-6, Dongfeng District, Jiamusi, Heilongjiang Province, P.R.China.
家庭住址：中国黑龙江省佳木斯市东风区 66 委 6 组
出生日期：1957 年 4 月 20 日
ID/Passport Number（身份证/护照号码）: 230805195704200635

Pursuant to the Labor Law of the People's Republic of China and other relevant regulations, in consideration of the mutual promises and covenants made herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, Party A and Party B (collectively referred to as the "Parties") hereby agree as follows:
根据《中华人民共和国劳动法》及其他有关规定，经相互讨论协商，仔细考虑并充分沟通了解，甲、乙双方（以下并称为"双方"）就如下条款达成一致：

Chapter 1- General Provisions
第一章 总则

1. In accordance with the labor laws and regulations of the People's Republic of China (the "PRC" or "China") and through friendly consultation on the basis of equality, Party A and Party B agree to enter into this Contract under the terms and conditions as set forth below:
根据中华人民共和国（"中国"）劳动法律法规，甲、乙双方经平等、友好协商，同意签订本合同，共同遵守如下条款：

Chapter 2- Term
第二章 期限

2. This Contract shall be a contract with a fixed term of 3 years, from September 1st 2007 ("Starting Date") to August 31st 2010.
本合同为有固定期限的合同，期限为三年，从 2007 年 9 月 1 日开始（以下简称"起始日"）至 2010 年 8 月 31 日为止。

3. The probation period shall be 3 months, from the Starting Date to

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November 30th, 2007. At any time during such probation period, Party B is entitled to immediately terminate this Contract; if Party B is unqualified for the employment requirements of Party A, Party A is entitled to immediately terminate this Contract. For the purposes of confirming whether Party B is qualified or not for the relevant requirements, Party A is responsible for evaluating Party B's performance and ability during such period, and shall be entitled to make the final decision at its sole discretion. Upon the termination under this Article 3, unless otherwise specifically provided herein or in the Confidential Information, Invention Assignment and Non-Competition Agreement as described in Article 22 hereof, neither party shall be responsible for performing any obligations to the other hereunder.
试用期为三个月，从起始日起至2007年11月30日。试用期内乙方有权随时终止本合同；在此期间，若乙方无法胜任甲方工作要求，甲方也有权随时终止本合同。甲方负责考核乙方的表现和能力以确定其是否胜任，并最终决定是否在试用期间终止本合同。依照本条款规定终止合同后，除另有特别约定或本合同第22条关于保密与不竞争协议的约定外，任何一方不再向对方负有任何义务。

4. If upon the expiration of the term, Party A and Party B agree to renew this Contract, they shall execute the Agreement to Renew Employment Contract attached to this Contract as Appendix A, or shall execute a new employment contract.
合同期限届满时，如果双方同意续约，应签订本合同附件A的《聘用合同续期协议》，或者重新签订聘用合同。

Chapter 3- Scope of Work
第三章 工作范围

5. Party B agrees to assume the position of Vice President (or engage in operational management) pursuant to the work needs of Party A.
根据甲方的工作需要，乙方同意担任副总裁职位(或者从事运营管理)。

6. Both Parties acknowledge that, Party A shall have the right to change the type of work, job title and position, job duties and work location of Party B at any time according to the business needs of Party A or ability or work performance or actual situation of Party B, provided, however, that such change shall be made in good faith with reasonable causes. Party B shall be subject to any such changes as deemed necessary and appropriate in the sole judgment of Party A.
双方同意，甲方有权根据业务需要、乙方的能力、工作表现或其实际情况，基于诚信与合理原则，随时调整乙方的工作类型、职务、职位、工作职责和工作地点。对于甲方任何前述必要适当的单方调整，乙方应予以遵守服从。

Chapter 4- Duties of Party B
第四章 乙方的义务

7. Party B hereby agrees that, in addition to the duties and responsibilities otherwise set forth herein, during the term of this Contract, Party B shall:
乙方同意，除本合同规定的义务与责任之外，乙方在合同期间内还须：

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7.1 devote his/her full time, attention and skills during the normal working hours designated to him/her hereunder exclusively to the performance of his/her duties hereunder, and effectively perform his/her duties and make his/her best endeavors to ensure the satisfactory accomplishment of the assignment to him/her by Party A; and
在规定的工作时间内，将其全部时间、精力和技能，仅用于履行本合同规定之义务上，并有效地行使其职责，尽最大努力确保完满完成甲方委派的工作；和

7.2 perform his/her duties hereunder faithfully and diligently for Party A in accordance with the terms hereunder, the rules and policies of Party A and the applicable laws and regulations, engage in no activities which are in violation of any PRC laws or regulations or may be prejudicial to the interests of Party A, and seek no personal gains, directly or indirectly, by utilizing his/her position or power in Party A.
遵守本合同的条款、甲方的内部规章制度及有关法律法规，对甲方恪尽职守，不从事任何违反中国法律、法规的活动，不从事损害甲方利益的活动，不利用其在甲方的职务或职权直接或间接地为个人牟取私利。

Chapter 5- Work Schedule, Labor Protection and Working Conditions
第五章 工作时间、劳动保护和工作条件

8. Party B shall work five (5) days per week, eight (8) hours per day, with the average working hours not exceeding forty (40) hours per week. Party A shall have the right to change the work schedule of Party B including the starting and closing time of such schedule based on the business requirements of Party A under the general guidance of this Section. Due to the business needs, Party A may require Party B to work overtime upon consultation with Party B in accordance with the relevant laws and regulations, including requiring Party B to work on weekends or public holidays.
乙方的工作时间为每周五（5）天，每天八（8）小时，每周平均不超过四十（40）小时。依照本条规定，甲方有权调整乙方的工作时间，包括根据业务需要调整上下班时间。根据业务需要及依照有关法律法规，甲方经与乙方协商后可要求其加班，包括在周末和法定假日加班。

9. Party A shall provide Party B with appropriate working conditions and facilities, and Party B shall comply with the rules and regulations of work safety and sanitation formulated by Party A.
甲方应向乙方提供适当的工作条件和设施，乙方应遵守甲方制定的劳动安全卫生制度。

10. Party A will be responsible for providing education and training to Party B on business technologies, labor safety and sanitation and articles of association of Party A.
甲方负责为乙方安排业务技术、劳动安全卫生制度及公司章程的教育和培训。

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Chapter 6- Remuneration
第六章 报酬

11. In consideration of the duties and obligations assumed by Party B under this Contract, Party A shall pay salary to Party B in amount confirmed in writing per month, which will be payable on the 10th day of each corresponding month.
根据乙方承担的本合同项下的责任和义务，甲方将于每月 十 日向乙方支付书面确认的工资数。

12. During the term of employment under this Contract, Party A will decide the earning prior to tax of Party B based upon Party A's then current salary systems and position adjustment policies. Party A will pay the payment through the individual bank account designated by Party A or through other means Party A deems proper. The amount of salary will be stipulated otherwise by Party A.
在本合同的聘用期内，甲方将根据其现行工资制度和职位调整政策决定乙方的税前收入。工资将由甲方支付到其指定的个人银行帐户或以其认为适当的其他方式支付。工资的数额将由甲方另行规定确定。

13. Party B shall be responsible for the payment of due and payable individual income tax resulting from the salary and other remuneration paid by Party A in accordance with the relevant PRC laws and regulations. Party A, as the withholding person, shall withhold the individual income tax and other due and payable tax of Party B prior to paying the remuneration to Party B as required by law.
乙方应依照中国相关法律法规的规定承担其从甲方获取的工资和其他报酬的个人所得税。依照法律规定，甲方作为扣缴义务人，应在支付乙方报酬前代扣代缴其个人所得税及其他应缴税款。

14. Party A shall have the right to adjust the salary and welfare of Party B appropriately based on the capability, experience, attitude, performance, achievement, working-age and position of Party B as well as according to the salary and position adjustment policies and business conditions experienced by Party A.
甲方有权根据乙方的工作能力、经验、态度、表现、工作成绩、工龄和职务，并依据甲方的工资和职位调整政策及经营状况适当调整乙方的工资和福利待遇。

15. Party A shall deduct the following from the salary payable to Party B in accordance with the relevant PRC laws and regulations:
依据中国有关法律法规，甲方应从支付给乙方的工资中作出如下扣减或扣除：

15.1 The individual income tax of Party B;
乙方的个人所得税；

15.2 The part of the society insurance and other welfare benefits which are to be borne by Party B;
社会保险和其他福利金中乙方个人应承担的部分；

15.3 All compensation or fines payable by Party B and withheld by Party A on

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the effective court verdict or arbitration decision;
所有要求甲方代扣的法院判决和仲裁裁决中乙方应付的赔偿或罚款；

15.4 All compensation or fines payable by Party B to Party A according to this Contract, the appendixes of this Contract, rules or articles of association of Party A or court verdict or arbitration decision.
所有根据本合同及附件、甲方的规章制度和公司章程、法院裁判或仲裁裁决应由乙方支付给甲方的赔偿或罚款。

16. Party A may, in its discretion, pay a bonus to Party B based upon Party A's business operation situation and articles of association. The detailed amount, conditions and form will be set forth by Party A. Notwithstanding the above, paying bonus should not be deemed as an obligation of Party A.
甲方可以根据其业务运营情况和公司章程规定，自行决定是否向乙方发放奖金，并有权决定奖金的具体数额，发放条件和发放形式。但无论前款如何规定，发放奖金并非甲方的义务。

Chapter 7- Insurance, Welfare and Leave
第七章 保险、福利和休假

17. The Parties shall pay premiums for social security insurance schemes such as Pension, Unemployment, Medical Insurance, etc. in accordance with relevant PRC laws and regulations.
双方依照中华人民共和国有关法律法规规定，缴纳养老、失业、医疗等社会保险。

Chapter 8- Labor Discipline
第八章 劳动纪律

18. Party B shall abide by the Working Rules and articles of association stipulated by Party A pursuant to laws. Party B shall strictly adhere to proper instructions and decisions of Party A, take care of all assets of Party A, and abide by professional morality.
乙方应遵守甲方依法制定的劳动纪律和公司章程，严格服从甲方的指令和决定，保管好甲方的全部资产，并遵守职业道德。

19. In case Party B violates the Working Rules or articles of association of Party A, Party A may impose punishment to Party B in accordance with the Working Rules or articles of association of Party A.
若乙方违反了甲方的劳动纪律或公司章程，甲方可以依照规定对乙方进行处罚。

20. Party A has the right to require Party B to compensate the economic losses caused by Party B's violation of relevant laws, Working Rules or articles of association of Party A.
对于乙方违反有关法律、劳动纪律和公司章程而给甲方造成经济损失的，甲方有权要求乙方赔偿其损失。

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21. Party A has the right to appropriately amend its rules or articles of association at any time based on its business needs. Party A shall notify Party B in any way Party A deems proper, including but not limited to, through notice, announcement, e-mail and memorandum of any such changes.
甲方有权根据经营需要随时合理地修改劳动纪律和公司章程，但甲方应以其认为适当的方式告知乙方，这些方式包括但不限于通知、公告、电子邮件和备忘录。

Chapter 9- Confidentiality
第九章 保密责任

22. Party B shall keep the proprietary and confidential information of Party A confidential and shall abide by any confidentiality rules set forth by Party A. Party B shall not take, use of or disclose any material or information of Party A to any third party except on behalf of Party A's and with Party A's prior written consent. Party B shall execute and abide by the Non-disclosure and Non-Competition Agreement ("Confidentiality Agreement").
乙方应对甲方的专有信息和秘密信息保密，遵守甲方相关保密政策。除非为了甲方利益或经甲方事先书面同意，乙方不得使用或向任何第三方泄露任何甲方的资料和信息。乙方应签署并遵守《保密与不竞争协议》(下称"保密协议")。

23. Party B agrees that Party A may disclose his/her personal information including, but not limited to, Party B's name, address, nationality, position, payment, bank account, this Contract and its renewal and amendment, as directly or indirectly required by Party A's reasonable business and operation.
乙方同意，甲方有权根据直接或间接的合理运营需要，披露乙方的个人信息，包括但不限于乙方的姓名、地址、国籍、职位、工资、银行帐户、本合同及其续约和变更情况。

Chapter 10- Modification, Termination and Extension of the Employment Contract
第十章 聘用合同的变更、终止和延期

24. In case a modification occurs in the laws and administrative regulations that govern this Contract, the corresponding part of this Contract and appendixes shall be modified accordingly. In case a major change occurs in the circumstances under which this Contract was concluded or there is any conflict between this Contract and the relevant PRC laws and regulations, so that this Contract cannot be performed anymore, the relevant part of this Contract may be modified upon agreement between Party A and Party B through amicable consultation based on the requirements of the relevant PRC laws and regulations.
若适用于本合同的法律法规被修订，本合同的相应部分或附件也应相应地进行修订。如果订立合同时所依据的客观情况发生重大变化或者本合同与中国的有关法律法规相冲突，致使合同无法履行，双方可以根据中国有关法律法规，通过友好协商协议变更合同的相关部分。

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25. This Contract may be terminated upon mutual agreement between Party A and Party B in writing.
双方可以通过协商一致的方式书面终止本合同。

26. Party A shall have right to unilaterally terminate this Contract with immediate effect without any prior written notice under the following circumstances, and will notify Party B of such termination:
出现下列情形，甲方无须事先书面通知，有权单方终止本合同。但甲方应将该终止决定告知乙方，该终止立即生效：

26.1 The termination of this Contract during the probation period under Article 3 hereof;
于试用期内，依据本合同第 3 条规定的终止情况；

26.2 Party B seriously violates the labor disciplines or the rules or regulations of Party A (including but not limited to the Working Rules or articles of association of Party A);
乙方严重违反公司劳动纪律、规章制度的（包括但不限于劳动纪律和公司章程）；

26.3 Party B causes serious damage to the interests of Party A due to Party B's serious dereliction of his/her duties (including but not limited to, his/her duties under Article 7 hereof), or his/her engagement in malpractices for seeking personal gains; or
乙方严重失职（包括但不限于本合同第 7 条规定的职责）或者营私舞弊给甲方利益造成重大损害的；或者

26.4 Party B is criminally prosecuted under the law.
乙方被依法追究刑事责任。

27. Party A may terminate this Contract by serving 30 days' prior written notice to Party B in any one of the following circumstances:
有下列情况之一的，甲方可以提前 30 天书面通知乙方终止本合同。

27.1 where Party B, after undergoing a legally prescribed period of medical treatment and recuperation for an illness or a non-work-related injury, remains unable to carry out the original job, and is also unfit for the job otherwise assigned to Party B by Party A;
乙方患病或非因工负伤，法定医疗期和恢复期满后，不能从事原工作也不能胜任甲方为其另行安排的工作的；

27.2 where Party B is unable to fulfill the duties of his/her position to the standards required under the terms hereof or by Party A, and, despite undergoing further training or a transfer of his/her position, remains unable to do so;
乙方不能胜任按照合同条款或甲方规定的标准的要求，经过培训或者调整工作岗位仍不能胜任的；

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27.3 where this Contract cannot be performed due to any major changes of any objective circumstances under which this Contract was concluded, and following consultation, Party A and Party B cannot agree upon the necessary modification to be made to this Contract.
订立合同所依据的客观情况发生重大变化，致使合同无法履行，双方无法就合同的必要变更通过协商达成协议的。

28. The term "major changes of any objective circumstances" stipulated in Section 27.3 includes but not limited to:
第 27.3 条中的“客观情况的重大变化”包括但不限于：

28.1 Merger of Party A into another business entity, or sale or transfer by Party A of substantial portion of the assets it owns to other enterprises or third parties;
甲方被其他企业单位兼并，或甲方资产的关键部分被出售或转让给其他企业或第三方；

28.2 Material adjustment in operative policy or material changes in operative situation of Party A;
甲方经营策略的重大调整或经营环境的重大变化；

28.3 Serious difficulty incurred in the operation of Party A;
甲方经营发生严重困难；

28.4 Entry into the period of clearing up, or stop of manufacture or business totally or partially by Party A;
甲方进入治理整顿或生产经营处于全部或部分停滞阶段；

28.5 Declaration of bankruptcy, dissolution or liquation by Party A;
甲方宣布破产、解散或清算；

28.6 Decision of Party A in ceasing the research and development which directly relates to Party B's work according to the need of business development of Party A and/or the actual market situation; or
甲方根据业务发展或实际的市场状况决定终止与乙方工作直接相关的研究和开发；

28.7 Laws or regulations newly promulgated by the government that makes either Party or both Parties not able to perform this Contract.
根据政府新颁布的法律法规，任一方或双方无法履行本合同。

29. Party B may resign his/her job and terminate this Contract during the Contract term with a prior written notice of 30 days to Party A. In case Party B causes economic losses to Party A that have not been completely reimbursed or due to other legally permitted reasons, Party B cannot request to terminate this Contract. Besides, Party A shall have the right to deduct any such amount of economic losses from corresponding salary and any other remuneration due and payable to Party B under Article 15 thereof, and claim the compensation from Party B for the losses Party A suffers therefrom.

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合同期内，乙方有权辞职并终止合同，但应提前 30 天书面通知甲方。在甲方的经济损失没有获得完全补偿前或法律规定的其他原因，乙方不得提出终止本合同。另外，甲方就其遭受的经济损失有权从第 15 条规定的应支付给乙方的相应工资或任何其他报酬中予以扣减，以抵免损失，或要求乙方赔偿。

30. In the event that Party A is close to bankruptcy or faces a bad business situation or serious difficulty in the operation, Party A shall explain the situation to its employees. After having solicited opinions from the employees, and reported the situation to the administrative department for labor, Party A may terminate this Contract.
甲方濒临破产、经营不善或经营状况发生严重困难时，应向职工说明情况，征得职工的谅解，并经向劳动行政管理部门报告后，甲方可以终止本合同。

31. Party A shall not terminate this Contract in accordance with Articles 27 and 30 hereof where any one of the following circumstances about Party B arises:
乙方有下列情形之一的，甲方不得根据本合同第 27 条、第 30 条的规定终止本合同：

31.1 Receiving medical treatment for diseases or injuries related to work within the stipulated period of time;
患病或因工负伤，正处于规定的医疗期内；

31.2 Being a female staff member during her pregnancy, maternity and lactation; or
女职工在孕期、产期、哺乳期内的；或

31.3 Suffering from an occupational disease or a work-related injury and having been confirmed by the labor verification committee of the municipality or district as being totally or partially unable to work after the medical treatment.
患职业病或因工负伤，医疗终结，经有关劳动鉴定委员会确认丧失或者部分丧失劳动能力的。

32. In any of the following circumstances, Party B may notify Party A at any time of his/her wish to terminate this Contract:
有下列情形之一的，乙方可以随时通知甲方终止本合同：

32.1 Within the probation period;
在试用期内；

32.2 Where Party A forces Party B to work by means of violence, intimidation, detention or illegal restriction of personal freedom;
甲方以暴力、威胁、拘禁或者非法限制人身自由的手段强迫乙方劳动的；

32.3 Failure of Party A to pay labor remuneration or to provide working conditions as agreed under this Contract.
甲方未能按照本合同约定支付劳动报酬或提供劳动条件的。

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33. Upon the termination of this Contract, Party B shall cease conducting any activities on Party A's behalf or complete the uncompleted matters pursuant to Party A's request, and settle all accounts with Party A. Party B shall, within 3 days of the termination of this Contract, return all the property he or she has in his/her possession but is the property of Party A. If Party B fails to complete the above hand-over procedures, Party A could refuse to handle the procedures of termination for Party B and may set-off any amounts due to Party B for the losses Party A suffers therefrom.
合同终止时，乙方应立即停止以甲方名义从事一切活动或应甲方的要求完成未了事务，结清所有帐目。乙方应在合同终止之日起 3 日内归还其占有的甲方的全部财产。乙方未能完成上述交接手续的，甲方可以拒绝办理乙方的离职手续，并可用支付给乙方的款项抵销甲方由此遭受的损失。

Chapter 11- Economic Compensation and Repayment
第十一章 经济补偿与赔偿

34. Party A shall provide economic compensation and/or medical subsidies to Party B pursuant to relevant laws and regulations in case Party A terminates this Contract according to Article 25, 27 and 30 of this Contract and applicable laws and regulations.
若根据本合同第 25 条、第 27 条、第 30 条及相关法律法规的规定终止本合同的，甲方应依法向乙方提供经济补偿和/或医疗补助。

35. In case Party A fails to pay salary, economic compensation or medical subsidies to Party B according to relevant laws and regulations and stipulations of this Contract, Party A shall bear the statutory liability for indemnification to Party B.
甲方未根据有关法律法规规定及本合同的约定向乙方支付工资、经济补偿或医疗补助的，应承担法定的赔偿责任。

36. If Party B terminates this Contract in breach of the terms and conditions specified herein, Party B shall indemnify Party A for its losses incurred therefrom according to the relevant laws and regulations.
乙方违反本合同条款而终止本合同的，应依据法律法规规定赔偿由此给甲方造成的损失。

37. Before Party B is trained or recruited by Party A at Party A's expense, Party A may require Party B to sign agreements stating that if Party B resigns from his/her job, Party B shall at the time of resignation reimburse Party A for the training fees and recruiting fees incurred by Party A.
由甲方承担费用培训或招聘费用的，在培训或招聘乙方之前，甲方可以要求乙方签署协议约定，如果乙方辞职，乙方应在辞职时补偿甲方承担的培训费和招聘费。

Chapter 12- Settlement of Labor Disputes
第十二章 劳动争议的解决

38. Any dispute arising out of the interpretation and performance of this contract shall

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be settled through friendly consultation between the Parties. If the parties fail to reach a solution through friendly consultation, one or both parties can bring such dispute to the competent Labor Dispute Arbitration Commission within sixty (60) days of the dispute. In case the parties have no disagreement to the arbitral award of such Labor Dispute Arbitration Commission, such arbitral award is final and binding upon the parties. In case any party is not satisfied with the decision of the arbitration, the party may bring a lawsuit to the court having jurisdiction.
本合同解释和履行过程中产生的任何争议应通过双方友好协商解决。未能通过友好协商解决的，一方或双方可以将争议自发生之日起六十（60）日内提交给有管辖权的劳动争议仲裁委员会申请仲裁。双方对该劳动争议仲裁委员会的仲裁裁决无异议的，该仲裁裁决即为终局裁决，对双方均有约束力；若任一方对仲裁裁决不服的，可以向有管辖权的法院提起诉讼。

Chapter 13- Miscellaneous
第十三章 其他

39. Party B has been aware of and agreed to abide by the Working Rules, which will be provided to Party B from time to time, and shall be of the same legal validity with this Contract. However, this Contract shall prevail in the event of any conflict between the Working Rules and this Contract.
向乙方提供的并为其知悉且同意遵守的劳动纪律与本合同有同等法律效力。当劳动纪律与本合同出现冲突时，本合同效力优先。

40. Party A and Party B could execute the Agreement to Amend Employment Contract attached as Appendix B to revise partial provisions of this Contract, or conclude a new employment contract upon agreement of consultation.
双方可以通过签订合同附件 B 的《聘用合同变更协议》来修改合同的部分内容，或者经协商一致签订新的聘用合同。

41. The invalidity and non-enforcement of any provision of this Contract shall not affect the validity of any other provision of this Contract.
任何条款的无效和不可执行都不影响本合同其他条款的效力。

42. Failure or delay of any Party hereto to exercise a right under this Contract shall not constitute a waiver thereof.
任何一方未行使或迟延行使本合同项下的权利并不构成对该权利的放弃。

43. If there is any conflict between this Contract and the relevant laws and/or regulations, the provisions of the relevant laws and/or regulations shall prevail.
如本合同与有关的法律法规不一致，应以有关法律法规的规定为准。

44. This Contract shall become effective from the date of the execution hereof. In case both parties do not execute this Contract on the same day, the later date shall be the effective date of this Contract.
本合同自签署之日起生效。双方未于同日签署的，以后一签署日期作为合同生效日。

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Party A: Faith Winner（Jixian）Agriculture Development Company Limited
甲方：信凯（集贤）农业发展有限公司

Name: Liu Shulin
姓名：刘树林

By:
签署：

Date:
日期：2007. 9.1

Party B:Guo Zong Tai
乙方：郭宗泰

By:
签署：

Date:
日期：2007. 9. 1

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Appendix A
附件 A

Agreement to Renew Employment Contract
聘用合同续期协议

The renewed terms of this Employment Contract shall come into force and effect as of the ___ day of _____, ____ and shall expire as of the ___ day of _____, ____. All provisions of the original Employment Contract shall apply to this renewed Contract.
续期的聘用合同自_____年_____月_____日起生效，至_____年_____月_____日止期满。原聘用合同的条款全部适用于本续期合同。

Party A (chop):
甲方（盖章）:

Party B (signature):
乙方（签名）:

Date:
日期:

The renewed terms of this Employment Contract shall come into force and effect as of the ___ day of _____, ____ and shall expire as of the ___ day of _____, ____. All provisions of the original Employment Contract shall apply to this renewed Contract.
续期的聘用合同自_____年_____月_____日起生效，至_____年_____月_____日止期满。原聘用合同的条款全部适用于本续期合同。

Party A (chop):
甲方（盖章）:

Party B (signature):
乙方（签名）:

Date:
日期:

The renewed terms of this Employment Contract shall come into force and effect as of the ___ day of _____, ____ and shall expire as of the ___ day of _____, ____. All provisions of the original Employment Contract shall apply to this renewed Contract.
续期的聘用合同自_____年_____月_____日起生效，至_____年_____月_____日止期满。原聘用合同的条款全部适用于本续期合同。

Party A (chop):
甲方（盖章）:

Party B (signature):
乙方（签名）:

Date:
日期:

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Appendix B
附件 B

Agreement to Amend Employment Contract
聘用合同变更协议

Party A and Party B voluntarily and equally agree to make the following amendments to this Employment Contract through amicable consultation:
双方在自愿、平等的基础上通过友好协商就聘用合同的变更达成如下协议：

____

____

____

____

____

____

____

____。

Besides the above amendments, other provisions of the original Employment Contract shall remain valid.
除上述变更外，原聘用合同的其他条款继续有效。

Party A (chop):
甲方（盖章）：

Party B (signature):
乙方（签名）：

Date:
日期：

Party A and Party B voluntarily and equally agree to make the following amendments to this Employment Contract through amicable consultation:
双方在自愿、平等的基础上通过友好协商就聘用合同的变更达成如下协议：

____

____

____

____

____

____

____

____。

Besides the above amendments, other provisions of the original Employment Contract shall remain valid.
除上述变更外，原聘用合同的其他条款继续有效。

Party A (chop):
甲方（盖章）：

Party B (signature):
乙方（签名）：

Date:
日期：

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CONFIDENTIAL

Employment Contract
聘用合同

Employment Contract
Of Xu Shaocheng

徐少成聘用合同

Party A: Faith Winner (Jixian) Agriculture Development Company Limited
甲方：信凯（集贤）农业发展有限公司

Address: Yanglin Plaza, Fuli Town, Jixian County, Shuangyashan City, Heilongjiang Province, P.R.China.
地址：中国黑龙江省双鸭山市集贤县福利镇阳霖大厦
Legal Representative: Liu Shulin
法定代表人：刘树林

Party B: Xu Shaocheng
乙方： 徐少成

Home Address: Room 504, No. 10 of 160 Nong, Changningzhi Road, Changning District, Shanghai, P.R.China.
家庭住址：中国上海市长宁区长宁支路 160 弄 10 号 504 室
出生日期：1974 年 6 月 29 日
ID/Passport Number（身份证/护照号码）**: 320503197406292510**

Pursuant to the Labor Law of the People's Republic of China and other relevant regulations, in consideration of the mutual promises and covenants made herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, Party A and Party B (collectively referred to as the "Parties") hereby agree as follows:
根据《中华人民共和国劳动法》及其他有关规定，经相互讨论协商，仔细考虑并充分沟通了解，甲、乙双方（以下并称为"双方"）就如下条款达成一致：

Chapter 1- General Provisions
第一章 总则

1. In accordance with the labor laws and regulations of the People's Republic of China (the "PRC" or "China") and through friendly consultation on the basis of equality, Party A and Party B agree to enter into this Contract under the terms and conditions as set forth below:
   根据中华人民共和国（"中国"）劳动法律法规，甲、乙双方经平等、友好协商，同意签订本合同，共同遵守如下条款：

Chapter 2- Term
第二章 期限

2. This Contract shall be a contract with a fixed term of 3 years, from September 1st, 2007 ("Starting Date") to August 31st, 2010.
   本合同为有固定期限的合同，期限为 三 年，从 2007 年 9 月 1 日开始（以下简称"起始日"）至 2010 年 8 月 31 日为止。

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3. The probation period shall be 3 months, from the Starting Date to November 30th, 2007. At any time during such probation period. Party B is entitled to immediately terminate this Contract; if Party B is unqualified for the employment requirements of Party A, Party A is entitled to immediately terminate this Contract. For the purposes of confirming whether Party B is qualified or not for the relevant requirements, Party A is responsible for evaluating Party B's performance and ability during such period, and shall be entitled to make the final decision at its sole discretion. Upon the termination under this Article 3, unless otherwise specifically provided herein or in the Confidential Information, Invention Assignment and Non-Competition Agreement as described in Article 22 hereof, neither party shall be responsible for performing any obligations to the other hereunder.
试用期为 三 个月，从起始日起至2007 年 11 月 30 日。试用期内乙方有权随时终止本合同；在此期间，若乙方无法胜任甲方工作要求，甲方也有权随时终止本合同。甲方负责考核乙方的表现和能力以确定其是否胜任，并最终决定是否在试用期间终止本合同。依照本条款规定终止合同后，除另有特别约定或本合同第 22 条关于保密与不竞争协议的约定外，任何一方不再向对方负有任何义务。

4. If upon the expiration of the term, Party A and Party B agree to renew this Contract, they shall execute the Agreement to Renew Employment Contract attached to this Contract as Appendix A, or shall execute a new employment contract.
合同期限届满时，如果双方同意续约，应签订本合同附件 A 的《聘用合同续期协议》，或者重新签订聘用合同。

Chapter 3- Scope of Work
第三章 工作范围

5. Party B agrees to assume the position of Chief Financial Officer (or engage in financial management) pursuant to the work needs of Party A.
根据甲方的工作需要，乙方同意担任首席财务官职位（或者从事财务管理）。

6. Both Parties acknowledge that, Party A shall have the right to change the type of work, job title and position, job duties and work location of Party B at any time according to the business needs of Party A or ability or work performance or actual situation of Party B, provided, however, that such change shall be made in good faith with reasonable causes. Party B shall be subject to any such changes as deemed necessary and appropriate in the sole judgment of Party A.
双方同意，甲方有权根据业务需要、乙方的能力、工作表现或其实际情况，基于诚信与合理原则，随时调整乙方的工作类型、职务、职位、工作职责和工作地点。对于甲方任何前述必要适当的单方调整，乙方应予以遵守服从。

Chapter 4- Duties of Party B
第四章 乙方的义务

7. Party B hereby agrees that, in addition to the duties and responsibilities otherwise set forth herein, during the term of this Contract, Party B shall:

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乙方同意，除本合同规定的义务与责任之外，乙方在合同期间内还须：

7.1 devote his/her full time, attention and skills during the normal working hours designated to him/her hereunder exclusively to the performance of his/her duties hereunder, and effectively perform his/her duties and make his/her best endeavors to ensure the satisfactory accomplishment of the assignment to him/her by Party A; and
在规定的工作时间内，将其全部时间、精力和技能，仅用于履行本合同规定之义务上，并有效地行使其职责，尽最大努力确保完满完成甲方委派的工作；和

7.2 perform his/her duties hereunder faithfully and diligently for Party A in accordance with the terms hereunder, the rules and policies of Party A and the applicable laws and regulations, engage in no activities which are in violation of any PRC laws or regulations or may be prejudicial to the interests of Party A, and seek no personal gains, directly or indirectly, by utilizing his/her position or power in Party A.
遵守本合同的条款、甲方的内部规章制度及有关法律法规，对甲方恪尽职守，不从事任何违反中国法律、法规的活动，不从事损害甲方利益的活动，不利用其在甲方的职务或职权直接或间接地为个人牟取私利。

Chapter 5- Work Schedule, Labor Protection and Working Conditions
第五章 工作时间、劳动保护和工作条件

8. Party B shall work five (5) days per week, eight (8) hours per day, with the average working hours not exceeding forty (40) hours per week. Party A shall have the right to change the work schedule of Party B including the starting and closing time of such schedule based on the business requirements of Party A under the general guidance of this Section. Due to the business needs, Party A may require Party B to work overtime upon consultation with Party B in accordance with the relevant laws and regulations, including requiring Party B to work on weekends or public holidays.
乙方的工作时间为每周五（5）天，每天八（8）小时，每周平均不超过四十（40）小时。依照本条规定，甲方有权调整乙方的工作时间，包括根据业务需要调整上下班时间。根据业务需要及依照有关法律法规，甲方经与乙方协商后可要求其加班，包括在周末和法定假日加班。

9. Party A shall provide Party B with appropriate working conditions and facilities, and Party B shall comply with the rules and regulations of work safety and sanitation formulated by Party A.
甲方应向乙方提供适当的工作条件和设施，乙方应遵守甲方制定的劳动安全卫生制度。

10. Party A will be responsible for providing education and training to Party B on business technologies, labor safety and sanitation and articles of association of Party A.
甲方负责为乙方安排业务技术、劳动安全卫生制度及公司章程的教育和培训。

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Chapter 6- Remuneration
第六章 报酬

11. In consideration of the duties and obligations assumed by Party B under this Contract, Party A shall pay salary to Party B in amount confirmed in writing per month, which will be payable on the 10th day of each corresponding month.
根据乙方承担的本合同项下的责任和义务，甲方将于每月 十 日向乙方支付书面确认的工资数。

12. During the term of employment under this Contract, Party A will decide the earning prior to tax of Party B based upon Party A's then current salary systems and position adjustment policies. Party A will pay the payment through the individual bank account designated by Party A or through other means Party A deems proper. The amount of salary will be stipulated otherwise by Party A.
在本合同的聘用期内，甲方将根据其现行工资制度和职位调整政策决定乙方的税前收入。工资将由甲方支付到其指定的个人银行帐户或以其认为适当的其他方式支付。工资的数额将由甲方另行规定确定。

13. Party B shall be responsible for the payment of due and payable individual income tax resulting from the salary and other remuneration paid by Party A in accordance with the relevant PRC laws and regulations. Party A, as the withholding person, shall withhold the individual income tax and other due and payable tax of Party B prior to paying the remuneration to Party B as required by law.
乙方应依照中国相关法律法规的规定承担其从甲方获取的工资和其他报酬的个人所得税。依照法律规定，甲方作为扣缴义务人，应在支付乙方报酬前代扣代缴其个人所得税及其他应缴税款。

14. Party A shall have the right to adjust the salary and welfare of Party B appropriately based on the capability, experience, attitude, performance, achievement, working-age and position of Party B as well as according to the salary and position adjustment policies and business conditions experienced by Party A.
甲方有权根据乙方的工作能力、经验、态度、表现、工作成绩、工龄和职务，并依据甲方的工资和职位调整政策及经营状况适当调整乙方的工资和福利待遇。

15. Party A shall deduct the following from the salary payable to Party B in accordance with the relevant PRC laws and regulations:
依据中国有关法律法规，甲方应从支付给乙方的工资中作出如下扣减或扣除：

15.1 The individual income tax of Party B;
乙方的个人所得税；

15.2 The part of the society insurance and other welfare benefits which are to be borne by Party B;
社会保险和其他福利金中乙方个人应承担的部分；

15.3 All compensation or fines payable by Party B and withheld by Party A on

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the effective court verdict or arbitration decision;
所有要求甲方代扣的法院判决和仲裁裁决中乙方应付的赔偿或罚款；

15.4 All compensation or fines payable by Party B to Party A according to this Contract, the appendixes of this Contract, rules or articles of association of Party A or court verdict or arbitration decision.
所有根据本合同及附件、甲方的规章制度和公司章程、法院裁判或仲裁裁决应由乙方支付给甲方的赔偿或罚款。

16. Party A may, in its discretion, pay a bonus to Party B based upon Party A's business operation situation and articles of association. The detailed amount, conditions and form will be set forth by Party A. Notwithstanding the above, paying bonus should not be deemed as an obligation of Party A.
甲方可以根据其业务运营情况和公司章程规定，自行决定是否向乙方发放奖金，并有权决定奖金的具体数额，发放条件和发放形式。但无论前款如何规定，发放奖金并非甲方的义务。

Chapter 7- Insurance, Welfare and Leave
第七章 保险、福利和休假

17. The Parties shall pay premiums for social security insurance schemes such as Pension, Unemployment, Medical Insurance, etc. in accordance with relevant PRC laws and regulations.
双方依照中华人民共和国有关法律法规规定，缴纳养老、失业、医疗等社会保险。

Chapter 8- Labor Discipline
第八章 劳动纪律

18. Party B shall abide by the Working Rules and articles of association stipulated by Party A pursuant to laws. Party B shall strictly adhere to proper instructions and decisions of Party A, take care of all assets of Party A, and abide by professional morality.
乙方应遵守甲方依法制定的劳动纪律和公司章程，严格服从甲方的指令和决定，保管好甲方的全部资产，并遵守职业道德。

19. In case Party B violates the Working Rules or articles of association of Party A, Party A may impose punishment to Party B in accordance with the Working Rules or articles of association of Party A.
若乙方违反了甲方的劳动纪律或公司章程，甲方可以依照规定对乙方进行处罚。

20. Party A has the right to require Party B to compensate the economic losses caused by Party B's violation of relevant laws, Working Rules or articles of association of Party A.
对于乙方违反有关法律、劳动纪律和公司章程而给甲方造成经济损失的，甲方有权要求乙方赔偿其损失。

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21. Party A has the right to appropriately amend its rules or articles of association at any time based on its business needs. Party A shall notify Party B in any way Party A deems proper, including but not limited to, through notice, announcement, e-mail and memorandum of any such changes.
甲方有权根据经营需要随时合理地修改劳动纪律和公司章程，但甲方应以其认为适当的方式告知乙方，这些方式包括但不限于通知、公告、电子邮件和备忘录。

Chapter 9- Confidentiality
第九章 保密责任

22. Party B shall keep the proprietary and confidential information of Party A confidential and shall abide by any confidentiality rules set forth by Party A. Party B shall not take, use of or disclose any material or information of Party A to any third party except on behalf of Party A's and with Party A's prior written consent. Party B shall execute and abide by the Non-disclosure and Non-Competition Agreement ("Confidentiality Agreement").
乙方应对甲方的专有信息和秘密信息保密，遵守甲方相关保密政策。除非为了甲方利益或经甲方事先书面同意，乙方不得使用或向任何第三方泄露任何甲方的资料和信息。乙方应签署并遵守《保密与不竞争协议》(下称"保密协议")。

23. Party B agrees that Party A may disclose his/her personal information including, but not limited to, Party B's name, address, nationality, position, payment, bank account, this Contract and its renewal and amendment, as directly or indirectly required by Party A's reasonable business and operation.
乙方同意，甲方有权根据直接或间接的合理运营需要，披露乙方的个人信息，包括但不限于乙方的姓名、地址、国籍、职位、工资、银行帐户、本合同及其续约和变更情况。

Chapter 10- Modification, Termination and Extension of the Employment Contract
第十章 聘用合同的变更、终止和延期

24. In case a modification occurs in the laws and administrative regulations that govern this Contract, the corresponding part of this Contract and appendixes shall be modified accordingly. In case a major change occurs in the circumstances under which this Contract was concluded or there is any conflict between this Contract and the relevant PRC laws and regulations, so that this Contract cannot be performed anymore, the relevant part of this Contract may be modified upon agreement between Party A and Party B through amicable consultation based on the requirements of the relevant PRC laws and regulations.
若适用于本合同的法律法规被修订，本合同的相应部分或附件也应相应地进行修订。如果订立合同时所依据的客观情况发生重大变化或者本合同与中国的有关法律法规相冲突，致使合同无法履行，双方可以根据中国有关法律法规，通过友好协商协议变更合同的相关部分。

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25. This Contract may be terminated upon mutual agreement between Party A and Party B in writing.
双方可以通过协商一致的方式书面终止本合同。

26. Party A shall have right to unilaterally terminate this Contract with immediate effect without any prior written notice under the following circumstances, and will notify Party B of such termination:
出现下列情形，甲方无须事先书面通知，有权单方终止本合同。但甲方应将该终止决定告知乙方，该终止立即生效：

26.1 The termination of this Contract during the probation period under Article 3 hereof;
于试用期内，依据本合同第 3 条规定的终止情况；

26.2 Party B seriously violates the labor disciplines or the rules or regulations of Party A (including but not limited to the Working Rules or articles of association of Party A);
乙方严重违反公司劳动纪律、规章制度的（包括但不限于劳动纪律和公司章程）；

26.3 Party B causes serious damage to the interests of Party A due to Party B's serious dereliction of his/her duties (including but not limited to, his/her duties under Article 7 hereof), or his/her engagement in malpractices for seeking personal gains; or
乙方严重失职（包括但不限于本合同第 7 条规定的职责）或者营私舞弊给甲方利益造成重大损害的；或者

26.4 Party B is criminally prosecuted under the law.
乙方被依法追究刑事责任。

27. Party A may terminate this Contract by serving 30 days' prior written notice to Party B in any one of the following circumstances:
有下列情况之一的，甲方可以提前 30 天书面通知乙方终止本合同。

27.1 where Party B, after undergoing a legally prescribed period of medical treatment and recuperation for an illness or a non-work-related injury, remains unable to carry out the original job, and is also unfit for the job otherwise assigned to Party B by Party A;
乙方患病或非因工负伤，法定医疗期和恢复期满后，不能从事原工作也不能胜任甲方为其另行安排的工作的；

27.2 where Party B is unable to fulfill the duties of his/her position to the standards required under the terms hereof or by Party A, and, despite undergoing further training or a transfer of his/her position, remains unable to do so;
乙方不能胜任按照合同条款或甲方规定的标准的要求，经过培训或者调整工作岗位仍不能胜任的；

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27.3 where this Contract cannot be performed due to any major changes of any objective circumstances under which this Contract was concluded, and following consultation, Party A and Party B cannot agree upon the necessary modification to be made to this Contract.
订立合同所依据的客观情况发生重大变化，致使合同无法履行，双方无法就合同的必要变更通过协商达成协议的。

28. The term "major changes of any objective circumstances" stipulated in Section 27.3 includes but not limited to:
第 27.3 条中的“客观情况的重大变化”包括但不限于：

28.1 Merger of Party A into another business entity, or sale or transfer by Party A of substantial portion of the assets it owns to other enterprises or third parties;
甲方被其他企业单位兼并，或甲方资产的关键部分被出售或转让给其他企业或第三方；

28.2 Material adjustment in operative policy or material changes in operative situation of Party A;
甲方经营策略的重大调整或经营环境的重大变化；

28.3 Serious difficulty incurred in the operation of Party A;
甲方经营发生严重困难；

28.4 Entry into the period of clearing up, or stop of manufacture or business totally or partially by Party A;
甲方进入治理整顿或生产经营处于全部或部分停滞阶段；

28.5 Declaration of bankruptcy, dissolution or liquation by Party A;
甲方宣布破产、解散或清算；

28.6 Decision of Party A in ceasing the research and development which directly relates to Party B's work according to the need of business development of Party A and/or the actual market situation; or
甲方根据业务发展或实际的市场状况决定终止与乙方工作直接相关的研究和开发；

28.7 Laws or regulations newly promulgated by the government that makes either Party or both Parties not able to perform this Contract.
根据政府新颁布的法律法规，任一方或双方无法履行本合同。

29. Party B may resign his/her job and terminate this Contract during the Contract term with a prior written notice of 30 days to Party A. In case Party B causes economic losses to Party A that have not been completely reimbursed or due to other legally permitted reasons, Party B cannot request to terminate this Contract. Besides, Party A shall have the right to deduct any such amount of economic losses from corresponding salary and any other remuneration due and payable to Party B under Article 15 thereof, and claim the compensation from Party B for the losses Party A suffers therefrom.

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合同期内，乙方有权辞职并终止合同，但应提前 30 天书面通知甲方。在甲方的经济损失没有获得完全补偿前或法律规定的其他原因，乙方不得提出终止本合同。另外，甲方就其遭受的经济损失有权从第 15 条规定的应支付给乙方的相应工资或任何其他报酬中予以扣减，以抵免损失，或要求乙方赔偿。

30. In the event that Party A is close to bankruptcy or faces a bad business situation or serious difficulty in the operation, Party A shall explain the situation to its employees. After having solicited opinions from the employees, and reported the situation to the administrative department for labor, Party A may terminate this Contract.
甲方濒临破产、经营不善或经营状况发生严重困难时，应向职工说明情况，征得职工的谅解，并经向劳动行政管理部门报告后，甲方可以终止本合同。

31. Party A shall not terminate this Contract in accordance with Articles 27 and 30 hereof where any one of the following circumstances about Party B arises:
乙方有下列情形之一的，甲方不得根据本合同第 27 条、第 30 条的规定终止本合同：

31.1 Receiving medical treatment for diseases or injuries related to work within the stipulated period of time;
患病或因工负伤，正处于规定的医疗期内；

31.2 Being a female staff member during her pregnancy, maternity and lactation; or
女职工在孕期、产期、哺乳期内的；或

31.3 Suffering from an occupational disease or a work-related injury and having been confirmed by the labor verification committee of the municipality or district as being totally or partially unable to work after the medical treatment.
患职业病或因工负伤，医疗终结，经有关劳动鉴定委员会确认丧失或者部分丧失劳动能力的。

32. In any of the following circumstances, Party B may notify Party A at any time of his/her wish to terminate this Contract:
有下列情形之一的，乙方可以随时通知甲方终止本合同：

32.1 Within the probation period;
在试用期内；

32.2 Where Party A forces Party B to work by means of violence, intimidation, detention or illegal restriction of personal freedom;
甲方以暴力、威胁、拘禁或者非法限制人身自由的手段强迫乙方劳动的；

32.3 Failure of Party A to pay labor remuneration or to provide working conditions as agreed under this Contract.
甲方未能按照本合同约定支付劳动报酬或提供劳动条件的。

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33. Upon the termination of this Contract, Party B shall cease conducting any activities on Party A's behalf or complete the uncompleted matters pursuant to Party A's request, and settle all accounts with Party A. Party B shall, within 3 days of the termination of this Contract, return all the property he or she has in his/her possession but is the property of Party A. If Party B fails to complete the above hand-over procedures, Party A could refuse to handle the procedures of termination for Party B and may set-off any amounts due to Party B for the losses Party A suffers therefrom.
合同终止时，乙方应立即停止以甲方名义从事一切活动或应甲方的要求完成未了事务，结清所有帐目。乙方应在合同终止之日起 3 日内归还其占有的甲方的全部财产。乙方未能完成上述交接手续的，甲方可以拒绝办理乙方的离职手续，并可用支付给乙方的款项抵销甲方由此遭受的损失。

Chapter 11- Economic Compensation and Repayment
第十一章 经济补偿与赔偿

34. Party A shall provide economic compensation and/or medical subsidies to Party B pursuant to relevant laws and regulations in case Party A terminates this Contract according to Article 25, 27 and 30 of this Contract and applicable laws and regulations.
若根据本合同第 25 条、第 27 条、第 30 条及相关法律法规的规定终止本合同的，甲方应依法向乙方提供经济补偿和/或医疗补助。

35. In case Party A fails to pay salary, economic compensation or medical subsidies to Party B according to relevant laws and regulations and stipulations of this Contract, Party A shall bear the statutory liability for indemnification to Party B.
甲方未根据有关法律法规规定及本合同的约定向乙方支付工资、经济补偿或医疗补助的，应承担法定的赔偿责任。

36. If Party B terminates this Contract in breach of the terms and conditions specified herein, Party B shall indemnify Party A for its losses incurred therefrom according to the relevant laws and regulations.
乙方违反本合同条款而终止本合同的，应依据法律法规规定赔偿由此给甲方造成的损失。

37. Before Party B is trained or recruited by Party A at Party A's expense, Party A may require Party B to sign agreements stating that if Party B resigns from his/her job, Party B shall at the time of resignation reimburse Party A for the training fees and recruiting fees incurred by Party A.
由甲方承担费用培训或招聘费用的，在培训或招聘乙方之前，甲方可以要求乙方签署协议约定，如果乙方辞职，乙方应在辞职时补偿甲方承担的培训费和招聘费。

Chapter 12- Settlement of Labor Disputes
第十二章 劳动争议的解决

38. Any dispute arising out of the interpretation and performance of this contract shall

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be settled through friendly consultation between the Parties. If the parties fail to reach a solution through friendly consultation, one or both parties can bring such dispute to the competent Labor Dispute Arbitration Commission within sixty (60) days of the dispute. In case the parties have no disagreement to the arbitral award of such Labor Dispute Arbitration Commission, such arbitral award is final and binding upon the parties. In case any party is not satisfied with the decision of the arbitration, the party may bring a lawsuit to the court having jurisdiction.
本合同解释和履行过程中产生的任何争议应通过双方友好协商解决。未能通过友好协商解决的，一方或双方可以将争议自发生之日起六十（60）日内提交给有管辖权的劳动争议仲裁委员会申请仲裁。双方对该劳动争议仲裁委员会的仲裁裁决无异议的，该仲裁裁决即为终局裁决，对双方均有约束力；若任一方对仲裁裁决不服的，可以向有管辖权的法院提起诉讼。

Chapter 13- Miscellaneous
第十三章 其他

39. Party B has been aware of and agreed to abide by the Working Rules, which will be provided to Party B from time to time, and shall be of the same legal validity with this Contract. However, this Contract shall prevail in the event of any conflict between the Working Rules and this Contract.
向乙方提供的并为其知悉且同意遵守的劳动纪律与本合同有同等法律效力。当劳动纪律与本合同出现冲突时，本合同效力优先。

40. Party A and Party B could execute the Agreement to Amend Employment Contract attached as Appendix B to revise partial provisions of this Contract, or conclude a new employment contract upon agreement of consultation.
双方可以通过签订合同附件 B 的《聘用合同变更协议》来修改合同的部分内容，或者经协商一致签订新的聘用合同。

41. The invalidity and non-enforcement of any provision of this Contract shall not affect the validity of any other provision of this Contract.
任何条款的无效和不可执行都不影响本合同其他条款的效力。

42. Failure or delay of any Party hereto to exercise a right under this Contract shall not constitute a waiver thereof.
任何一方未行使或迟延行使本合同项下的权利并不构成对该权利的放弃。

43. If there is any conflict between this Contract and the relevant laws and/or regulations, the provisions of the relevant laws and/or regulations shall prevail.
如本合同与有关的法律法规不一致，应以有关法律法规的规定为准。

44. This Contract shall become effective from the date of the execution hereof. In case both parties do not execute this Contract on the same day, the later date shall be the effective date of this Contract.
本合同自签署之日起生效。双方未于同日签署的，以后一签署日期作为合同生效日。

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Party A: Faith Winner（Jixian）Agriculture Development Company Limited
甲方：信凯（集贤）农业发展有限公司
Name: Liu Shulin
姓名：刘树林
By:
签署：Shulin 刘树林

Date:
日期：2007.9.1

Party B: Xu Shaocheng
乙方：徐少成

By: Xu Shaocheng
签署：徐少成

Date:
日期：2007.9.1

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Appendix A
附件 A

Agreement to Renew Employment Contract
聘用合同续期协议

The renewed terms of this Employment Contract shall come into force and effect as of the ___ day of _____, ____ and shall expire as of the ___ day of _____, ____. All provisions of the original Employment Contract shall apply to this renewed Contract. 续期的聘用合同自_____年_____月_____日起生效，至_____年_____月_____日止期满。原聘用合同的条款全部适用于本续期合同。 Party A (chop): Party B (signature): 甲方（盖章）： 乙方（签名）： Date: 日期：
The renewed terms of this Employment Contract shall come into force and effect as of the ___ day of _____, ____ and shall expire as of the ___ day of _____, ____. All provisions of the original Employment Contract shall apply to this renewed Contract. 续期的聘用合同自_____年_____月_____日起生效，至_____年_____月_____日止期满。原聘用合同的条款全部适用于本续期合同。 Party A (chop): Party B (signature): 甲方（盖章）： 乙方（签名）： Date: 日期：
The renewed terms of this Employment Contract shall come into force and effect as of the ___ day of _____, ____ and shall expire as of the ___ day of _____, ____. All provisions of the original Employment Contract shall apply to this renewed Contract. 续期的聘用合同自_____年_____月_____日起生效，至_____年_____月_____日止期满。原聘用合同的条款全部适用于本续期合同。 Party A (chop): Party B (signature): 甲方（盖章）： 乙方（签名）： Date: 日期：

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Employment Contract
聘用合同

Appendix B
附件 B

Agreement to Amend Employment Contract
聘用合同变更协议

Party A and Party B voluntarily and equally agree to make the following amendments to this Employment Contract through amicable consultation:
双方在自愿、平等的基础上通过友好协商就聘用合同的变更达成如下协议：

____
____
____
____
____
____
____
____。

Besides the above amendments, other provisions of the original Employment Contract shall remain valid.
除上述变更外，原聘用合同的其他条款继续有效。

Party A (chop):
甲方（盖章）：

Party B (signature):
乙方（签名）：

Date:
日期：

Party A and Party B voluntarily and equally agree to make the following amendments to this Employment Contract through amicable consultation:
双方在自愿、平等的基础上通过友好协商就聘用合同的变更达成如下协议：

____
____
____
____
____
____
____
____。

Besides the above amendments, other provisions of the original Employment Contract shall remain valid.
除上述变更外，原聘用合同的其他条款继续有效。

Party A (chop):
甲方（盖章）：

Party B (signature):
乙方（签名）：

Date:
日期：

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CONFIDENTIALITY AND NON-COMPETITION AGREEMENT

保密与不竞争协议

Party A: Faith Winner（Jixian）Agriculture Development Company Limited
甲方：信凯（集贤）农业发展有限公司

Address: Yanglin Plaza, Fuli Town, Jixian County, Shuangyashan City, Heilongjiang Province, P.R.China.
地址：中国黑龙江省双鸭山市集贤县福利镇阳霖大厦
Legal Representative: Liu Shulin
法定代表人：刘树林

Party B: Liu Shulin
乙方: 刘树林

ID/Passport Number: 230521196304230016
身份证/护照号码：230521196304230016
Address: 99 Fanrong Street, Jixian County, Heilongjiang Province, P. R. China
地址：中国黑龙江省集贤县繁荣街 99 号

In consideration of Party B's employment or continued employment with Party A. and the compensation now and hereafter paid to Party B by Party A, the Parties hereby agree to enter into this Agreement. For the purposes of this Agreement, **"Group"** means Party A and any entity which is established by Party A for the time being and from time to time, the holding company, parent or subsidiary or affiliate of Party A, or any subsidiary or office of the holding company of Party A.
鉴于乙方受聘于甲方，并从甲方获得报酬，双方愿意接受并签署本协议。本协议中，"集团"包括甲方及其已设立或将设立的主体，甲方的控股公司、母公司、下属公司及关联方，以及甲方的控股公司的任何下属公司或办事处。

1. **Employment**. Party B acknowledge that the terms and conditions of his/her employment with Party A is provided for in a separate employment agreement between the Parties and no provision of this Agreement shall be construed as confirmation of Party B's employment with Party A.
聘用。乙方同意与甲方的聘用条款与条件由双方另行签订的聘用合同作出规定，本协议条款不应被解释为对聘用关系的确认。

2. **Business**: Soybean processing and distribution business

   业务:大豆油脂加工及销售业务

3. **Confidential Information**
秘密信息

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Confidential Information in this Agreement includes:
本协议中的秘密信息包括：

3.1 **Company Information**. **Company Information** means any proprietary information, technical data, trade secrets or know-how, including, but not limited to, research, patterns, plans, compilations, inventions and developments, products, formulas, designs, prototypes, methods, techniques, processes, procedures, computer programs and software (whether as source code or object code), database, development plans, records for research and development, technical report, inspection report, experimental data, operation manual, technical documentation, technologies, hardware configuration information, yield data, equipment modifications, services, customer lists and customers (including, but not limited to, customers of Party A and/or any other member of the Group on whom Party B called or with whom Party B became acquainted during the term of Party B's employment with Party A), supplier lists, partners, markets, pricing, marketing, finances, salary, legal business or other business information of the Group disclosed to Party B or obtained by Party B from Party A and/or any other member of the Group either directly or indirectly in writing, orally or by drawings or observation of parts or equipment. Confidential Information may be a complete set of plan, documentation or product, and may also be part of the information or elements of the complete set of plan, documentation or product. The Parties further understand that Confidential Information does not include any of the foregoing items which has become publicly known and made generally available through no wrongful act of Party B or of others who were under confidentiality obligations as to the item or items involved.
甲方信息。甲方信息包括任何专有信息，技术资料，商业秘密或专有技术，包括但不限于调查研究、模式、计划、汇编物、发明与创造、产品、公式、设计、模型、方法、技术、过程、程序、计算机程序及软件（无论是源代码或目标代码）、数据库、开发计划、研究开发记录、技术报告、检测报告、实验数据、操作手册、技术文档、技术、硬件配置信息，产量，设备变更、服务、客户名单和客户（包括但不限于乙方在受聘期间走访或认识的甲方的和/或集团其他成员的客户）、供应商名单、合作方、市场、定价、营销、财务、工资、法律事务以及向乙方透露的、乙方直接或间接从甲方或集团其他成员获得的书面的或口头的、从图纸或对设备和部件的观测中获得的集团其他商业信息。秘密信息可以是一份完整的方案、文件或产品，也可以是某一方案、文件或产品中的部分数据或部分要素。双方进一步理解秘密信息不包括上述项目中已经公开的和乙方或有相关保密义务的其他人通过正当手段通常可以获得的信息。

3.2 **Third Party Information**. Party B recognize that Party A and/or other members of the Group have received and in the future will receive from third parties, including subsidiaries and affiliated companies of Party A, their confidential or proprietary information subject to a duty on Party A's part and/or the part of other members of the Group to maintain the confidentiality of such information and to use it only for certain limited purposes. Party B agrees to hold all such confidential or proprietary information in the

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strictest confidence and not to disclose it to any person, firm or corporation or to use it except as necessary in carrying out his/her work for Party A consistent with the agreement(s) Party A and/or a member of the Group has entered into with such third party.
第三方信息。乙方知道甲方和/或集团其他成员已从或将从包括甲方的下属公司和关联公司在内的第三方获得秘密信息或专有信息，甲方和/或集团其他成员都有义务对这些信息保密，并只可用于某些特定目的。若非为完成依甲方和/或集团其他成员与第三方的协议约定的工作之必要时，乙方将严守秘密，不向任何个人、合伙或公司披露或使用任何该秘密信息和专有信息。

4. **Media of Confidential Information**
秘密信息的载体

4.1 All documents, information, photographs, diagrams, notes, reports, letters, faxes, magnetic tapes, disks, prototypes, apparatus and any other forms of media, which are containing Confidential Information of Party A and held or kept by Party B in need of his/her work, shall be owned by Party A, no matter whether the Confidential Information is of business value.
乙方因职务上的需要所持有或保管的一切记录有甲方秘密信息的文件、资料、照片、图表、笔记、报告、信件、传真、磁带、磁盘、仪器以及其他任何形式的载体均归甲方所有，无论这些秘密信息有无商业上的价值。

4.2 Party B shall return Party A all the properties and media contained Confidential Information owned by Party A upon Party A's so request or Party B's dismissal (whatever the reason is), and shall not reproduce, hold or give the media herein above to any other person without authorization of Party A.
乙方应当于离职（无论何种原因）时，或者于甲方提出请求时，返还属于甲方的全部财物和载有甲方秘密信息的一切载体，不得将这些载体擅自复制、保留或交给其他任何人。

4.3 If the aforesaid media contained Confidential Information of Party A belong to Party B, Party A shall make corresponding economic compensation equivalent of the value of the media itself to Party B when Party B returns such media to Party A.
若上述记录有甲方秘密信息的载体是乙方自备的，在乙方返还这些载体时，甲方应给予乙方相当于载体本身价值的经济补偿。

5. **Maintenance of Confidentiality**
保密

5.1 Party B agrees at all times during the term of his/her employment and thereafter, to hold in strictest confidence, and not to use, except for the benefit of Party A or the benefit of the Group, or to disclose, publicize, release, impart, transfer, to any person, firm or corporation (including other employees who are not entitled to know Confidential Information in accordance with Party

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A's internal administrations) without written authorization of Party A, any Confidential Information. Party B agrees that he/she shall secure and keep such Confidential Information confidential and shall protect and safeguard the Confidential Information against any unauthorized use, disclosure, report, transfer or publication with at least the same degree of care as it uses for its own confidential or proprietary information, but in no event use less than reasonable care;
在受聘期间及之后，乙方保证将严守甲方秘密，除非为甲方或集团的利益，不会使用任何秘密信息，未获得甲方的书面授权不得向任何个人、合伙或公司（包括按照甲方的保密规定无权知悉该项秘密信息的甲方其他职员）披露、传播、公布、发表、传授、转让任何秘密信息。乙方同意将对这些秘密信息保密，并至少以使用自己的保密或专有信息一样小心的程度但任何情况都不低于合理的谨慎来保护和维护秘密信息不被擅自使用、披露、报道、转让或出版。

5.2 Except for the benefit of Party A or the benefit of the Group, Party B shall not take any Confidential Information and media contained Confidential Information out of Party A's office without written authorization of Party A.
除非为甲方或集团的利益，未经甲方事先书面同意，乙方不得将任何秘密信息和载有秘密信息的载体带出甲方的办公场所之外。

5.3 It will be regarded that Party A has agreed that Party B may disclose or use Confidential Information once Party B's supervisor of Party A has agreed in writing Party B to do so, provided that Party A has clearly stated in advance that such superior manager had been granted such power.
乙方的上级主管书面同意乙方披露、使用秘密信息的，视为甲方已同意这样做，前提是甲方已事先声明该主管人员拥有此项权限。

5.4 Except for the benefit of Party A or the benefit of the Group, Party B shall not inquiry, disclose or discuss the salary, bonus, welfare, option or any other payments to or with any other persons except for the direct relatives of Party B.
除非为甲方或集团的利益，乙方不得与任何其他主体（乙方的直接亲属除外）探听、披露或讨论薪金、奖金、福利、期权或任何形式的报酬事宜。

6. **Intellectual Property Rights**
知识产权

6.1 **Works Retained and Licensed**. Party B have attached hereto, as Exhibit A, a list describing all inventions, original works of authorship, developments, improvements, and trade secrets which were made by him/her prior to his/her employment with Party A (collectively referred to as "Prior Works"), which belong to Party B and relate to Party A's current and proposed business, products or research and development, and which are not assigned to Party A; or, if no such list is attached, Party B represent that there are no 就 such Prior Works. If in the course of Party B employment with Party A, Party B incorporate into a product, process or machine of Party A and/or any

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other member of the Group the Prior Works owned by Party B or in which Party B have an interest, Party A is hereby granted and shall have a nonexclusive, royalty-free, irrevocable, perpetual, worldwide license to make, have made, modify, use and sell such Prior Works as part of or in connection with such product, process or machine.

作品持有和许可。附件 A 清单所列为乙方于受聘前所拥有的所有发明创造、原创作品著作权、技术开发，技术改进和商业秘密（统称为"在先作品"），这些在先作品为乙方所有，与甲方当前或潜在业务、产品或研发有关，尚未转让给甲方；如果没有该附件清单，则表示乙方不拥有此类在先作品。若乙方受聘于甲方期间，将乙方拥有的或有利益关系的在先作品与甲方和/或集团其他成员的产品、程序或机器设备整合，甲方即被授予并拥有非排他的、免费的、不可撤销的、永久和世界范围内的许可，可以将该在先作品作为该产品、程序或机器设备的一部分或与其一道进行制作、修改、使用或销售。

6.2 **Disclosure**. Party B agrees that Party B will promptly make full written disclosure to Party A or its designee, will hold in trust for the sole right and benefit of Party A, all his/her right, title, and interest in and to any and all inventions, original works of authorship, developments, concepts, improvements, designs, discoveries, ideas, trademarks or trade secrets, processes, copyright works, know-how, any other work's information or matter which gives rise or may give rise to any intellectual property of whatsoever nature, whether or not patentable or registrable under any law of any country, which Party B may solely or jointly conceive or develop or reduce to practice, or cause to be conceived or developed or reduced to practice, during the period that Party B is in the employ of Party A (collectively referred to as "Works").

披露。乙方同意将乙方受聘期间，由乙方单独或合作构思、开发及付诸实施的，或促成构思、开发及付诸实施的发明、原创作品著作权、技术开发、观念、技术改进、设计、发现、思想、商标、商业秘密、程序、版权作品、技术诀窍和其他包含或可能包含任何知识产权属性或不论依照一国法律是否具有专利权或注册登记权属性的任何作品的信息或内容（统称为"作品"）中的全部资料、技术秘密和商业秘密披露给甲方或其指定者。

6.3 **Intellectual Property Rights**. The Parties acknowledge that Party A or its designee, has the absolute title, right or interest in and to any and all Works made by Party B (solely or jointly with others) during the period of Party B's employment with Party A or within one year after Party B's dismissal, and which are the duties of Party B or the tasks assigned to him by Party A or its designee, or which are created mainly with the materials and technical resources of Party A or its designee and under Party A or its designee's responsibility. Those Works are the "service invention-creation (*zhi wu fa ming*)" and "works made for hire (*zhi wu zuo pin*)" as defined under the patent and copyright laws of the People's Republic of China. Party B understands and agrees that the decision whether or not to commercialize or market Works is within Party A's sole discretion and for the sole benefit of Party A and/or any other member of the Group. Party B shall put forward written applications if he/she claims for authorship of the works made by

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him during the period of Party B's employment with Party A, and Party B is entitled to such works upon written confirmation of Party A that such works are not Works made for hire (*zhi wu zuo pin*). The works made by Party B for which Party B does not claim will be regarded as the Works made for hire. In respect of such works of Party B which are not the Works but related to the business of Party A or the Group, Party A or any member of the Group shall have a preemptive right to acquire for itself or its nominee all or any part (at Party A's option) of Party B's rights therein within three (3) months of Party B's disclosure to Party A of such works.

知识产权。双方确认，乙方在甲方任职期间，因基于职务、履行单位分派的任务或者主要是利用甲方的物质条件、业务信息等产生的作品，或无论何种原因乙方从甲方离职在离职之日起一年内完成的与其在甲方承担的本职工作或分配任务或业务有关的作品，甲方享有绝对的所有权、权利和利益，上述作品依中华人们共和国专利法和著作权法的定义属于职务发明和职务作品。乙方理解并同意甲方有权为了甲方和/或其他集团成员的单独利益自行决定是否将作品商业化或出售。乙方在任职期间完成的成果，乙方主张其本人享有知识产权的，应当及时向甲方书面申明，经甲方书面确认，认为确属非职务成果的，由乙方享有知识产权。乙方没有申明的，推定其为职务作品。如某些作品不属于前述职务作品，但与甲方或集团业务有关，在乙方向甲方披露此作品之日起三个月内，甲方及集团其他成员对该成果中的全部或部分权利（依甲方的选择而定）有优先购买权。

6.4 **Maintenance of Records**. Party B agrees to keep and maintain adequate and current written records of all Works made by Party B (solely or jointly with others) during the term of his/her employment with Party A. The records will be in the form of notes, sketches, drawings, and any other format. The records will be available to and remain the sole property of Party A at all times.

文档保管。乙方同意在受聘期间时时记录并保管好由乙方单独或与他人合作完成的所有作品的书面文档。该文档可以是记录表、梗概、图纸或任何其他格式。甲方有权随时获取这些文档并对其拥有单独的所有权。

6.5 **Patent and Copyright Registrations**. Party B agrees to assist Party A, or its designee, at Party A's expense, in every proper way to secure Party A's (or its designee's) rights in the Works and any copyrights, patents, mask work rights or other intellectual property rights relating thereto in any and all countries, including the disclosure to Party A of all pertinent information and data with respect thereto, the execution of all applications, specifications, oaths, assignments and all other instruments which Party A shall deem necessary in order to apply for and obtain such rights and in order to assign and convey to Party A, its successors, assigns, and nominees the sole and exclusive rights, title and interest in and to such Works, and any copyrights, patents, mask work rights or other intellectual property rights relating thereto. Party B further agrees that his/her obligation to execute or cause to be executed, when it is in his/her power to do so, any such instrument or papers shall continue after the termination of this Agreement.

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专利和版权登记。乙方同意由甲方承担费用以所有适当的方式协助甲方或其指定者在某一或所有国家保护甲方作品的权利、著作权、专利权、掩膜权及其他有关知识产权，包括向甲方披露所有有关的信息和数据，签署制作各种申请书、说明书、保证、转让文件及其他所有甲方认为申请和获得这些权利，或向甲方及其继任人、受让人、被提名的人转让和转移这些作品的独占与排他的权利、资格和利益时必要的凭据。而且乙方同意在本协议终止后且在乙方力所能及的情况下，仍将继续履行签署或促使签署该相关凭据或文件的义务。

7. **Conflicting Employment**. Party B agrees that, during the term of his/her employment with Party A, Party B will provide full-time services to Party A and will not accept, provide or engage in, directly or indirectly any other employment, occupation, consulting or other business activity related to the business in which Party A and/or the Group is now involved or becomes involved during the term of his/her employment, nor will Party B engage in any other activities that conflict with his/her obligations to Party A. Without unanimous written consent from the Board of Directors of Party A, Party B shall not acquire any shares or interests of other companies which have business activity related to the business in which Party A and/or the Group is now involved or becomes involved during the term of his/her employment other than that have been disclosed to Party A upon the execution of this Agreement.
职业冲突。在受聘于甲方期间，乙方将为甲方提供全职服务且不会直接或间接接受、提供或从事与甲方及/或集团现有或将来业务相关的任何其他实体的聘任、职位、咨询服务或其他业务活动，也不会从事与乙方对甲方所负义务冲突的其他活动。未经甲方董事会书面一致同意，在受聘于甲方期间，乙方不得持有其他任何从事与甲方及/或集团现有或将来业务相关的任何其他公司的股权或权益，除非乙方在本协议签署之日前已向甲方披露其在上述公司的持股情况。

8. **Non-competition**.
竞业禁止

8.1 Party B agrees that during the course of his/her employment and for a period of 24 months immediately following the termination of his/her relationship with Party A for any reason, whether with or without good cause or for any or no cause, voluntarily or involuntarily, with or without notice, Party B will not, without the prior unanimous written consent of the Board of Director of Party A, (i) serve as a partner, employee, consultant, officer, director, manager, agent, associate, investor, or otherwise for, (ii) directly or indirectly, own, purchase, organize or take preparatory steps for the organization of, (iii) build, design, finance, acquire, lease, operate, manage, invest in, work or consult for or otherwise affiliate Party B with, any business, in competition with or otherwise similar to Party A's business, as stated under Section 2 of this Agreement. The foregoing covenant shall cover Party B's activities in every part of the Territory in which Party B may conduct business during the term of such covenant as set forth above. "Territory" shall mean (a) the People's Republic of China, (b) Taiwan, (c) Hong Kong, (d) Macao, (e) the

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United States of America, and (f) all other countries and/or regions of the world.

乙方同意在受聘期间及无论因何种原因、有意或无意、自愿或非自愿、有无事前通知而与甲方终止聘用关系后的 24 个月内，在没有事先取得甲方董事会书面一致同意的情况下，乙方都不会：(i) 担任同甲方及/或集团业务形成竞争关系或有相似业务的实体的合伙人、雇员、顾问、管理人员、董事、经理、代理人、合作者、投资者等；(ii) 直接或间接地拥有、购买、设立组织或筹备设立组织而同甲方及/或集团业务形成竞争或相似业务关系；(iii) 从事建立、设计、融资、收购、租赁、运作、管理、投资、工作、提供咨询、使乙方成为内部人或其他业务而同本协议第二项下所述的甲方业务形成竞争或相似业务关系；上述约定将涵盖规定期间内乙方将从事业务活动的任一地域范围。"地域"是指(a) 中国大陆；(b) 台湾；(c) 香港；(d) 澳门；(e) 美国；(f) 其他国家和地区。

8.2 Party B acknowledge that Party B will derive significant value from Party A's agreement to provide Party B with that Confidential Information of Party A and/or any member of the Group to enable Party B to optimize the performance of Party B's duties to Party A. Party B further acknowledge that Party B's fulfillment of the obligations contained in this Agreement, including, but not limited to, Party B's obligation neither to disclose nor to use the Confidential Information of Party A or any member of the Group other than for Party A's exclusive benefit and Party B's obligation not to compete contained in subsection (a) above, is necessary to protect the Confidential Information of Party A or any member of the Group and, consequently, to preserve the value and goodwill of Party A. Party B further acknowledge the time, geographic and scope limitations of Party B's obligations under Section 6.1 above are reasonable, especially in light of Party A's and the Group's desire to protect their Confidential Information, and that Party B will not be precluded from gainful employment if Party B is obligated not to compete with Party A during the period and within the Territory as described above.

乙方承认将从甲方提供的包含甲方和/或集团其他成员的秘密信息的协议中获益非浅，该信息可使乙方更好地履行对甲方的职责。此外，乙方承认完全履行本协议的义务，对于保护甲方和/或集团其他成员的秘密信息从而保护甲方的价值与商誉而言是十分必要的，这些义务包括但不限于，除非为甲方的专门利益不得披露和使用甲方及集团其他成员得秘密信息的义务，以及上述 6.1 款所含的竞争禁止义务。上述 6.1 款中的对乙方义务的时间、地理及范围的限制是合理的，尤其是就甲方和集团保护秘密信息的要求而言。若乙方不在上述规定的期间和地域内从事与甲方竞争的行为，则不会发生解聘。

8.3 The covenants contained in Section 6.1 above shall be construed as a series of separate covenants, one for each city, county and state of any geographic area in the Territory. Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenant contained in Section 6.1 above. If, in any arbitration proceeding, the arbitration panel refuses to enforce any of such separate covenants (or any part thereof), then such unenforceable covenant (or such part) shall be eliminated from this

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Agreement to the extent necessary to permit the remaining separate covenants (or portions thereof) to be enforced. In the event the provisions of Section 6.1 above are deemed to exceed the time, geographic or scope limitations permitted by applicable law, then such provisions shall be reformed to the maximum time, geographic or scope limitations, as the case may be, then permitted by such law.
上述 6.1 款中的约定可视为由基于地域范围内的每一城市、州县、国家等一系列的独立约定组成。除地理位置不同外，每一独立约定的内容与上述 6.1 款是完全相同的。在仲裁程序中，若仲裁庭拒绝执行任何个别的约定（或其中一部分），该无法执行的约定将被排除于本协议，以保证其他约定可被执行。如果 6.1 款中的规定超出了法律允许的时间、地域和范围限制，则该规定将变更为法律允许的时间、地域和范围限制的上限。

8.4 Party B further agrees that Party B will be compensated by Party A in the total amount equal to the higher of (i) one month's salary of the month before the employment relationship is terminated or (ii) the minimum amount required by applicable laws (hereinafter referred to as the "Compensation") upon the termination of Party B's employment with Party A and for the performance of the covenants that Party B make in this Section 6 of this Agreement. The total amount of Compensation shall be the twelve times of monthly-salary based on the month when leaving the employ or the lowest amount as required by law, whichever is higher. The Compensation will be paid by two installments, of which the first installment equal to 1/2 of the total amount of the Compensation will be paid within one month after the employment is terminated and the other installments equal to 1/2 of the total amount of the Compensation will be paid per three months thereafter.
乙方同意因终止聘用关系并为了履行本协议第 6 条的约定，乙方将按(i)离职前当月月工资额与(ii) 现行法律规定的最低额相比较较高的金额从甲方获得补偿（简称"补偿金"）。补偿金的总额为离职前当月月工资额与(ii) 现行法律规定的最低额相比较较高的金额的 12 倍。该补偿金将分两次支付，第一次将于聘用关系结束后的一个月内支付补偿金总额的 1/2，随后隔三个月再次支付补偿金总额的 1/2。

9. **Returning Party A's Documents**. Party B agrees that, at the time of leaving the employ of Party A, Party B will deliver to Party A (and will not keep in Party B's possession, recreate or deliver to anyone else) any and all devices, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings blueprints, sketches, materials, equipment, other documents or property, or reproductions of any aforementioned items developed by Party B pursuant to Party B's employment with Party A or otherwise belonging to Party A and/or any other member of the Group, their successors or assigns. In the event of the termination of Party B's employment, Party B agrees to sign and deliver the "Termination Certification" attached hereto as Exhibit B.
归还甲方文件。乙方同意在离开甲方时，应将所有受聘于甲方期间而产生的设计、文档、数据、记录、报告、计划、清单、信件、说明书、规划图纸、梗概、材料、设备、其他文件或所有物及前述项目的副本或任何其他

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属于甲方和/或集团其他成员及其承继者和受让人的资料交还给甲方（乙方不得占有、复制或交给其他人）。受聘期结束时，乙方将签署并提交本协议附件B的终止证明。

10. **Liability for Default.** In the event that Party B breaches this Agreement and causes any damages of Party A, he/she shall be liable for such breach and shall compensate all damages resulting thereof. The amount of compensation may be deducted directly from Party B's salary, bonus and other incomes paid by Party A after Party B is informed and has confirmed in written form.
违约责任。如果乙方违约给甲方造成损失的，乙方应承担违约责任并赔偿甲方的损失。损失赔偿可以在告知乙方并获得乙方书面确认后，从乙方的工资报酬、奖金和其它收入中直接扣除。

11. **Notification of New Employer**. In the event that Party B leave the employ of Party A, Party B hereby grant consent to notification by Party A to his/her new employer about his/her rights and obligations under this Agreement.
通告新雇主。乙方在此同意，若乙方离职，甲方可将乙方在本协议项下的权利义务通告乙方的新雇主。

12. **Solicitation of Employees**. Party B agrees that for a period of 24 months immediately following the termination of his/her relationship with Party A for any reason, whether with or without cause, Party B shall not either directly or indirectly solicit, induce, recruit or encourage any employees of Party A and/or any other member of the Group to leave their employment, or take away such employees, or attempt to solicit, induce, recruit, encourage or take away employees of Party A and/or any other member of the Group, either for himself/herself or for any other person or entity.
拉拢员工。乙方同意无论因什么原因或理由而终止乙方同甲方的聘用关系后的 24 个月内，不得为自己、其他任何个人或实体，直接或间接地拉拢、唆使、招募、怂恿甲方和/或集团其他成员的雇员离职，不得带走前述雇员，也不得企图为前述行为。

13. **Conflict of Interest Guidelines**. Party B agrees to diligently adhere to the Conflict of Interest Guidelines attached as Exhibit C hereto.
利益冲突方针。乙方同意坚决地遵守本合同附件C的《利益冲突方针》。

14. **Anti-Corruption Policy**. Party B agrees to diligently adhere to the Anti-Corruption Policy of Party A attached hereto as Exhibit D.
反腐败政策。乙方同意坚决地遵守本合同附件D的《反腐败政策》。

15. **Representations**. Party B agrees to execute any warranties or verify any proper document required to carry out the terms of this Agreement. Party B represent that his/her performance of all the terms of this Agreement will not breach any agreement to keep in confidence proprietary information acquired by Party B in confidence or in trust prior to his/her employment by Party A. Party B has not entered into, and Party B agrees he/she will not enter into any oral or written agreement in conflict herewith.

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陈述。为履行本协议条款的规定，乙方将履行承诺或核实必要的文件。乙方履行本协议条款时不会构成对在受聘于甲方前乙方获得的任何受保密措施保护的专有信息的保密约定的违反。乙方未曾也不会达成任何与本协议相矛盾的口头或书面协议。

16. **Arbitration**.
仲裁

16.1 **Arbitration**. THE PARTIES AGREE THAT ANY DISPUTE OR CONTROVERSY ARISING OUT OF, RELATING TO, OR CONCERNING ANY INTERPRETATION, CONSTRUCTION, PERFORMANCE OR BREACH OF THIS AGREEMENT, SHALL BE SUBMITTED TO CHINA INTERNATIONAL ECONOMIC AND TRADE ARBITRATION COMMISSION ("**CIETAC**") FOR ARBITRATION. THE ARBITRATION SHALL BE CONDUCTED IN BEIJING IN ACCORDANCE WITH THE THEN APPLICABLE ARBITRATION RULES OF CIETAC. THE ARBITRATION AWARD SHALL BE FINAL, CONCLUSIVE AND BINDING ON THE PARTIES TO THE ARBITRATION.
仲裁。双方同意，任何有关本协议的解释、履行或违反而产生的争议或争论，应提交由中国国际经济贸易仲裁委员会（下称“贸仲委”）仲裁。仲裁将依贸仲委当时的仲裁规则在北京进行。仲裁裁决是终局的，对双方当事人均有约束力。

16.2 **Consideration**. PARTY B UNDERSTAND THAT EACH PARTY'S PROMISE TO RESOLVE CLAIMS BY ARBITRATION IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT, RATHER THAN THROUGH THE COURTS, IS CONSIDERATION FOR OTHER PARTY'S LIKE PROMISE.
谅解。乙方理解任一方允诺将根据本协议的规定通过仲裁而不是诉讼的方式解决索赔，是对对方类似允诺的谅解。

17. **General Provisions**
一般规定

17.1 **Governing Law**. This Agreement will be governed by the laws of the People's Republic of China, without reference to choice of laws or conflict of laws principles.
适用法律。本协议受中华人民共和国法律管辖，且不受其法律选择和法律冲突原则的影响。

17.2 **Entire Agreement**. This Agreement sets forth the entire agreement and understanding between Party A and Party B relating to the subject matter herein, supersedes any prior agreement(s) between us regarding the subject matter herein, and merges all prior discussions between us. No modification of or amendment to this Agreement, nor any waiver of any rights under this agreement, will be effective unless in writing signed by the party to be charged. Any subsequent change or changes in Party B's duties, salary or compensation will not affect the validity or scope of this Agreement.

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完整协议。本协议是对甲方与乙方间有关标的事项的完整规定，取代此前双方在这方面的任何协议，并涵盖此前双方的所有讨论。非经双方书面同意，任何对于本协议的变更和修改以及对于协议项下权利的放弃都视为无效。乙方职责、薪水和补偿方面的任何变化都不影响本协议的效力和范围。

17.3 **Severability**. If one or more of the provisions in this Agreement are deemed void by law, then the remaining provisions will continue in full force and effect.
独立性。本协议任何条款被依法视为无效，并不影响其他条款的执行与效力。

17.4 **Successors and Assigns**. This Agreement will be binding upon Party B's heirs, executors, administrators and other legal representatives and will be for the benefit of Party A, its successors, and its assigns.
继任者与受让者。本协议对乙方的继承人、遗嘱执行人、管理者或其他法定代表均有约束力，也将维护甲方及其继任者与受让者的利益。

17.5 **Counterparts**. This Agreement may be executed in any number of counterparts, each of which shall be enforceable, and all of which together shall constitute one agreement.
副本。本协议可签署多份副本，各副本效力同等，共同构成一份协议。

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Party A: Faith Winner (Jixian) Agriculture Development Company Limited

甲方：信凯（集贤）农业发展有限公司

By:

签署：

Name: Liu Shulin

姓名：刘树林

Party B: Liu Shulin

乙方：刘树林

By:

签署：

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EXHIBIT A
附件 A

Faith Winner (Jixian) Agriculture Development Company Limited
CONFLICT OF INTEREST GUIDELINES
信凯（集贤）农业发展有限公司
利益冲突方针

It is the policy of [•] Co., Ltd., its subsidiaries, affiliates, successors or assigns (together, the "**Company**") to conduct its affairs in strict compliance with the letter and spirit of the law and to adhere to the highest principles of business ethics. Accordingly, all officers, employees and independent contractors must avoid activities which are in conflict, or give the appearance of being in conflict, with these principles and with the interests of Party A. The following are potentially compromising situations which must be avoided. Any exceptions must be reported to the President and written approval for continuation must be obtained.

本方针由[•]公司及其下属公司、关联机构、继任者和受让人（统称"公司"）为了严格遵守法律原则与精神，遵循最高准则的商业道德规范而制定并用以执行公司各项事务。相应地，所有的管理人员、雇员和独立的合同方应避免与该方针或公司利益相冲突或可能相冲突的任何行为。下面列示了一些应避免的潜在的情况。发现任何违反行为必须向总裁/总经理报告以获得下步行动的书面批准。

1. Revealing confidential information to outsiders or misusing confidential information. Unauthorized divulging of information is a violation of this policy whether or not for personal gain and whether or not harm to Party A is intended. (The Confidential Information, Invention Assignment and Non-Competition Agreement elaborates on this principle and is a binding agreement.)
   向外部泄露或滥用秘密信息。不论是否为个人利益、是否有意或是否对公司造成损害，未经授权而泄露信息都构成对本方针的违反。（详见保密与不竞争协议的规定）

2. Accepting or offering substantial gifts, excessive entertainment, favors or payments which may be deemed to constitute undue influence or otherwise be improper or embarrassing to Party A.
   接受或索要可能对公司造成不利影响或使公司处于不利地位的贵重礼物、超标款待、优惠或报酬。

3. Participating in civic or professional organizations that might involve divulging confidential information of Party A.
   参加可能导致泄露公司秘密信息的普通或专业组织。

4. Initiating or approving personnel actions affecting reward or punishment of employees or applicants where there is a family relationship or is or appears to be a personal or social involvement (other than as officers of Party A appointed by the board of directors of Party A).
   提出或批准可能影响与之有亲属关系或明显有个人或社会利害关系的雇员或申请者的奖金或惩罚的人事举措（董事会任命的公司管理人员除外）。

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5. Initiating or approving any form of personal or social harassment of employees.
对雇员进行任何形式的人身或公开骚扰。

6. Investing or holding outside directorship in suppliers, customers, or competing companies, including financial speculations, where such investment or directorship might influence in any manner a decision or course of action of Party A.
投资于或在供应商、客户、竞争公司担任管理职位，包括金融性投机，而这些投资或任职可能以某种方式对公司的决定和行动过程构成影响。

7. Borrowing from or lending to employees, customers or suppliers.
与雇员、客户或供应商有资金借贷关系。

8. Acquiring real estate of interest to Party A.
取得与公司利益有关的不动产。

9. Improperly using or disclosing to Party A any proprietary information or trade secrets of any former or concurrent employer or other person or entity with whom obligations of confidentiality exist.
在保密义务存在时不适当地使用或向公司披露任何前任、共同雇主、其他个人或实体的专有信息或商业秘密。

10. Unlawfully discussing prices, costs, customers, sales or markets with competing companies or their employees.
不正当地同竞争公司及其雇员讨论价格、成本、客户、销售或市场。

11. Making any unlawful agreement with distributors with respect to prices.
与分销商就价格达成非法协议。

12. Improperly using or authorizing the use of any inventions which are the subject of patent claims of any other person or entity.
不适当地使用或授权使用属于其他个人或单位的发明创造而导致索赔。

13. Engaging in any conduct which is not in the best interest of Party A.
从事任何损害公司利益的行为。

Each officer, employee and independent contractor must take every necessary action to ensure compliance with these guidelines and to bring problem areas to the attention of higher management for review. Violations of this conflict of interest policy may result in discharge without warning.
任何管理人员、雇员和独立合同方必须采取一切必要行动确保遵守该方针，并将问题提请高层管理人员关注与审查。违反该利益冲突方针可能导致未经警告即遭解雇。

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EXHIBIT B
附件 B

Faith Winner (Jixian) Agriculture Development Company Limited
信凯（集贤）农业发展有限公司
CONFLICT OF INTEREST GUIDELINES
反腐败政策

The following policies are made and will be enforced by [•] Co., Ltd., its subsidiaries, affiliates, successors or assigns (together, the "**Company**") that:
本政策由[•]公司及其下属公司、关联机构、继任者和受让人（统称为"公司"）制定执行：

1. The use of Company funds or assets for any unlawful or improper purpose is strictly prohibited. No payment shall be made to, or for the benefit of, government employees for the purpose of, or otherwise in connection with, the securing of sales to or obtaining favorable action by a government agency. Gifts of substantial value to or lavish entertainment of government employees are prohibited since they can be construed as attempts to influence government decisions in matters affecting Party A's operation. Any entertaining of public officials, or the furnishing of assistance in the form of transportation or other services should be of such nature that the official's integrity or reputation will not be compromised.
禁止非法或为不当目的而使用公司资金或资产。不得为了与销售有关的目的或为了取得政府机关的支持而给政府雇员好处或报酬。禁止可能被理解成企图对政府部门就公司有关运营方面决策造成影响而赠送贵重礼品给政府雇员或铺张的款待政府雇员。对官员的招待和交通辅助设施的配备或提供的其他服务以不损害官员的正直和名誉为原则。

2. The offer, payment or promise to transfer in the future company funds or assets or the delivery of gifts or anything else of value to the officials, the political parties or officials or candidates of the political parties is strictly prohibited for the purpose of influencing any act or decision of any such person in his or her official capacity, including the decision to fail to perform his or her official functions or to use such persons or party's influence with a the government or instrumentality in order to affect or to influence any act or decision of such government or instrumentality in order to assist Party A in obtaining or retaining business for or with, or directing business to any person or entity.
严格禁止向官员、政党、政党官员或其候选人提供、支付或承诺转让公司资金或资产、赠送礼物或其他有价值的东西，以对其职权范围内的决定和行动造成影响，包括以其作出失职的决定或利用该个人或政党在政府的势力影响政府的决定和行动，达到帮助公司获得、保持业务或影响其他任何个人和实体的业务的目的。

3. All records must truly reflect the transactions they record. All assets and liabilities shall be recorded in the regular books of account. No undisclosed or unrecorded fund or asset shall be established for any purpose. No false or artificial entries shall be made in the books and records for any reason. No payment shall be approved or made with the intention or understanding that any part of such

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payment is to be used for any purpose other than that described by the document supporting the payment.
所有的记录必须真实反映交易情况。所有的资产和债务必须记载于经常性会计帐簿中。不得为任何目的隐瞒或漏记资金和资产。不得以任何理由建立虚假帐目。不得批准支付或故意支付任何款项用途与其支持文件不符的款项。

4. No political contribution shall be made, directly or indirectly, with corporate funds or assets regardless of whether the contributions are legal under the laws of the county in which they are made.
不论是否符合行为地的法律，均不得用公司的资金和资产直接或间接进行政治性捐赠。

5. Any employee who learns of or suspects a violation of this Policy should promptly report the matter to the President, Chief Financial Officer or Internal Auditor, as appropriate in the circumstances. All managers shall be responsible for the enforcement of and compliance with this Policy, including the necessary distribution to insure employee knowledge and compliance.
任何雇员得知或觉察到有对本政策的违反行为，应在适当的情况下立即向总裁、首席财务官或内部审计人员报告。所有经理人员应负责本策略的执行和遵守，包括向雇员进行必要的传达以确保其了解和遵守。

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CONFIDENTIALITY AND NON-COMPETITION AGREEMENT
保密与不竞争协议

Party A: Faith Winner（Jixian）Agriculture Development Company Limited
甲方：信凯（集贤）农业发展有限公司

Address: Yanglin Plaza, Fuli Town, Jixian County, Shuangyashan City, Heilongjiang Province, P.R.China.
地址：中国黑龙江省双鸭山市集贤县福利镇阳霖大厦
Legal Representative: Liu Shulin
法定代表人：刘树林

Party B: Guo Zongtai
乙方：郭宗泰

ID/Passport Number（身份证/护照号码）: 230805195704200635
Address: 66-6, Dongfeng District, Jiamusi, Heilongjiang Province, P.R.China.
地址：中国黑龙江省佳木斯市东风区 66 委 6 组

In consideration of Party B's employment or continued employment with Party A, and the compensation now and hereafter paid to Party B by Party A, the Parties hereby agree to enter into this Agreement. For the purposes of this Agreement, "**Group**" means Party A and any entity which is established by Party A for the time being and from time to time, the holding company, parent or subsidiary or affiliate of Party A, or any subsidiary or office of the holding company of Party A.
鉴于乙方受聘于甲方，并从甲方获得报酬，双方愿意接受并签署本协议。本协议中，"集团"包括甲方及其已设立或将设立的主体，甲方的控股公司、母公司、下属公司及关联方，以及甲方的控股公司的任何下属公司或办事处。

1. **Employment**. Party B acknowledge that the terms and conditions of his/her employment with Party A is provided for in a separate employment agreement between the Parties and no provision of this Agreement shall be construed as confirmation of Party B's employment with Party A.
   聘用。乙方同意与甲方的聘用条款与条件由双方另行签订的聘用合同作出规定，本协议条款不应被解释为对聘用关系的确认。

2. **Business**: Soybean processing and distribution business

   业务:大豆油脂加工及销售业务

3. **Confidential Information**
   秘密信息

   Confidential Information in this Agreement includes:
   本协议中的秘密信息包括:

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Confidential Information in this Agreement includes:
本协议中的秘密信息包括：

3.1 **Company Information**. **Company Information** means any proprietary information, technical data, trade secrets or know-how, including, but not limited to, research, patterns, plans, compilations, inventions and developments, products, formulas, designs, prototypes, methods, techniques, processes, procedures, computer programs and software (whether as source code or object code), database, development plans, records for research and development, technical report, inspection report, experimental data, operation manual, technical documentation, technologies, hardware configuration information, yield data, equipment modifications, services, customer lists and customers (including, but not limited to, customers of Party A and/or any other member of the Group on whom Party B called or with whom Party B became acquainted during the term of Party B's employment with Party A), supplier lists, partners, markets, pricing, marketing, finances, salary, legal business or other business information of the Group disclosed to Party B or obtained by Party B from Party A and/or any other member of the Group either directly or indirectly in writing, orally or by drawings or observation of parts or equipment. Confidential Information may be a complete set of plan, documentation or product, and may also be part of the information or elements of the complete set of plan, documentation or product. The Parties further understand that Confidential Information does not include any of the foregoing items which has become publicly known and made generally available through no wrongful act of Party B or of others who were under confidentiality obligations as to the item or items involved.
甲方信息。甲方信息包括任何专有信息，技术资料，商业秘密或专有技术，包括但不限于调查研究、模式、计划、汇编物、发明与创造、产品、公式、设计、模型、方法、技术、过程、程序、计算机程序及软件（无论是源代码或目标代码）、数据库、开发计划、研究开发记录、技术报告、检测报告、实验数据、操作手册、技术文档、技术、硬件配置信息，产量，设备变更、服务、客户名单和客户（包括但不限于乙方在受聘期间走访或认识的甲方的和/或集团其他成员的客户）、供应商名单、合作方、市场、定价、营销、财务、工资、法律事务以及向乙方透露的、乙方直接或间接从甲方或集团其他成员获得的书面的或口头的、从图纸或对设备和部件的观测中获得的集团其他商业信息。秘密信息可以是一份完整的方案、文件或产品，也可以是某一方案、文件或产品中的部分数据或部分要素。双方进一步理解秘密信息不包括上述项目中已经公开的和乙方或有相关保密义务的其他人通过正当手段通常可以获得的信息。

3.2 **Third Party Information**. Party B recognize that Party A and/or other members of the Group have received and in the future will receive from third parties, including subsidiaries and affiliated companies of Party A, their confidential or proprietary information subject to a duty on Party A's part and/or the part of other members of the Group to maintain the confidentiality of such information and to use it only for certain limited purposes. Party B agrees to hold all such confidential or proprietary information in the

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strictest confidence and not to disclose it to any person, firm or corporation or to use it except as necessary in carrying out his/her work for Party A consistent with the agreement(s) Party A and/or a member of the Group has entered into with such third party.
第三方信息。乙方知道甲方和/或集团其他成员已从或将从包括甲方的下属公司和关联公司在内的第三方获得秘密信息或专有信息，甲方和/或集团其他成员都有义务对这些信息保密，并只可用于某些特定目的。若非为完成依甲方和/或集团其他成员与第三方的协议约定的工作之必要时，乙方将严守秘密，不向任何个人、合伙或公司披露或使用任何该秘密信息和专有信息。

4. **Media of Confidential Information**
秘密信息的载体

4.1 All documents, information, photographs, diagrams, notes, reports, letters, faxes, magnetic tapes, disks, prototypes, apparatus and any other forms of media, which are containing Confidential Information of Party A and held or kept by Party B in need of his/her work, shall be owned by Party A, no matter whether the Confidential Information is of business value.
乙方因职务上的需要所持有或保管的一切记录有甲方秘密信息的文件、资料、照片、图表、笔记、报告、信件、传真、磁带、磁盘、仪器以及其他任何形式的载体均归甲方所有，无论这些秘密信息有无商业上的价值。

4.2 Party B shall return Party A all the properties and media contained Confidential Information owned by Party A upon Party A's so request or Party B's dismissal (whatever the reason is), and shall not reproduce, hold or give the media herein above to any other person without authorization of Party A.
乙方应当于离职（无论何种原因）时，或者于甲方提出请求时，返还属于甲方的全部财物和载有甲方秘密信息的一切载体，不得将这些载体擅自复制、保留或交给其他任何人。

4.3 If the aforesaid media contained Confidential Information of Party A belong to Party B, Party A shall make corresponding economic compensation equivalent of the value of the media itself to Party B when Party B returns such media to Party A.
若上述记录有甲方秘密信息的载体是乙方自备的，在乙方返还这些载体时，甲方应给予乙方相当于载体本身价值的经济补偿。

5. **Maintenance of Confidentiality**
保密

5.1 Party B agrees at all times during the term of his/her employment and thereafter, to hold in strictest confidence, and not to use, except for the benefit of Party A or the benefit of the Group, or to disclose, publicize, release, impart, transfer, to any person, firm or corporation (including other employees who are not entitled to know Confidential Information in accordance with Party

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A's internal administrations) without written authorization of Party A, any Confidential Information. Party B agrees that he/she shall secure and keep such Confidential Information confidential and shall protect and safeguard the Confidential Information against any unauthorized use, disclosure, report, transfer or publication with at least the same degree of care as it uses for its own confidential or proprietary information, but in no event use less than reasonable care;
在受聘期间及之后，乙方保证将严守甲方秘密，除非为甲方或集团的利益，不会使用任何秘密信息，未获得甲方的书面授权不得向任何个人、合伙或公司（包括按照甲方的保密规定无权知悉该项秘密信息的甲方其他职员）披露、传播、公布、发表、传授、转让任何秘密信息。乙方同意将对这些秘密信息保密，并至少以使用自己的保密或专有信息一样小心的程度但任何情况都不低于合理的谨慎来保护和维护秘密信息不被擅自使用、披露、报道、转让或出版。

5.2 Except for the benefit of Party A or the benefit of the Group, Party B shall not take any Confidential Information and media contained Confidential Information out of Party A's office without written authorization of Party A.
除非为甲方或集团的利益，未经甲方事先书面同意，乙方不得将任何秘密信息和载有秘密信息的载体带出甲方的办公场所之外。

5.3 It will be regarded that Party A has agreed that Party B may disclose or use Confidential Information once Party B's supervisor of Party A has agreed in writing Party B to do so, provided that Party A has clearly stated in advance that such superior manager had been granted such power.
乙方的上级主管书面同意乙方披露、使用秘密信息的，视为甲方已同意这样做，前提是甲方已事先声明该主管人员拥有此项权限。

5.4 Except for the benefit of Party A or the benefit of the Group, Party B shall not inquiry, disclose or discuss the salary, bonus, welfare, option or any other payments to or with any other persons except for the direct relatives of Party B.
除非为甲方或集团的利益，乙方不得与任何其他主体（乙方的直接亲属除外）探听、披露或讨论薪金、奖金、福利、期权或任何形式的报酬事宜。

6. **<u>Intellectual Property Rights</u>**
<u>知识产权</u>

6.1 **<u>Works Retained and Licensed</u>**. Party B have attached hereto, as <u>Exhibit A</u>, a list describing all inventions, original works of authorship, developments, improvements, and trade secrets which were made by him/her prior to his/her employment with Party A (collectively referred to as "Prior Works"), which belong to Party B and relate to Party A's current and proposed business, products or research and development, and which are not assigned to Party A; or, if no such list is attached, Party B represent that there are no 就 such Prior Works. If in the course of Party B employment with Party A, Party B incorporate into a product, process or machine of Party A and/or any

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other member of the Group the Prior Works owned by Party B or in which Party B have an interest, Party A is hereby granted and shall have a nonexclusive, royalty-free, irrevocable, perpetual, worldwide license to make, have made, modify, use and sell such Prior Works as part of or in connection with such product, process or machine.
作品持有和许可。附件 A 清单所列为乙方于受聘前所拥有的所有发明创造、原创作品著作权、技术开发，技术改进和商业秘密（统称为"在先作品"），这些在先作品为乙方所有，与甲方当前或潜在业务、产品或研发有关，尚未转让给甲方；如果没有该附件清单，则表示乙方不拥有此类在先作品。若乙方受聘于甲方期间，将乙方拥有的或有利益关系的在先作品与甲方和/或集团其他成员的产品、程序或机器设备整合，甲方即被授予并拥有非排他的、免费的、不可撤销的、永久和世界范围内的许可，可以将该在先作品作为该产品、程序或机器设备的一部分或与其一道进行制作、修改、使用或销售。

6.2 **Disclosure**. Party B agrees that Party B will promptly make full written disclosure to Party A or its designee, will hold in trust for the sole right and benefit of Party A, all his/her right, title, and interest in and to any and all inventions, original works of authorship, developments, concepts, improvements, designs, discoveries, ideas, trademarks or trade secrets, processes, copyright works, know-how, any other work's information or matter which gives rise or may give rise to any intellectual property of whatsoever nature, whether or not patentable or registrable under any law of any country, which Party B may solely or jointly conceive or develop or reduce to practice, or cause to be conceived or developed or reduced to practice, during the period that Party B is in the employ of Party A (collectively referred to as "Works").
披露。乙方同意将乙方受聘期间，由乙方单独或合作构思、开发及付诸实施的，或促成构思、开发及付诸实施的发明、原创作品著作权、技术开发、观念、技术改进、设计、发现、思想、商标、商业秘密、程序、版权作品、技术诀窍和其他包含或可能包含任何知识产权属性或不论依照一国法律是否具有专利权或注册登记权属性的任何作品的信息或内容（统称为"作品"）中的全部资料、技术秘密和商业秘密披露给甲方或其指定者。

6.3 **Intellectual Property Rights**. The Parties acknowledge that Party A or its designee, has the absolute title, right or interest in and to any and all Works made by Party B (solely or jointly with others) during the period of Party B's employment with Party A or within one year after Party B's dismissal, and which are the duties of Party B or the tasks assigned to him by Party A or its designee, or which are created mainly with the materials and technical resources of Party A or its designee and under Party A or its designee's responsibility. Those Works are the "service invention-creation (*zhi wu fa ming*)" and "works made for hire (*zhi wu zuo pin*)" as defined under the patent and copyright laws of the People's Republic of China. Party B understands and agrees that the decision whether or not to commercialize or market Works is within Party A's sole discretion and for the sole benefit of Party A and/or any other member of the Group. Party B shall put forward written applications if he/she claims for authorship of the works made by

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him during the period of Party B's employment with Party A, and Party B is entitled to such works upon written confirmation of Party A that such works are not Works made for hire (*zhi wu zuo pin*). The works made by Party B for which Party B does not claim will be regarded as the Works made for hire. In respect of such works of Party B which are not the Works but related to the business of Party A or the Group, Party A or any member of the Group shall have a preemptive right to acquire for itself or its nominee all or any part (at Party A's option) of Party B's rights therein within three (3) months of Party B's disclosure to Party A of such works.

知识产权。双方确认，乙方在甲方任职期间，因基于职务、履行单位分派的任务或者主要是利用甲方的物质条件、业务信息等产生的作品，或无论何种原因乙方从甲方离职在离职之日起一年内完成的与其在甲方承担的本职工作或分配任务或业务有关的作品，甲方享有绝对的所有权、权利和利益，上述作品依中华人们共和国专利法和著作权法的定义属于职务发明和职务作品。乙方理解并同意甲方有权为了甲方和/或其他集团成员的单独利益自行决定是否将作品商业化或出售。乙方在任职期间完成的成果，乙方主张其本人享有知识产权的，应当及时向甲方书面申明，经甲方书面确认，认为确属非职务成果的，由乙方享有知识产权。乙方没有申明的，推定其为职务作品。如某些作品不属于前述职务作品，但与甲方或集团业务有关，在乙方向甲方披露此作品之日起三个月内，甲方及集团其他成员对该成果中的全部或部分权利（依甲方的选择而定）有优先购买权。

6.4 **Maintenance of Records**. Party B agrees to keep and maintain adequate and current written records of all Works made by Party B (solely or jointly with others) during the term of his/her employment with Party A. The records will be in the form of notes, sketches, drawings, and any other format. The records will be available to and remain the sole property of Party A at all times.

文档保管。乙方同意在受聘期间时时记录并保管好由乙方单独或与他人合作完成的所有作品的书面文档。该文档可以是记录表、梗概、图纸或任何其他格式。甲方有权随时获取这些文档并对其拥有单独的所有权。

6.5 **Patent and Copyright Registrations**. Party B agrees to assist Party A, or its designee, at Party A's expense, in every proper way to secure Party A's (or its designee's) rights in the Works and any copyrights, patents, mask work rights or other intellectual property rights relating thereto in any and all countries, including the disclosure to Party A of all pertinent information and data with respect thereto, the execution of all applications, specifications, oaths, assignments and all other instruments which Party A shall deem necessary in order to apply for and obtain such rights and in order to assign and convey to Party A, its successors, assigns, and nominees the sole and exclusive rights, title and interest in and to such Works, and any copyrights, patents, mask work rights or other intellectual property rights relating thereto. Party B further agrees that his/her obligation to execute or cause to be executed, when it is in his/her power to do so, any such instrument or papers shall continue after the termination of this Agreement.

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专利和版权登记。乙方同意由甲方承担费用以所有适当的方式协助甲方或其指定者在某一或所有国家保护甲方作品的权利、著作权、专利权、掩膜权及其他有关知识产权，包括向甲方披露所有有关的信息和数据，签署制作各种申请书、说明书、保证、转让文件及其他所有甲方认为申请和获得这些权利，或向甲方及其继任人、受让人、被提名的人转让和转移这些作品的独占与排他的权利、资格和利益时必要的凭据。而且乙方同意在本协议终止后且在乙方力所能及的情况下，仍将继续履行签署或促使签署该相关凭据或文件的义务。

7. **Conflicting Employment**. Party B agrees that, during the term of his/her employment with Party A, Party B will provide full-time services to Party A and will not accept, provide or engage in, directly or indirectly any other employment, occupation, consulting or other business activity related to the business in which Party A and/or the Group is now involved or becomes involved during the term of his/her employment, nor will Party B engage in any other activities that conflict with his/her obligations to Party A. Without unanimous written consent from the Board of Directors of Party A, Party B shall not acquire any shares or interests of other companies which have business activity related to the business in which Party A and/or the Group is now involved or becomes involved during the term of his/her employment other than that have been disclosed to Party A upon the execution of this Agreement.
职业冲突。在受聘于甲方期间，乙方将为甲方提供全职服务且不会直接或间接接受、提供或从事与甲方及/或集团现有或将来业务相关的任何其他实体的聘任、职位、咨询服务或其他业务活动，也不会从事与乙方对甲方所负义务冲突的其他活动。未经甲方董事会书面一致同意，在受聘于甲方期间，乙方不得持有其他任何从事与甲方及/或集团现有或将来业务相关的任何其他公司的股权或权益，除非乙方在本协议签署之日前已向甲方披露其在上述公司的持股情况。

8. **Non-competition**.
竞业禁止

8.1 Party B agrees that during the course of his/her employment and for a period of 24 months immediately following the termination of his/her relationship with Party A for any reason, whether with or without good cause or for any or no cause, voluntarily or involuntarily, with or without notice, Party B will not, without the prior unanimous written consent of the Board of Director of Party A, (i) serve as a partner, employee, consultant, officer, director, manager, agent, associate, investor, or otherwise for, (ii) directly or indirectly, own, purchase, organize or take preparatory steps for the organization of, (iii) build, design, finance, acquire, lease, operate, manage, invest in, work or consult for or otherwise affiliate Party B with, any business, in competition with or otherwise similar to Party A's business, as stated under Section 2 of this Agreement. The foregoing covenant shall cover Party B's activities in every part of the Territory in which Party B may conduct business during the term of such covenant as set forth above. "Territory" shall mean (a) the People's Republic of China, (b) Taiwan, (c) Hong Kong, (d) Macao, (e) the

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United States of America, and (f) all other countries and/or regions of the world.
乙方同意在受聘期间及无论因何种原因、有意或无意、自愿或非自愿、有无事前通知而与甲方终止聘用关系后的 24 个月内，在没有事先取得甲方董事会书面一致同意的情况下，乙方都不会：(i) 担任同甲方及/或集团业务形成竞争关系或有相似业务的实体的合伙人、雇员、顾问、管理人员、董事、经理、代理人、合作者、投资者等；(ii) 直接或间接地拥有、购买、设立组织或筹备设立组织而同甲方及/或集团业务形成竞争或相似业务关系；(iii) 从事建立、设计、融资、收购、租赁、运作、管理、投资、工作、提供咨询、使乙方成为内部人或其他业务而同本协议第二项下所述的甲方业务形成竞争或相似业务关系；上述约定将涵盖规定期间内乙方将从事业务活动的任一地域范围。"地域"是指(a) 中国大陆；(b) 台湾；(c) 香港；(d) 澳门；(e) 美国；(f) 其他国家和地区。

8.2 Party B acknowledge that Party B will derive significant value from Party A's agreement to provide Party B with that Confidential Information of Party A and/or any member of the Group to enable Party B to optimize the performance of Party B's duties to Party A. Party B further acknowledge that Party B's fulfillment of the obligations contained in this Agreement, including, but not limited to, Party B's obligation neither to disclose nor to use the Confidential Information of Party A or any member of the Group other than for Party A's exclusive benefit and Party B's obligation not to compete contained in subsection (a) above, is necessary to protect the Confidential Information of Party A or any member of the Group and, consequently, to preserve the value and goodwill of Party A. Party B further acknowledge the time, geographic and scope limitations of Party B's obligations under Section 6.1 above are reasonable, especially in light of Party A's and the Group's desire to protect their Confidential Information, and that Party B will not be precluded from gainful employment if Party B is obligated not to compete with Party A during the period and within the Territory as described above.
乙方承认将从甲方提供的包含甲方和/或集团其他成员的秘密信息的协议中获益非浅，该信息可使乙方更好地履行对甲方的职责。此外，乙方承认完全履行本协议的义务，对于保护甲方和/或集团其他成员的秘密信息从而保护甲方的价值与商誉而言是十分必要的，这些义务包括但不限于，除非为甲方的专门利益不得披露和使用甲方及集团其他成员得秘密信息的义务，以及上述 6.1 款所含的竞争禁止义务。上述 6.1 款中的对乙方义务的时间、地理及范围的限制是合理的，尤其是就甲方和集团保护秘密信息的要求而言。若乙方不在上述规定的期间和地域内从事与甲方竞争的行为，则不会发生解聘。

8.3 The covenants contained in Section 6.1 above shall be construed as a series of separate covenants, one for each city, county and state of any geographic area in the Territory. Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenant contained in Section 6.1 above. If, in any arbitration proceeding, the arbitration panel refuses to enforce any of such separate covenants (or any part thereof), then such unenforceable covenant (or such part) shall be eliminated from this

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Agreement to the extent necessary to permit the remaining separate covenants (or portions thereof) to be enforced. In the event the provisions of Section 6.1 above are deemed to exceed the time, geographic or scope limitations permitted by applicable law, then such provisions shall be reformed to the maximum time, geographic or scope limitations, as the case may be, then permitted by such law.
上述 6.1 款中的约定可视为由基于地域范围内的每一城市、州县、国家等一系列的独立约定组成。除地理位置不同外，每一独立约定的内容与上述 6.1 款是完全相同的。在仲裁程序中，若仲裁庭拒绝执行任何个别的约定（或其中一部分），该无法执行的约定将被排除于本协议，以保证其他约定可被执行。如果 6.1 款中的规定超出了法律允许的时间、地域和范围限制，则该规定将变更为法律允许的时间、地域和范围限制的上限。

8.4 Party B further agrees that Party B will be compensated by Party A in the total amount equal to the higher of (i) one month's salary of the month before the employment relationship is terminated or (ii) the minimum amount required by applicable laws (hereinafter referred to as the "Compensation") upon the termination of Party B's employment with Party A and for the performance of the covenants that Party B make in this Section 6 of this Agreement. The total amount of Compensation shall be the twelve times of monthly-salary based on the month when leaving the employ or the lowest amount as required by law, whichever is higher. The Compensation will be paid by two installments, of which the first installment equal to 1/2 of the total amount of the Compensation will be paid within one month after the employment is terminated and the other installments equal to 1/2 of the total amount of the Compensation will be paid per three months thereafter.
乙方同意因终止聘用关系并为了履行本协议第 6 条的约定，乙方将按(i)离职前当月月工资额与(ii) 现行法律规定的最低额相比较较高的金额从甲方获得补偿（简称“补偿金”）。补偿金的总额为离职前当月月工资额与(ii) 现行法律规定的最低额相比较较高的金额的 12 倍。该补偿金将分两次支付，第一次将于聘用关系结束后的一个月内支付补偿金总额的 1/2，随后隔三个月再次支付补偿金总额的 1/2。

9. **Returning Party A's Documents**. Party B agrees that, at the time of leaving the employ of Party A, Party B will deliver to Party A (and will not keep in Party B's possession, recreate or deliver to anyone else) any and all devices, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings blueprints, sketches, materials, equipment, other documents or property, or reproductions of any aforementioned items developed by Party B pursuant to Party B's employment with Party A or otherwise belonging to Party A and/or any other member of the Group, their successors or assigns. In the event of the termination of Party B's employment, Party B agrees to sign and deliver the "Termination Certification" attached hereto as Exhibit B.
归还甲方文件。乙方同意在离开甲方时，应将所有受聘于甲方期间而产生的设计、文档、数据、记录、报告、计划、清单、信件、说明书、规划图纸、梗概、材料、设备、其他文件或所有物及前述项目的副本或任何其他

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属于甲方和/或集团其他成员及其承继者和受让人的资料交还给甲方（乙方不得占有、复制或交给其他人）。受聘期结束时，乙方将签署并提交本协议附件B的终止证明。

10. **Liability for Default.** In the event that Party B breaches this Agreement and causes any damages of Party A, he/she shall be liable for such breach and shall compensate all damages resulting thereof. The amount of compensation may be deducted directly from Party B's salary, bonus and other incomes paid by Party A after Party B is informed and has confirmed in written form.
违约责任。如果乙方违约给甲方造成损失的，乙方应承担违约责任并赔偿甲方的损失。损失赔偿可以在告知乙方并获得乙方书面确认后，从乙方的工资报酬、奖金和其它收入中直接扣除。

11. **Notification of New Employer**. In the event that Party B leave the employ of Party A, Party B hereby grant consent to notification by Party A to his/her new employer about his/her rights and obligations under this Agreement.
通告新雇主。乙方在此同意，若乙方离职，甲方可将乙方在本协议项下的权利义务通告乙方的新雇主。

12. **Solicitation of Employees**. Party B agrees that for a period of 24 months immediately following the termination of his/her relationship with Party A for any reason, whether with or without cause, Party B shall not either directly or indirectly solicit, induce, recruit or encourage any employees of Party A and/or any other member of the Group to leave their employment, or take away such employees, or attempt to solicit, induce, recruit, encourage or take away employees of Party A and/or any other member of the Group, either for himself/herself or for any other person or entity.
拉拢员工。乙方同意无论因什么原因或理由而终止乙方同甲方的聘用关系后的 24 个月内，不得为自己、其他任何个人或实体，直接或间接地拉拢、唆使、招募、怂恿甲方和/或集团其他成员的雇员离职，不得带走前述雇员，也不得企图为前述行为。

13. **Conflict of Interest Guidelines**. Party B agrees to diligently adhere to the Conflict of Interest Guidelines attached as Exhibit C hereto.
利益冲突方针。乙方同意坚决地遵守本合同附件C的《利益冲突方针》。

14. **Anti-Corruption Policy**. Party B agrees to diligently adhere to the Anti-Corruption Policy of Party A attached hereto as Exhibit D.
反腐败政策。乙方同意坚决地遵守本合同附件D的《反腐败政策》。

15. **Representations**. Party B agrees to execute any warranties or verify any proper document required to carry out the terms of this Agreement. Party B represent that his/her performance of all the terms of this Agreement will not breach any agreement to keep in confidence proprietary information acquired by Party B in confidence or in trust prior to his/her employment by Party A. Party B has not entered into, and Party B agrees he/she will not enter into any oral or written agreement in conflict herewith.

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陈述。为履行本协议条款的规定，乙方将履行承诺或核实必要的文件。乙方履行本协议条款时不会构成对在受聘于甲方前乙方获得的任何受保密措施保护的专有信息的保密约定的违反。乙方未曾也不会达成任何与本协议相矛盾的口头或书面协议。

16. **Arbitration**.
仲裁

16.1 **Arbitration**. THE PARTIES AGREE THAT ANY DISPUTE OR CONTROVERSY ARISING OUT OF, RELATING TO, OR CONCERNING ANY INTERPRETATION, CONSTRUCTION, PERFORMANCE OR BREACH OF THIS AGREEMENT, SHALL BE SUBMITTED TO CHINA INTERNATIONAL ECONOMIC AND TRADE ARBITRATION COMMISSION ("**CIETAC**") FOR ARBITRATION. THE ARBITRATION SHALL BE CONDUCTED IN BEIJING IN ACCORDANCE WITH THE THEN APPLICABLE ARBITRATION RULES OF CIETAC. THE ARBITRATION AWARD SHALL BE FINAL, CONCLUSIVE AND BINDING ON THE PARTIES TO THE ARBITRATION.
仲裁。双方同意，任何有关本协议的解释、履行或违反而产生的争议或争论，应提交由中国国际经济贸易仲裁委员会（下称“贸仲委”）仲裁。仲裁将依贸仲委当时的仲裁规则在北京进行。仲裁裁决是终局的，对双方当事人均有约束力。

16.2 **Consideration**. PARTY B UNDERSTAND THAT EACH PARTY'S PROMISE TO RESOLVE CLAIMS BY ARBITRATION IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT, RATHER THAN THROUGH THE COURTS, IS CONSIDERATION FOR OTHER PARTY'S LIKE PROMISE.
谅解。乙方理解任一方允诺将根据本协议的规定通过仲裁而不是诉讼的方式解决索赔，是对对方类似允诺的谅解。

17. **General Provisions**
一般规定

17.1 **Governing Law**. This Agreement will be governed by the laws of the People's Republic of China, without reference to choice of laws or conflict of laws principles.
适用法律。本协议受中华人民共和国法律管辖，且不受其法律选择和法律冲突原则的影响。

17.2 **Entire Agreement**. This Agreement sets forth the entire agreement and understanding between Party A and Party B relating to the subject matter herein, supersedes any prior agreement(s) between us regarding the subject matter herein, and merges all prior discussions between us. No modification of or amendment to this Agreement, nor any waiver of any rights under this agreement, will be effective unless in writing signed by the party to be charged. Any subsequent change or changes in Party B's duties, salary or compensation will not affect the validity or scope of this Agreement.

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完整协议。本协议是对甲方与乙方间有关标的事项的完整规定，取代此前双方在这方面的任何协议，并涵盖此前双方的所有讨论。非经双方书面同意，任何对于本协议的变更和修改以及对于协议项下权利的放弃都视为无效。乙方职责、薪水和补偿方面的任何变化都不影响本协议的效力和范围。

17.3 **Severability**. If one or more of the provisions in this Agreement are deemed void by law, then the remaining provisions will continue in full force and effect.
独立性。本协议任何条款被依法视为无效，并不影响其他条款的执行与效力。

17.4 **Successors and Assigns**. This Agreement will be binding upon Party B's heirs, executors, administrators and other legal representatives and will be for the benefit of Party A, its successors, and its assigns.
继任者与受让者。本协议对乙方的继承人、遗嘱执行人、管理者或其他法定代表均有约束力，也将维护甲方及其继任者与受让者的利益。

17.5 **Counterparts**. This Agreement may be executed in any number of counterparts, each of which shall be enforceable, and all of which together shall constitute one agreement.
副本。本协议可签署多份副本，各副本效力同等，共同构成一份协议。

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Party A: Faith Winner (Jixian) Agriculture Development Company Limited

甲方：信凯（集贤）农业发展有限公司

Name: Liu Shulin

姓名：刘树林

By:

签署：

Party B: Guo Zongtai

乙方：郭宗泰

By:

签署：

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EXHIBIT A
附件 A

Faith Winner (Jixian) Agriculture Development Company Limited
CONFLICT OF INTEREST GUIDELINES
信凯（集贤）农业发展有限公司
利益冲突方针

It is the policy of [•] Co., Ltd., its subsidiaries, affiliates, successors or assigns (together, the "**Company**") to conduct its affairs in strict compliance with the letter and spirit of the law and to adhere to the highest principles of business ethics. Accordingly, all officers, employees and independent contractors must avoid activities which are in conflict, or give the appearance of being in conflict, with these principles and with the interests of Party A. The following are potentially compromising situations which must be avoided. Any exceptions must be reported to the President and written approval for continuation must be obtained.

本方针由[•]公司及其下属公司、关联机构、继任者和受让人（统称"公司"）为了严格遵守法律原则与精神，遵循最高准则的商业道德规范而制定并用以执行公司各项事务。相应地，所有的管理人员、雇员和独立的合同方应避免与该方针或公司利益相冲突或可能相冲突的任何行为。下面列示了一些应避免的潜在的情况。发现任何违反行为必须向总裁/总经理报告以获得下步行动的书面批准。

1. Revealing confidential information to outsiders or misusing confidential information. Unauthorized divulging of information is a violation of this policy whether or not for personal gain and whether or not harm to Party A is intended. (The Confidential Information, Invention Assignment and Non-Competition Agreement elaborates on this principle and is a binding agreement.)
向外部泄露或滥用秘密信息。不论是否为个人利益、是否有意或是否对公司造成损害，未经授权而泄露信息都构成对本方针的违反。（详见保密与不竞争协议的规定）

2. Accepting or offering substantial gifts, excessive entertainment, favors or payments which may be deemed to constitute undue influence or otherwise be improper or embarrassing to Party A.
接受或索要可能对公司造成不利影响或使公司处于不利地位的贵重礼物、超标款待、优惠或报酬。

3. Participating in civic or professional organizations that might involve divulging confidential information of Party A.
参加可能导致泄露公司秘密信息的普通或专业组织。

4. Initiating or approving personnel actions affecting reward or punishment of employees or applicants where there is a family relationship or is or appears to be a personal or social involvement (other than as officers of Party A appointed by the board of directors of Party A).
提出或批准可能影响与之有亲属关系或明显有个人或社会利害关系的雇员或申请者的奖金或惩罚的人事举措（董事会任命的公司管理人员除外）。

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5. Initiating or approving any form of personal or social harassment of employees.
对雇员进行任何形式的人身或公开骚扰。

6. Investing or holding outside directorship in suppliers, customers, or competing companies, including financial speculations, where such investment or directorship might influence in any manner a decision or course of action of Party A.
投资于或在供应商、客户、竞争公司担任管理职位，包括金融性投机，而这些投资或任职可能以某种方式对公司的决定和行动过程构成影响。

7. Borrowing from or lending to employees, customers or suppliers.
与雇员、客户或供应商有资金借贷关系。

8. Acquiring real estate of interest to Party A.
取得与公司利益有关的不动产。

9. Improperly using or disclosing to Party A any proprietary information or trade secrets of any former or concurrent employer or other person or entity with whom obligations of confidentiality exist.
在保密义务存在时不适当地使用或向公司披露任何前任、共同雇主、其他个人或实体的专有信息或商业秘密。

10. Unlawfully discussing prices, costs, customers, sales or markets with competing companies or their employees.
不正当地同竞争公司及其雇员讨论价格、成本、客户、销售或市场。

11. Making any unlawful agreement with distributors with respect to prices.
与分销商就价格达成非法协议。

12. Improperly using or authorizing the use of any inventions which are the subject of patent claims of any other person or entity.
不适当地使用或授权使用属于其他个人或单位的发明创造而导致索赔。

13. Engaging in any conduct which is not in the best interest of Party A.
从事任何损害公司利益的行为。

Each officer, employee and independent contractor must take every necessary action to ensure compliance with these guidelines and to bring problem areas to the attention of higher management for review. Violations of this conflict of interest policy may result in discharge without warning.
任何管理人员、雇员和独立合同方必须采取一切必要行动确保遵守该方针，并将问题提请高层管理人员关注与审查。违反该利益冲突方针可能导致未经警告即遭解雇。

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EXHIBIT B
附件 B

Faith Winner (Jixian) Agriculture Development Company Limited

信凯（集贤）农业发展有限公司

CONFLICT OF INTEREST GUIDELINES

反腐败政策

The following policies are made and will be enforced by [•] Co., Ltd., its subsidiaries, affiliates, successors or assigns (together, the "**Company**") that:

本政策由[•]公司及其下属公司、关联机构、继任者和受让人（统称为“公司”）制定执行：

1. The use of Company funds or assets for any unlawful or improper purpose is strictly prohibited. No payment shall be made to, or for the benefit of, government employees for the purpose of, or otherwise in connection with, the securing of sales to or obtaining favorable action by a government agency. Gifts of substantial value to or lavish entertainment of government employees are prohibited since they can be construed as attempts to influence government decisions in matters affecting Party A's operation. Any entertaining of public officials, or the furnishing of assistance in the form of transportation or other services should be of such nature that the official's integrity or reputation will not be compromised.
   禁止非法或为不当目的而使用公司资金或资产。不得为了与销售有关的目的或为了取得政府机关的支持而给政府雇员好处或报酬。禁止可能被理解成企图对政府部门就公司有关运营方面决策造成影响而赠送贵重礼品给政府雇员或铺张的款待政府雇员。对官员的招待和交通辅助设施的配备或提供的其他服务以不损害官员的正直和名誉为原则。

2. The offer, payment or promise to transfer in the future company funds or assets or the delivery of gifts or anything else of value to the officials, the political parties or officials or candidates of the political parties is strictly prohibited for the purpose of influencing any act or decision of any such person in his or her official capacity, including the decision to fail to perform his or her official functions or to use such persons or party's influence with a the government or instrumentality in order to affect or to influence any act or decision of such government or instrumentality in order to assist Party A in obtaining or retaining business for or with, or directing business to any person or entity.
   严格禁止向官员、政党、政党官员或其候选人提供、支付或承诺转让公司资金或资产、赠送礼物或其他有价值的东西，以对其职权范围内的决定和行动造成影响，包括以其作出失职的决定或利用该个人或政党在政府的势力影响政府的决定和行动，达到帮助公司获得、保持业务或影响其他任何个人和实体的业务的目的。

3. All records must truly reflect the transactions they record. All assets and liabilities shall be recorded in the regular books of account. No undisclosed or unrecorded fund or asset shall be established for any purpose. No false or artificial entries shall be made in the books and records for any reason. No payment shall be approved or made with the intention or understanding that any part of such

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payment is to be used for any purpose other than that described by the document supporting the payment.
所有的记录必须真实反映交易情况。所有的资产和债务必须记载于经常性会计帐簿中。不得为任何目的隐瞒或漏记资金和资产。不得以任何理由建立虚假帐目。不得批准支付或故意支付任何款项用途与其支持文件不符的款项。

4. No political contribution shall be made, directly or indirectly, with corporate funds or assets regardless of whether the contributions are legal under the laws of the county in which they are made.
不论是否符合行为地的法律，均不得用公司的资金和资产直接或间接进行政治性捐赠。

5. Any employee who learns of or suspects a violation of this Policy should promptly report the matter to the President, Chief Financial Officer or Internal Auditor, as appropriate in the circumstances. All managers shall be responsible for the enforcement of and compliance with this Policy, including the necessary distribution to insure employee knowledge and compliance.
任何雇员得知或觉察到有对本政策的违反行为，应在适当的情况下立即向总裁、首席财务官或内部审计人员报告。所有经理人员应负责本策略的执行和遵守，包括向雇员进行必要的传达以确保其了解和遵守。

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CONFIDENTIALITY AND NON-COMPETITION AGREEMENT
保密与不竞争协议

Party A: Faith Winner (Jixian) Agriculture Development Company Limited
甲方：信凯（集贤）农业发展有限公司
Address: Yanglin Plaza, Fuli Town, Jixian County, Shuangyashan City, Heilongjiang Province, P.R.China.
地址：中国黑龙江省双鸭山市集贤县福利镇阳霖大厦
Legal Representative: Liu Shulin
法定代表人：刘树林

Party B: Xu Shaocheng
乙方：徐少成
Home Address: Room 504, No. 10 of 160 Nong, Changningzhi Road, Changning District, Shanghai, P.R.China.
家庭住址：中国上海市长宁区长宁支路 160 弄 10 号 504 室
出生日期：1974 年 6 月 29 日
ID/Passport Number（身份证/护照号码）：320503197406292510

In consideration of Party B's employment or continued employment with Party A, and the compensation now and hereafter paid to Party B by Party A, the Parties hereby agree to enter into this Agreement. For the purposes of this Agreement, **"Group"** means Party A and any entity which is established by Party A for the time being and from time to time, the holding company, parent or subsidiary or affiliate of Party A, or any subsidiary or office of the holding company of Party A.
鉴于乙方受聘于甲方，并从甲方获得报酬，双方愿意接受并签署本协议。本协议中，"集团"包括甲方及其已设立或将设立的主体，甲方的控股公司、母公司、下属公司及关联方，以及甲方的控股公司的任何下属公司或办事处。

1. **Employment**. Party B acknowledge that the terms and conditions of his/her employment with Party A is provided for in a separate employment agreement between the Parties and no provision of this Agreement shall be construed as confirmation of Party B's employment with Party A.
   聘用。乙方同意与甲方的聘用条款与条件由双方另行签订的聘用合同作出规定，本协议条款不应被解释为对聘用关系的确认。

2. **Business**: Soybean processing and distribution business

   业务:大豆油脂加工及销售业务

3. **Confidential Information**
   秘密信息

   Confidential Information in this Agreement includes:

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Confidential Information in this Agreement includes:
本协议中的秘密信息包括：

3.1 **Company Information**. **Company Information** means any proprietary information, technical data, trade secrets or know-how, including, but not limited to, research, patterns, plans, compilations, inventions and developments, products, formulas, designs, prototypes, methods, techniques, processes, procedures, computer programs and software (whether as source code or object code), database, development plans, records for research and development, technical report, inspection report, experimental data, operation manual, technical documentation, technologies, hardware configuration information, yield data, equipment modifications, services, customer lists and customers (including, but not limited to, customers of Party A and/or any other member of the Group on whom Party B called or with whom Party B became acquainted during the term of Party B's employment with Party A), supplier lists, partners, markets, pricing, marketing, finances, salary, legal business or other business information of the Group disclosed to Party B or obtained by Party B from Party A and/or any other member of the Group either directly or indirectly in writing, orally or by drawings or observation of parts or equipment. Confidential Information may be a complete set of plan, documentation or product, and may also be part of the information or elements of the complete set of plan, documentation or product. The Parties further understand that Confidential Information does not include any of the foregoing items which has become publicly known and made generally available through no wrongful act of Party B or of others who were under confidentiality obligations as to the item or items involved.
甲方信息。甲方信息包括任何专有信息，技术资料，商业秘密或专有技术，包括但不限于调查研究、模式、计划、汇编物、发明与创造、产品、公式、设计、模型、方法、技术、过程、程序、计算机程序及软件（无论是源代码或目标代码）、数据库、开发计划、研究开发记录、技术报告、检测报告、实验数据、操作手册、技术文档、技术、硬件配置信息，产量，设备变更、服务、客户名单和客户（包括但不限于乙方在受聘期间走访或认识的甲方的和/或集团其他成员的客户）、供应商名单、合作方、市场、定价、营销、财务、工资、法律事务以及向乙方透露的、乙方直接或间接从甲方或集团其他成员获得的书面的或口头的、从图纸或对设备和部件的观测中获得的集团其他商业信息。秘密信息可以是一份完整的方案、文件或产品，也可以是某一方案、文件或产品中的部分数据或部分要素。双方进一步理解秘密信息不包括上述项目中已经公开的和乙方或有相关保密义务的其他人通过正当手段通常可以获得的信息。

3.2 **Third Party Information**. Party B recognize that Party A and/or other members of the Group have received and in the future will receive from third parties, including subsidiaries and affiliated companies of Party A, their confidential or proprietary information subject to a duty on Party A's part and/or the part of other members of the Group to maintain the confidentiality of such information and to use it only for certain limited purposes. Party B agrees to hold all such confidential or proprietary information in the

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strictest confidence and not to disclose it to any person, firm or corporation or to use it except as necessary in carrying out his/her work for Party A consistent with the agreement(s) Party A and/or a member of the Group has entered into with such third party.
第三方信息。乙方知道甲方和/或集团其他成员已从或将从包括甲方的下属公司和关联公司在内的第三方获得秘密信息或专有信息，甲方和/或集团其他成员都有义务对这些信息保密，并只可用于某些特定目的。若非为完成依甲方和/或集团其他成员与第三方的协议约定的工作之必要时，乙方将严守秘密，不向任何个人、合伙或公司披露或使用任何该秘密信息和专有信息。

4. **Media of Confidential Information**
秘密信息的载体

4.1 All documents, information, photographs, diagrams, notes, reports, letters, faxes, magnetic tapes, disks, prototypes, apparatus and any other forms of media, which are containing Confidential Information of Party A and held or kept by Party B in need of his/her work, shall be owned by Party A, no matter whether the Confidential Information is of business value.
乙方因职务上的需要所持有或保管的一切记录有甲方秘密信息的文件、资料、照片、图表、笔记、报告、信件、传真、磁带、磁盘、仪器以及其他任何形式的载体均归甲方所有，无论这些秘密信息有无商业上的价值。

4.2 Party B shall return Party A all the properties and media contained Confidential Information owned by Party A upon Party A's so request or Party B's dismissal (whatever the reason is), and shall not reproduce, hold or give the media herein above to any other person without authorization of Party A.
乙方应当于离职（无论何种原因）时，或者于甲方提出请求时，返还属于甲方的全部财物和载有甲方秘密信息的一切载体，不得将这些载体擅自复制、保留或交给其他任何人。

4.3 If the aforesaid media contained Confidential Information of Party A belong to Party B, Party A shall make corresponding economic compensation equivalent of the value of the media itself to Party B when Party B returns such media to Party A.
若上述记录有甲方秘密信息的载体是乙方自备的，在乙方返还这些载体时，甲方应给予乙方相当于载体本身价值的经济补偿。

5. **Maintenance of Confidentiality**
保密

5.1 Party B agrees at all times during the term of his/her employment and thereafter, to hold in strictest confidence, and not to use, except for the benefit of Party A or the benefit of the Group, or to disclose, publicize, release, impart, transfer, to any person, firm or corporation (including other employees who are not entitled to know Confidential Information in accordance with Party

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A's internal administrations) without written authorization of Party A, any Confidential Information. Party B agrees that he/she shall secure and keep such Confidential Information confidential and shall protect and safeguard the Confidential Information against any unauthorized use, disclosure, report, transfer or publication with at least the same degree of care as it uses for its own confidential or proprietary information, but in no event use less than reasonable care;
在受聘期间及之后，乙方保证将严守甲方秘密，除非为甲方或集团的利益，不会使用任何秘密信息，未获得甲方的书面授权不得向任何个人、合伙或公司（包括按照甲方的保密规定无权知悉该项秘密信息的甲方其他职员）披露、传播、公布、发表、传授、转让任何秘密信息。乙方同意将对这些秘密信息保密，并至少以使用自己的保密或专有信息一样小心的程度但任何情况都不低于合理的谨慎来保护和维护秘密信息不被擅自使用、披露、报道、转让或出版。

5.2 Except for the benefit of Party A or the benefit of the Group, Party B shall not take any Confidential Information and media contained Confidential Information out of Party A's office without written authorization of Party A.
除非为甲方或集团的利益，未经甲方事先书面同意，乙方不得将任何秘密信息和载有秘密信息的载体带出甲方的办公场所之外。

5.3 It will be regarded that Party A has agreed that Party B may disclose or use Confidential Information once Party B's supervisor of Party A has agreed in writing Party B to do so, provided that Party A has clearly stated in advance that such superior manager had been granted such power.
乙方的上级主管书面同意乙方披露、使用秘密信息的，视为甲方已同意这样做，前提是甲方已事先声明该主管人员拥有此项权限。

5.4 Except for the benefit of Party A or the benefit of the Group, Party B shall not inquiry, disclose or discuss the salary, bonus, welfare, option or any other payments to or with any other persons except for the direct relatives of Party B.
除非为甲方或集团的利益，乙方不得与任何其他主体（乙方的直接亲属除外）探听、披露或讨论薪金、奖金、福利、期权或任何形式的报酬事宜。

6. **Intellectual Property Rights**
知识产权

6.1 **Works Retained and Licensed**. Party B have attached hereto, as Exhibit A, a list describing all inventions, original works of authorship, developments, improvements, and trade secrets which were made by him/her prior to his/her employment with Party A (collectively referred to as "Prior Works"), which belong to Party B and relate to Party A's current and proposed business, products or research and development, and which are not assigned to Party A; or, if no such list is attached, Party B represent that there are no 就 such Prior Works. If in the course of Party B employment with Party A, Party B incorporate into a product, process or machine of Party A and/or any

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other member of the Group the Prior Works owned by Party B or in which Party B have an interest, Party A is hereby granted and shall have a nonexclusive, royalty-free, irrevocable, perpetual, worldwide license to make, have made, modify, use and sell such Prior Works as part of or in connection with such product, process or machine.

作品持有和许可。附件 A 清单所列为乙方于受聘前所拥有的所有发明创造、原创作品著作权、技术开发，技术改进和商业秘密（统称为"在先作品"），这些在先作品为乙方所有，与甲方当前或潜在业务、产品或研发有关，尚未转让给甲方；如果没有该附件清单，则表示乙方不拥有此类在先作品。若乙方受聘于甲方期间，将乙方拥有的或有利益关系的在先作品与甲方和/或集团其他成员的产品、程序或机器设备整合，甲方即被授予并拥有非排他的、免费的、不可撤销的、永久和世界范围内的许可，可以将该在先作品作为该产品、程序或机器设备的一部分或与其一道进行制作、修改、使用或销售。

6.2 **Disclosure**. Party B agrees that Party B will promptly make full written disclosure to Party A or its designee, will hold in trust for the sole right and benefit of Party A, all his/her right, title, and interest in and to any and all inventions, original works of authorship, developments, concepts, improvements, designs, discoveries, ideas, trademarks or trade secrets, processes, copyright works, know-how, any other work's information or matter which gives rise or may give rise to any intellectual property of whatsoever nature, whether or not patentable or registrable under any law of any country, which Party B may solely or jointly conceive or develop or reduce to practice, or cause to be conceived or developed or reduced to practice, during the period that Party B is in the employ of Party A (collectively referred to as "Works").

披露。乙方同意将乙方受聘期间，由乙方单独或合作构思、开发及付诸实施的，或促成构思、开发及付诸实施的发明、原创作品著作权、技术开发、观念、技术改进、设计、发现、思想、商标、商业秘密、程序、版权作品、技术诀窍和其他包含或可能包含任何知识产权属性或不论依照一国法律是否具有专利权或注册登记权属性的任何作品的信息或内容（统称为"作品"）中的全部资料、技术秘密和商业秘密披露给甲方或其指定者。

6.3 **Intellectual Property Rights**. The Parties acknowledge that Party A or its designee, has the absolute title, right or interest in and to any and all Works made by Party B (solely or jointly with others) during the period of Party B's employment with Party A or within one year after Party B's dismissal, and which are the duties of Party B or the tasks assigned to him by Party A or its designee, or which are created mainly with the materials and technical resources of Party A or its designee and under Party A or its designee's responsibility. Those Works are the "service invention-creation (*zhi wu fa ming*)" and "works made for hire (*zhi wu zuo pin*)" as defined under the patent and copyright laws of the People's Republic of China. Party B understands and agrees that the decision whether or not to commercialize or market Works is within Party A's sole discretion and for the sole benefit of Party A and/or any other member of the Group. Party B shall put forward written applications if he/she claims for authorship of the works made by

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him during the period of Party B's employment with Party A, and Party B is entitled to such works upon written confirmation of Party A that such works are not Works made for hire (*zhi wu zuo pin*). The works made by Party B for which Party B does not claim will be regarded as the Works made for hire. In respect of such works of Party B which are not the Works but related to the business of Party A or the Group, Party A or any member of the Group shall have a preemptive right to acquire for itself or its nominee all or any part (at Party A's option) of Party B's rights therein within three (3) months of Party B's disclosure to Party A of such works.

知识产权。双方确认，乙方在甲方任职期间，因基于职务、履行单位分派的任务或者主要是利用甲方的物质条件、业务信息等产生的作品，或无论何种原因乙方从甲方离职在离职之日起一年内完成的与其在甲方承担的本职工作或分配任务或业务有关的作品，甲方享有绝对的所有权、权利和利益，上述作品依中华人民共和国专利法和著作权法的定义属于职务发明和职务作品。乙方理解并同意甲方有权为了甲方和/或其他集团成员的单独利益自行决定是否将作品商业化或出售。乙方在任职期间完成的成果，乙方主张其本人享有知识产权的，应当及时向甲方书面申明，经甲方书面确认，认为确属非职务成果的，由乙方享有知识产权。乙方没有申明的，推定其为职务作品。如某些作品不属于前述职务作品，但与甲方或集团业务有关，在乙方向甲方披露此作品之日起三个月内，甲方及集团其他成员对该成果中的全部或部分权利（依甲方的选择而定）有优先购买权。

6.4 **Maintenance of Records**. Party B agrees to keep and maintain adequate and current written records of all Works made by Party B (solely or jointly with others) during the term of his/her employment with Party A. The records will be in the form of notes, sketches, drawings, and any other format. The records will be available to and remain the sole property of Party A at all times.

文档保管。乙方同意在受聘期间时时记录并保管好由乙方单独或与他人合作完成的所有作品的书面文档。该文档可以是记录表、梗概、图纸或任何其他格式。甲方有权随时获取这些文档并对其拥有单独的所有权。

6.5 **Patent and Copyright Registrations**. Party B agrees to assist Party A, or its designee, at Party A's expense, in every proper way to secure Party A's (or its designee's) rights in the Works and any copyrights, patents, mask work rights or other intellectual property rights relating thereto in any and all countries, including the disclosure to Party A of all pertinent information and data with respect thereto, the execution of all applications, specifications, oaths, assignments and all other instruments which Party A shall deem necessary in order to apply for and obtain such rights and in order to assign and convey to Party A, its successors, assigns, and nominees the sole and exclusive rights, title and interest in and to such Works, and any copyrights, patents, mask work rights or other intellectual property rights relating thereto. Party B further agrees that his/her obligation to execute or cause to be executed, when it is in his/her power to do so, any such instrument or papers shall continue after the termination of this Agreement.

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专利和版权登记。乙方同意由甲方承担费用以所有适当的方式协助甲方或其指定者在某一或所有国家保护甲方作品的权利、著作权、专利权、掩膜权及其他有关知识产权，包括向甲方披露所有有关的信息和数据，签署制作各种申请书、说明书、保证、转让文件及其他所有甲方认为申请和获得这些权利，或向甲方及其继任人、受让人、被提名的人转让和转移这些作品的独占与排他的权利、资格和利益时必要的凭据。而且乙方同意在本协议终止后且在乙方力所能及的情况下，仍将继续履行签署或促使签署该相关凭据或文件的义务。

7. Conflicting Employment. Party B agrees that, during the term of his/her employment with Party A, Party B will provide full-time services to Party A and will not accept, provide or engage in, directly or indirectly any other employment, occupation, consulting or other business activity related to the business in which Party A and/or the Group is now involved or becomes involved during the term of his/her employment, nor will Party B engage in any other activities that conflict with his/her obligations to Party A. Without unanimous written consent from the Board of Directors of Party A, Party B shall not acquire any shares or interests of other companies which have business activity related to the business in which Party A and/or the Group is now involved or becomes involved during the term of his/her employment other than that have been disclosed to Party A upon the execution of this Agreement.
职业冲突。在受聘于甲方期间，乙方将为甲方提供全职服务且不会直接或间接接受、提供或从事与甲方及/或集团现有或将来业务相关的任何其他实体的聘任、职位、咨询服务或其他业务活动，也不会从事与乙方对甲方所负义务冲突的其他活动。未经甲方董事会书面一致同意，在受聘于甲方期间，乙方不得持有其他任何从事与甲方及/或集团现有或将来业务相关的任何其他公司的股权或权益，除非乙方在本协议签署之日前已向甲方披露其在上述公司的持股情况。

8. Non-competition.
竞业禁止

8.1 Party B agrees that during the course of his/her employment and for a period of 24 months immediately following the termination of his/her relationship with Party A for any reason, whether with or without good cause or for any or no cause, voluntarily or involuntarily, with or without notice, Party B will not, without the prior unanimous written consent of the Board of Director of Party A, (i) serve as a partner, employee, consultant, officer, director, manager, agent, associate, investor, or otherwise for, (ii) directly or indirectly, own, purchase, organize or take preparatory steps for the organization of, (iii) build, design, finance, acquire, lease, operate, manage, invest in, work or consult for or otherwise affiliate Party B with, any business, in competition with or otherwise similar to Party A's business, as stated under Section 2 of this Agreement. The foregoing covenant shall cover Party B's activities in every part of the Territory in which Party B may conduct business during the term of such covenant as set forth above. "Territory" shall mean (a) the People's Republic of China, (b) Taiwan, (c) Hong Kong, (d) Macao, (e) the

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United States of America, and (f) all other countries and/or regions of the world.
乙方同意在受聘期间及无论因何种原因、有意或无意、自愿或非自愿、有无事前通知而与甲方终止聘用关系后的 24 个月内，在没有事先取得甲方董事会书面一致同意的情况下，乙方都不会：(i) 担任同甲方及/或集团业务形成竞争关系或有相似业务的实体的合伙人、雇员、顾问、管理人员、董事、经理、代理人、合作者、投资者等；(ii) 直接或间接地拥有、购买、设立组织或筹备设立组织而同甲方及/或集团业务形成竞争或相似业务关系；(iii) 从事建立、设计、融资、收购、租赁、运作、管理、投资、工作、提供咨询、使乙方成为内部人或其他业务而同本协议第二项下所述的甲方业务形成竞争或相似业务关系；上述约定将涵盖规定期间内乙方将从事业务活动的任一地域范围。"地域"是指(a) 中国大陆；(b) 台湾；(c) 香港；(d) 澳门；(e) 美国；(f) 其他国家和地区。

8.2 Party B acknowledge that Party B will derive significant value from Party A's agreement to provide Party B with that Confidential Information of Party A and/or any member of the Group to enable Party B to optimize the performance of Party B's duties to Party A. Party B further acknowledge that Party B's fulfillment of the obligations contained in this Agreement, including, but not limited to, Party B's obligation neither to disclose nor to use the Confidential Information of Party A or any member of the Group other than for Party A's exclusive benefit and Party B's obligation not to compete contained in subsection (a) above, is necessary to protect the Confidential Information of Party A or any member of the Group and, consequently, to preserve the value and goodwill of Party A. Party B further acknowledge the time, geographic and scope limitations of Party B's obligations under Section 6.1 above are reasonable, especially in light of Party A's and the Group's desire to protect their Confidential Information, and that Party B will not be precluded from gainful employment if Party B is obligated not to compete with Party A during the period and within the Territory as described above.
乙方承认将从甲方提供的包含甲方和/或集团其他成员的秘密信息的协议中获益非浅，该信息可使乙方更好地履行对甲方的职责。此外，乙方承认完全履行本协议的义务，对于保护甲方和/或集团其他成员的秘密信息从而保护甲方的价值与商誉而言是十分必要的，这些义务包括但不限于，除非为甲方的专门利益不得披露和使用甲方及集团其他成员得秘密信息的义务，以及上述 6.1 款所含的竞争禁止义务。上述 6.1 款中的对乙方义务的时间、地理及范围的限制是合理的，尤其是就甲方和集团保护秘密信息的要求而言。若乙方不在上述规定的期间和地域内从事与甲方竞争的行为，则不会发生解聘。

8.3 The covenants contained in Section 6.1 above shall be construed as a series of separate covenants, one for each city, county and state of any geographic area in the Territory. Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenant contained in Section 6.1 above. If, in any arbitration proceeding, the arbitration panel refuses to enforce any of such separate covenants (or any part thereof), then such unenforceable covenant (or such part) shall be eliminated from this

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Agreement to the extent necessary to permit the remaining separate covenants (or portions thereof) to be enforced. In the event the provisions of Section 6.1 above are deemed to exceed the time, geographic or scope limitations permitted by applicable law, then such provisions shall be reformed to the maximum time, geographic or scope limitations, as the case may be, then permitted by such law.

上述 6.1 款中的约定可视为由基于地域范围内的每一城市、州县、国家等一系列的独立约定组成。除地理位置不同外，每一独立约定的内容与上述 6.1 款是完全相同的。在仲裁程序中，若仲裁庭拒绝执行任何个别的约定（或其中一部分），该无法执行的约定将被排除于本协议，以保证其他约定可被执行。如果 6.1 款中的规定超出了法律允许的时间、地域和范围限制，则该规定将变更为法律允许的时间、地域和范围限制的上限。

8.4 Party B further agrees that Party B will be compensated by Party A in the total amount equal to the higher of (i) one month's salary of the month before the employment relationship is terminated or (ii) the minimum amount required by applicable laws (hereinafter referred to as the "Compensation") upon the termination of Party B's employment with Party A and for the performance of the covenants that Party B make in this Section 6 of this Agreement. The total amount of Compensation shall be the twelve times of monthly-salary based on the month when leaving the employ or the lowest amount as required by law, whichever is higher. The Compensation will be paid by two installments, of which the first installment equal to 1/2 of the total amount of the Compensation will be paid within one month after the employment is terminated and the other installments equal to 1/2 of the total amount of the Compensation will be paid per three months thereafter.

乙方同意因终止聘用关系并为了履行本协议第 6 条的约定，乙方将按(i)离职前当月月工资额与(ii) 现行法律规定的最低额相比较较高的金额从甲方获得补偿（简称"补偿金"）。补偿金的总额为离职前当月月工资额与(ii) 现行法律规定的最低额相比较较高的金额的 12 倍。该补偿金将分两次支付，第一次将于聘用关系结束后的一个月内支付补偿金总额的 1/2，随后隔三个月再次支付补偿金总额的 1/2。

9. **Returning Party A's Documents**. Party B agrees that, at the time of leaving the employ of Party A, Party B will deliver to Party A (and will not keep in Party B's possession, recreate or deliver to anyone else) any and all devices, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings blueprints, sketches, materials, equipment, other documents or property, or reproductions of any aforementioned items developed by Party B pursuant to Party B's employment with Party A or otherwise belonging to Party A and/or any other member of the Group, their successors or assigns. In the event of the termination of Party B's employment, Party B agrees to sign and deliver the "Termination Certification" attached hereto as Exhibit B.

归还甲方文件。乙方同意在离开甲方时，应将所有受聘于甲方期间而产生的设计、文档、数据、记录、报告、计划、清单、信件、说明书、规划图纸、梗概、材料、设备、其他文件或所有物及前述项目的副本或任何其他

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属于甲方和/或集团其他成员及其承继者和受让人的资料交还给甲方（乙方不得占有、复制或交给其他人）。受聘期结束时，乙方将签署并提交本协议附件B的终止证明。

10. **Liability for Default.** In the event that Party B breaches this Agreement and causes any damages of Party A, he/she shall be liable for such breach and shall compensate all damages resulting thereof. The amount of compensation may be deducted directly from Party B's salary, bonus and other incomes paid by Party A after Party B is informed and has confirmed in written form.
违约责任。如果乙方违约给甲方造成损失的，乙方应承担违约责任并赔偿甲方的损失。损失赔偿可以在告知乙方并获得乙方书面确认后，从乙方的工资报酬、奖金和其它收入中直接扣除。

11. **Notification of New Employer**. In the event that Party B leave the employ of Party A, Party B hereby grant consent to notification by Party A to his/her new employer about his/her rights and obligations under this Agreement.
通告新雇主。乙方在此同意，若乙方离职，甲方可将乙方在本协议项下的权利义务通告乙方的新雇主。

12. **Solicitation of Employees**. Party B agrees that for a period of 24 months immediately following the termination of his/her relationship with Party A for any reason, whether with or without cause, Party B shall not either directly or indirectly solicit, induce, recruit or encourage any employees of Party A and/or any other member of the Group to leave their employment, or take away such employees, or attempt to solicit, induce, recruit, encourage or take away employees of Party A and/or any other member of the Group, either for himself/herself or for any other person or entity.
拉拢员工。乙方同意无论因什么原因或理由而终止乙方同甲方的聘用关系后的 24 个月内，不得为自己、其他任何个人或实体，直接或间接地拉拢、唆使、招募、怂恿甲方和/或集团其他成员的雇员离职，不得带走前述雇员，也不得企图为前述行为。

13. **Conflict of Interest Guidelines**. Party B agrees to diligently adhere to the Conflict of Interest Guidelines attached as Exhibit C hereto.
利益冲突方针。乙方同意坚决地遵守本合同附件C的《利益冲突方针》。

14. **Anti-Corruption Policy**. Party B agrees to diligently adhere to the Anti-Corruption Policy of Party A attached hereto as Exhibit D.
反腐败政策。乙方同意坚决地遵守本合同附件D的《反腐败政策》。

15. **Representations**. Party B agrees to execute any warranties or verify any proper document required to carry out the terms of this Agreement. Party B represent that his/her performance of all the terms of this Agreement will not breach any agreement to keep in confidence proprietary information acquired by Party B in confidence or in trust prior to his/her employment by Party A. Party B has not entered into, and Party B agrees he/she will not enter into any oral or written agreement in conflict herewith.

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陈述。为履行本协议条款的规定，乙方将履行承诺或核实必要的文件。乙方履行本协议条款时不会构成对在受聘于甲方前乙方获得的任何受保密措施保护的专有信息的保密约定的违反。乙方未曾也不会达成任何与本协议相矛盾的口头或书面协议。

16. **Arbitration**.
仲裁

16.1 **Arbitration**. THE PARTIES AGREE THAT ANY DISPUTE OR CONTROVERSY ARISING OUT OF, RELATING TO, OR CONCERNING ANY INTERPRETATION, CONSTRUCTION, PERFORMANCE OR BREACH OF THIS AGREEMENT, SHALL BE SUBMITTED TO CHINA INTERNATIONAL ECONOMIC AND TRADE ARBITRATION COMMISSION ("**CIETAC**") FOR ARBITRATION. THE ARBITRATION SHALL BE CONDUCTED IN BEIJING IN ACCORDANCE WITH THE THEN APPLICABLE ARBITRATION RULES OF CIETAC. THE ARBITRATION AWARD SHALL BE FINAL, CONCLUSIVE AND BINDING ON THE PARTIES TO THE ARBITRATION.
仲裁。双方同意，任何有关本协议的解释、履行或违反而产生的争议或争论，应提交由中国国际经济贸易仲裁委员会（下称"贸仲委"）仲裁。仲裁将依贸仲委当时的仲裁规则在北京进行。仲裁裁决是终局的，对双方当事人均有约束力。

16.2 **Consideration**. PARTY B UNDERSTAND THAT EACH PARTY'S PROMISE TO RESOLVE CLAIMS BY ARBITRATION IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT, RATHER THAN THROUGH THE COURTS, IS CONSIDERATION FOR OTHER PARTY'S LIKE PROMISE.
谅解。乙方理解任一方允诺将根据本协议的规定通过仲裁而不是诉讼的方式解决索赔，是对对方类似允诺的谅解。

17. **General Provisions**
一般规定

17.1 **Governing Law**. This Agreement will be governed by the laws of the People's Republic of China, without reference to choice of laws or conflict of laws principles.
适用法律。本协议受中华人民共和国法律管辖，且不受其法律选择和法律冲突原则的影响。

17.2 **Entire Agreement**. This Agreement sets forth the entire agreement and understanding between Party A and Party B relating to the subject matter herein, supersedes any prior agreement(s) between us regarding the subject matter herein, and merges all prior discussions between us. No modification of or amendment to this Agreement, nor any waiver of any rights under this agreement, will be effective unless in writing signed by the party to be charged. Any subsequent change or changes in Party B's duties, salary or compensation will not affect the validity or scope of this Agreement.

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<u>完整协议</u>。本协议是对甲方与乙方间有关标的事项的完整规定，取代此前双方在这方面的任何协议，并涵盖此前双方的所有讨论。非经双方书面同意，任何对于本协议的变更和修改以及对于协议项下权利的放弃都视为无效。乙方职责、薪水和补偿方面的任何变化都不影响本协议的效力和范围。

17.3 **<u>Severability</u>**. If one or more of the provisions in this Agreement are deemed void by law, then the remaining provisions will continue in full force and effect.
<u>独立性</u>。本协议任何条款被依法视为无效，并不影响其他条款的执行与效力。

17.4 **<u>Successors and Assigns</u>**. This Agreement will be binding upon Party B's heirs, executors, administrators and other legal representatives and will be for the benefit of Party A, its successors, and its assigns.
<u>继任者与受让者</u>。本协议对乙方的继承人、遗嘱执行人、管理者或其他法定代表均有约束力，也将维护甲方及其继任者与受让者的利益。

17.5 **<u>Counterparts</u>**. This Agreement may be executed in any number of counterparts, each of which shall be enforceable, and all of which together shall constitute one agreement.
<u>副本</u>。本协议可签署多份副本，各副本效力同等，共同构成一份协议。

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Party A: Faith Winner (Jixian) Agriculture Development Company Limited

甲方：信凯（集贤）农业发展有限公司

Name: Liu Shulin

姓名：刘树林

By:

签署：

Party B: Xu Shaocheng

乙方：徐少成

By:

签署：徐少成

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EXHIBIT A
附件 A

Faith Winner (Jixian) Agriculture Development Company Limited
CONFLICT OF INTEREST GUIDELINES
信凯（集贤）农业发展有限公司
利益冲突方针

It is the policy of [•] Co., Ltd., its subsidiaries, affiliates, successors or assigns (together, the "**Company**") to conduct its affairs in strict compliance with the letter and spirit of the law and to adhere to the highest principles of business ethics. Accordingly, all officers, employees and independent contractors must avoid activities which are in conflict, or give the appearance of being in conflict, with these principles and with the interests of Party A. The following are potentially compromising situations which must be avoided. Any exceptions must be reported to the President and written approval for continuation must be obtained.

本方针由[•]公司及其下属公司、关联机构、继任者和受让人（统称"公司"）为了严格遵守法律原则与精神，遵循最高准则的商业道德规范而制定并用以执行公司各项事务。相应地，所有的管理人员、雇员和独立的合同方应避免与该方针或公司利益相冲突或可能相冲突的任何行为。下面列示了一些应避免的潜在的情况。发现任何违反行为必须向总裁/总经理报告以获得下步行动的书面批准。

1. Revealing confidential information to outsiders or misusing confidential information. Unauthorized divulging of information is a violation of this policy whether or not for personal gain and whether or not harm to Party A is intended. (The Confidential Information, Invention Assignment and Non-Competition Agreement elaborates on this principle and is a binding agreement.)
向外部泄露或滥用秘密信息。不论是否为个人利益、是否有意或是否对公司造成损害，未经授权而泄露信息都构成对本方针的违反。（详见保密与不竞争协议的规定）

2. Accepting or offering substantial gifts, excessive entertainment, favors or payments which may be deemed to constitute undue influence or otherwise be improper or embarrassing to Party A.
接受或索要可能对公司造成不利影响或使公司处于不利地位的贵重礼物、超标款待、优惠或报酬。

3. Participating in civic or professional organizations that might involve divulging confidential information of Party A.
参加可能导致泄露公司秘密信息的普通或专业组织。

4. Initiating or approving personnel actions affecting reward or punishment of employees or applicants where there is a family relationship or is or appears to be a personal or social involvement (other than as officers of Party A appointed by the board of directors of Party A).
提出或批准可能影响与之有亲属关系或明显有个人或社会利害关系的雇员或申请者的奖金或惩罚的人事举措（董事会任命的公司管理人员除外）。

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5. Initiating or approving any form of personal or social harassment of employees.
对雇员进行任何形式的人身或公开骚扰。

6. Investing or holding outside directorship in suppliers, customers, or competing companies, including financial speculations, where such investment or directorship might influence in any manner a decision or course of action of Party A.
投资于或在供应商、客户、竞争公司担任管理职位，包括金融性投机，而这些投资或任职可能以某种方式对公司的决定和行动过程构成影响。

7. Borrowing from or lending to employees, customers or suppliers.
与雇员、客户或供应商有资金借贷关系。

8. Acquiring real estate of interest to Party A.
取得与公司利益有关的不动产。

9. Improperly using or disclosing to Party A any proprietary information or trade secrets of any former or concurrent employer or other person or entity with whom obligations of confidentiality exist.
在保密义务存在时不适当地使用或向公司披露任何前任、共同雇主、其他个人或实体的专有信息或商业秘密。

10. Unlawfully discussing prices, costs, customers, sales or markets with competing companies or their employees.
不正当地同竞争公司及其雇员讨论价格、成本、客户、销售或市场。

11. Making any unlawful agreement with distributors with respect to prices.
与分销商就价格达成非法协议。

12. Improperly using or authorizing the use of any inventions which are the subject of patent claims of any other person or entity.
不适当地使用或授权使用属于其他个人或单位的发明创造而导致索赔。

13. Engaging in any conduct which is not in the best interest of Party A.
从事任何损害公司利益的行为。

Each officer, employee and independent contractor must take every necessary action to ensure compliance with these guidelines and to bring problem areas to the attention of higher management for review. Violations of this conflict of interest policy may result in discharge without warning.
任何管理人员、雇员和独立合同方必须采取一切必要行动确保遵守该方针，并将问题提请高层管理人员关注与审查。违反该利益冲突方针可能导致未经警告即遭解雇。

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EXHIBIT B
附件 B

Faith Winner (Jixian) Agriculture Development Company Limited
信凯（集贤）农业发展有限公司
CONFLICT OF INTEREST GUIDELINES
反腐败政策

The following policies are made and will be enforced by [•] Co., Ltd., its subsidiaries, affiliates, successors or assigns (together, the "**Company**") that:
本政策由[•]公司及其下属公司、关联机构、继任者和受让人（统称为"公司"）制定执行：

1. The use of Company funds or assets for any unlawful or improper purpose is strictly prohibited. No payment shall be made to, or for the benefit of, government employees for the purpose of, or otherwise in connection with, the securing of sales to or obtaining favorable action by a government agency. Gifts of substantial value to or lavish entertainment of government employees are prohibited since they can be construed as attempts to influence government decisions in matters affecting Party A's operation. Any entertaining of public officials, or the furnishing of assistance in the form of transportation or other services should be of such nature that the official's integrity or reputation will not be compromised.
禁止非法或为不当目的而使用公司资金或资产。不得为了与销售有关的目的或为了取得政府机关的支持而给政府雇员好处或报酬。禁止可能被理解成企图对政府部门就公司有关运营方面决策造成影响而赠送贵重礼品给政府雇员或铺张的款待政府雇员。对官员的招待和交通辅助设施的配备或提供的其他服务以不损害官员的正直和名誉为原则。

2. The offer, payment or promise to transfer in the future company funds or assets or the delivery of gifts or anything else of value to the officials, the political parties or officials or candidates of the political parties is strictly prohibited for the purpose of influencing any act or decision of any such person in his or her official capacity, including the decision to fail to perform his or her official functions or to use such persons or party's influence with a the government or instrumentality in order to affect or to influence any act or decision of such government or instrumentality in order to assist Party A in obtaining or retaining business for or with, or directing business to any person or entity.
严格禁止向官员、政党、政党官员或其候选人提供、支付或承诺转让公司资金或资产、赠送礼物或其他有价值的东西，以对其职权范围内的决定和行动造成影响，包括以其作出失职的决定或利用该个人或政党在政府的势力影响政府的决定和行动，达到帮助公司获得、保持业务或影响其他任何个人和实体的业务的目的。

3. All records must truly reflect the transactions they record. All assets and liabilities shall be recorded in the regular books of account. No undisclosed or unrecorded fund or asset shall be established for any purpose. No false or artificial entries shall be made in the books and records for any reason. No payment shall be approved or made with the intention or understanding that any part of such

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payment is to be used for any purpose other than that described by the document supporting the payment.
所有的记录必须真实反映交易情况。所有的资产和债务必须记载于经常性会计帐簿中。不得为任何目的隐瞒或漏记资金和资产。不得以任何理由建立虚假帐目。不得批准支付或故意支付任何款项用途与其支持文件不符的款项。

4. No political contribution shall be made, directly or indirectly, with corporate funds or assets regardless of whether the contributions are legal under the laws of the county in which they are made.
不论是否符合行为地的法律，均不得用公司的资金和资产直接或间接进行政治性捐赠。

5. Any employee who learns of or suspects a violation of this Policy should promptly report the matter to the President, Chief Financial Officer or Internal Auditor, as appropriate in the circumstances. All managers shall be responsible for the enforcement of and compliance with this Policy, including the necessary distribution to insure employee knowledge and compliance.
任何雇员得知或觉察到有对本政策的违反行为，应在适当的情况下立即向总裁、首席财务官或内部审计人员报告。所有经理人员应负责本策略的执行和遵守，包括向雇员进行必要的传达以确保其了解和遵守。

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Non-compete Undertaking

承诺函
Undertaking Letter

致：黑龙江省阳霖油脂集团有限公司（“阳霖”）
To: Heilongjiang Yanglin Soybean Group Co. Ltd (“Yang Lin”)

承诺方：黑龙江省阳霖集团种业有限公司及其所有股东
Covenanters: Heilongjiang Province Yanglin Group Seeds Co. Ltd & each and all of its shareholders

承诺方不可撤销地无条件地在此承诺：
Each and all of the covenanters hereby irrevocably and unconditionally covenant as follows:

1、 自本承诺函生效之日起，非经阳霖董事会书面一致同意，承诺方及其下属公司、企业或经济实体不得继续直接或间接经营或参与任何与阳霖及其已设立或将设立的主体，阳霖的控股公司、母公司、下属公司及关联方，以及阳霖的控股公司的任何下属公司或办事处（下称“集团公司”）目前及未来所从事的业务相同或类似的业务，且不得直接或间接经营或参与其他可能与阳霖和集团公司经济利益发生直接或间接利益冲突的项目、业务或交易，并不得签署任何与之相关的合同或协议。
As of the effective date of this Undertaking Letter, without unanimous written consent of the board of directors of Yang Lin, each and all of the Covenanters and its affiliated companies, enterprises or economic entities shall not, directly or indirectly, continue to operate or involve in the same or similar businesses that are being operated or to be operated by Yang Lin, Yang Lin's established or to be established entities, Yang Lin's holding company, parent company, subsidiaries or affiliated enterprises and any subsidiaries or offices of the holding company (hereinafter “Group Company”), and shall not, directly or indirectly, operate or involve in any project, business or transaction which might have direct or indirect conflict of interest with Yang Lin and the Group Company.

2、 自本承诺函生效之日起，非经阳霖董事会书面一致同意，承诺方及其下属公司、企业或经济实体将不会以任何方式投资设立或间接控制、参股任何与阳霖及/或集团公司业务相关的及/或有利益冲突的企业或其他任何机构。
As of the effective date of this Undertaking Letter, without unanimous written consent of the board of directors of Yang Lin, each and all of the Covenanters and its affiliated companies, enterprises or entities shall not establish or indirectly control of or hold any equity interest in any enterprise or any other institutions that may engage in similar business as or have conflict-interests with YangLin or the Group Company.

3、 自本承诺函生效之日起，若承诺方与阳霖签署任何涉及关联交易的协议或合同，则该等合同或协议应根据公平市场价格依法签订，且必须经阳霖董事会书面一致同意。

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Non-compete Undertaking

As of the effective date of this Undertaking Letter, any agreement or contract between each and all of the covenanters and Yang Lin that deemed as a related party transaction shall be made based on the fair market value and subject to unanimous written consent of the board of directors of Yang Lin.

4、 承诺方对因其违反本承诺函内容给阳霖或集团公司造成的任何损害均承担连带赔偿责任。
Each and all of the covenanters shall be jointly and severally liable for any damages to Yang Lin or the Group Company resulting from the breach of this Undertaking Letter of each and all of the covenanters.

5、 本承诺函的效力及解释适用中华人民共和国法律法规。
Validity and interpretation of this Undertaking Letter shall be governed by the laws and regulations of the People's Republic of China.

6、 任何针对本承诺函效力及内容的争议，双方应提交中国国际经济贸易仲裁委员会依该会仲裁规则在北京仲裁解决。
Any dispute in connection with the validity and contents of this Undertaking Letter shall be submitted to China International Economic and Trade Arbitration Committee (hereinafter "CIETAC") for arbitration in accordance with its rules then in force. The site of arbitration shall be in Beijing.

7、 本承诺函下之承诺为无条件、不可撤销之承诺。在承诺方存续期间，其在本承诺函下所作之各项承诺均持续有效。
The covenants under this Undertaking Letter shall be unconditional and irrevocable and shall be effective at all time during the operation terms of the each and all of the covenanters.

8、 本承诺函自承诺方签字或盖章之日起生效。
This Undertaking Letter shall come into effective upon the execution or seal of the Covenanter.

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Non-compete Undertaking

承诺方：
Covenanter:

黑龙江省阳霖集团种业有限公司
Heilongjiang Province Yanglin Group Seeds Co., Ltd

签署：
By: ____________________

姓名：丁焕芹
Name: 丁焕芹

职务：法定代表人
Title: Legal Representative

全体黑龙江省阳霖集团种业有限公司的股东
All and each of the shareholders of Heilongjiang Province Yanglin Group Seeds Co. Ltd

签署：丁焕芹
By: ____________________

姓名：丁焕芹
Name: Ding Huanqin

日期：2007年9月22 日
Date: September 22 , 2007

见证人：杨彬
Witness: ____________________

姓名：杨彬
Name: 杨彬

日期：2007年9月22日
Date: September 22 , 2007

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Non-compete Undertaking

承诺函
Undertaking Letter

致：黑龙江省阳霖油脂集团有限公司（"阳霖"）
To: Heilongjiang Yanglin Soybean Group Co. Ltd ("Yang Lin")

承诺方：双鸭山天霖米业有限公司及其所有股东
Covenanters: Shuangyashan Tianlin Rice Co. Ltd & each and all of its shareholders

承诺方不可撤销地无条件地在此承诺：
Each and all of the Covenanters hereby irrevocably and unconditionally covenant as follows:

1、 自本承诺函生效之日起，非经阳霖董事会书面一致同意，承诺方及其下属公司、企业或经济实体不得继续直接或间接经营或参与任何与阳霖及其已设立或将设立的主体，阳霖的控股公司、母公司、下属公司及关联方，以及阳霖的控股公司的任何下属公司或办事处（下称"集团公司"）目前及未来所从事的业务相同或类似的业务，且不得直接或间接经营或参与其他可能与阳霖和集团公司经济利益发生直接或间接利益冲突的项目、业务或交易，并不得签署任何与之相关的合同或协议。
As of the effective date of this Undertaking Letter, without unanimous written consent of the board of directors of Yang Lin, each and all of the Covenanters and its affiliated companies, enterprises or economic entities shall not, directly or indirectly, continue to operate or involve in the same or similar businesses that are being operated or to be operated by Yang Lin, Yang Lin's established or to be established entities, Yang Lin's holding company, parent company, subsidiaries or affiliated enterprises and any subsidiaries or offices of the holding company (hereinafter "Group Company"), and shall not, directly or indirectly, operate or involve in any project, business or transaction which might have direct or indirect conflict of interest with Yang Lin and the Group Company.

2、 自本承诺函生效之日起，非经阳霖董事会书面一致同意，承诺方及其下属公司、企业或经济实体将不会以任何方式投资设立或间接控制、参股任何与阳霖及/或集团公司业务相关的及/或有利益冲突的企业或其他任何机构。
As of the effective date of this Undertaking Letter, without unanimous written consent of the board of directors of Yang Lin, each and all of the Covenanters and its affiliated companies, enterprises or entities shall not establish or indirectly control of or hold any equity interest in any enterprise or any other institutions that may engage in similar business as or have conflict-interests with YangLin or the Group Company.

3、 自本承诺函生效之日起，若承诺方与阳霖签署任何涉及关联交易的协议或合同，则该等合同或协议应根据公平市场价格依法签订，且必须经阳霖董事会书面一致同意。
As of the effective date of this Undertaking Letter, any agreement or contract

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Non-compete Undertaking

As of the effective date of this Undertaking Letter, any agreement or contract between each and all of the covenanters and Yang Lin that deemed as a related party transaction shall be made based on the fair market value and subject to unanimous written consent of the board of directors of Yang Lin.

4、 承诺方对因其违反本承诺函内容给阳霖或集团公司造成的任何损害均承担连带赔偿责任。
Each and all of the covenanters shall be jointly and severally liable for any damages to Yang Lin or the Group Company resulting from the breach of this Undertaking Letter of each and all of the covenanters.

5、 本承诺函的效力及解释适用中华人民共和国法律法规。
Validity and interpretation of this Undertaking Letter shall be governed by the laws and regulations of the People's Republic of China.

6、 任何针对本承诺函效力及内容的争议，双方应提交中国国际经济贸易仲裁委员会依该会仲裁规则在北京仲裁解决。
Any dispute in connection with the validity and contents of this Undertaking Letter shall be submitted to China International Economic and Trade Arbitration Committee (hereinafter "CIETAC") for arbitration in accordance with its rules then in force. The site of arbitration shall be in Beijing.

7、 本承诺函下之承诺为无条件、不可撤销之承诺。在承诺方存续期间，其在本承诺函下所作之各项承诺均持续有效。
The covenants under this Undertaking Letter shall be unconditional and irrevocable and shall be effective at all time during the operation terms of the each and all of the covenanters.

8、 本承诺函自承诺方签字或盖章之日起生效。
This Undertaking Letter shall come into effective upon the execution or seal of the Covenanter.

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Non-compete Undertaking

承诺方：
Covenanter:

双鸭山天霖米业有限公司
Shuangyashan Tianlin Rice Co. Ltd

签署：
By: ______________________

姓名：
Name:

职务：法定代表人
Title: Legal Representative

全体双鸭山天霖米业有限公司的股东
All and each of the shareholders of
Shuangyashan Tianlin Rice Co. Ltd

签署：
By: ______________________

姓名：丁焕芹
Name: Ding Huanqin

签署：
By: ______________________

姓名：刘桂林
Name: Liu Guilin

日期： 2007年9月22日
Date: September 22, 2007

见证人：
Witness: ______________________

姓名：
Name:

日期： 2007年9 月22日
Date: September 22, 2007

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